--------------------------------------------------------------------------------
                                   M&VA Draft
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                                  Date: 7/21/00





                                  $300,000,000


             AMENDED AND RESTATED CREDIT AND REIMBURSEMENT AGREEMENT


                            Dated as of June 15, 2000

                                  by and among


                              CNL APF Partners, LP
                                  as Borrower,


                                CNL APF LP CORP.
                           as a Parent and Guarantor,


                                CNL APF GP CORP.
                           as a Parent and Guarantor,


                             each of the Guarantors,
                         as such term is defined herein,


                             BANK OF AMERICA, N.A.,
                             as Administrative Agent

                                       and

                               as Issuing Lender,

                         BANK OF AMERICA SECURITIES LLC,
                              as Sole Lead Arranger

                                       and

                                as Book Manager,

                                       and

                     THE FINANCIAL INSTITUTIONS PARTY HERETO
                     AND THEIR ASSIGNEES UNDER SECTION 12.5,
                 as Lenders and/or Bridge Lenders, as applicable






                                TABLE OF CONTENTS



                            ARTICLE I DEFINITIONS 1
 Section 1.1 Definitions....................................................1
 Section 1.2 General; References to Times..................................29

ARTICLE II CREDIT FACILITY.................................................29
 Section 2.1 Revolving Loans...............................................29
 Section 2.2 Bridge Loans..................................................31
 Section 2.3 Letter of Credit Subfacility..................................33
 Section 2.4 Swingline Loan Subfacility....................................37

ARTICLE III GENERAL CREDIT PROVISIONS......................................39
 Section 3.1 Default Rate..................................................39
 Section 3.2 Prepayments...................................................39
 Section 3.3 Continuation..................................................41
 Section 3.4 Conversion....................................................42
 Section 3.5 Swingline Extension/Conversion................................42
 Section 3.6 Termination and Reduction of Revolving
             Committed Amount/Total Committed Amount.......................42
 Section 3.7 Expiration or Maturity Date of Letters
             of Credit Past Maturity Date..................................43
 Section 3.8 Fees..........................................................43
 Section 3.9 Capital Adequacy..............................................44
 Section 3.10 Limitation on Eurodollar Loans...............................44
 Section 3.11 Illegality...................................................44
 Section 3.12 Requirements of Law..........................................45
 Section 3.13 Treatment of Affected Loans..................................45
 Section 3.14 Taxes........................................................46
 Section 3.15 Compensation.................................................47
 Section 3.16 Pro Rata Treatment...........................................47
 Section 3.17 Sharing of Payments..........................................48
 Section 3.18 Payments, Computations, Etc..................................48
 Section 3.19 Evidence of Indebtedness.....................................50
 Section 3.20 Usury........................................................50
 Section 3.21 Agreement Regarding Interest and Charges.....................51
 Section 3.22 Statements of Account........................................51
 Section 3.23 Defaulting Lenders...........................................51
 Section 3.24 Assumptions Concerning Funding of Eurodollar Loans...........52

ARTICLE IV GUARANTY AND PLEDGE AGREEMENTS..................................52
 Section 4.1 Execution and Delivery........................................52
 Section 4.2 Rights of Contribution........................................52
 Section 4.3 Termination and Release.......................................53

ARTICLE V CONDITIONS 54
 Section 5.1 Closing Conditions............................................54
 Section 5.2 Conditions to all Extensions of Credit........................58
 Section 5.3 Conditions as Covenants.......................................58

ARTICLE VI REPRESENTATIONS AND WARRANTIES..................................59
 Section 6.1 Financial Condition...........................................59
 Section 6.2 No Material Change............................................59
 Section 6.3 Organization and Good Standing................................59
 Section 6.4 Power; Authorization; Enforceable Obligations.................59
 Section 6.5 No Conflicts..................................................60
 Section 6.6 No Default....................................................60
 Section 6.7 Ownership.....................................................60
 Section 6.8 Environmental Condition of Underlying Assets..................60
 Section 6.9 Litigation....................................................61
 Section 6.10 Taxes........................................................61
 Section 6.11 Compliance with Law..........................................61
 Section 6.12 ERISA........................................................62
 Section 6.13 Corporate Structure; Capital Stock, Etc......................63
 Section 6.14 Governmental Regulations, Etc................................63
 Section 6.15 Activities in the State of California........................63
 Section 6.16 Existing Permitted Liens.....................................63
 Section 6.17 Intellectual Property........................................64
 Section 6.18 Solvency.....................................................64
 Section 6.19 Investments..................................................64
 Section 6.20 Title to Properties; Liens...................................64
 Section 6.21 Payment of Corporate and Franchise Taxes.....................64
 Section 6.22 Existing Secured and Unsecured Indebtedness..................64
 Section 6.23 Material Contracts...........................................65
 Section 6.24 Collateral/Business Locations................................65
 Section 6.25 Full Disclosure..............................................65
 Section 6.26 No Burdensome Restrictions...................................65
 Section 6.27 Brokers' Fees................................................65
 Section 6.28 Labor Matters................................................65
 Section 6.29 Affiliate Transactions, Restrictions on Dividend, Etc........65
 Section 6.30 Status of Combined Parties...................................65
 Section 6.31 Nature of Business...........................................66
 Section 6.32 Rabo Facility................................................66
 Section 6.33 Real Property Interests......................................66
 Section 6.34 Accuracy and Completeness of Information.....................66
 Section 6.35 Survival of Representations and Warranties, Etc..............67

ARTICLE VII AFFIRMATIVE COVENANTS..........................................67
 Section 7.1 Information Covenants.........................................67
 Section 7.2 Preservation of Existence and Franchises......................71
 Section 7.3 Books and Records.............................................71
 Section 7.4 Compliance with Law...........................................71
 Section 7.5 Payment of Taxes and Other Indebtedness.......................71
 Section 7.6 Insurance.....................................................71
 Section 7.7 Maintenance of Property.......................................72
 Section 7.8 Performance of Obligations....................................72
 Section 7.9 Visits and Inspections........................................72
 Section 7.10 Use of Proceeds/Purpose of Loans and Letters of Credit.......73
 Section 7.11 Financial Covenants..........................................73
 Section 7.12 Distributions of Income to the Borrower......................74
 Section 7.13 Environmental Matters........................................74
 Section 7.14 REIT Status..................................................74
 Section 7.15 ERISA Exemptions.............................................75
 Section 7.16 New Subsidiaries; Joint Ventures.............................75
 Section 7.17 Pledged Assets...............................................75
 Section 7.18 Interest Rate Protection.....................................75
 Section 7.19 Borrower's Deposits..........................................75
 Section 7.20 Recording of Mortgage Instruments and Other Real Property
              Interests....................................................76
 Section 7.21 Further Assurances...........................................77
 Section 7.22 Management of Entities.......................................77
 Section 7.23 Included Asset Pool..........................................78
 Section 7.24 Borrower Subsidiaries........................................78
 Section 7.25 Lockbox Accounts.............................................78

ARTICLE VIII NEGATIVE COVENANTS............................................79
 Section 8.1 Indebtedness..................................................79
 Section 8.2 Contingent Obligations........................................80
 Section 8.3 Certain Permitted Investments.................................81
 Section 8.4 Investments Generally.........................................82
 Section 8.5 Liens; Agreements Regarding Liens; Other Matters..............83
 Section 8.6 Restricted Payments...........................................83
 Section 8.7 Limit on Concepts/Tenants.....................................84
 Section 8.8 Ground Leases.................................................84
 Section 8.9 Merger, Consolidation, Sales of Assets and Other Arrangements;
             Sale-Lease Back Transactions/Change of Control................84
 Section 8.10 Asset Dispositions...........................................85
 Section 8.11 Fiscal Year..................................................86
 Section 8.12 Modifications to Material Contracts..........................86
 Section 8.13 Transactions with Affiliates.................................86
 Section 8.14 Limitation on International Leases...........................86
 Section 8.15 Hedge Agreements.............................................86
 Section 8.16 No Further Negative Pledges..................................87
 Section 8.17 Limitation on Restricted Actions.............................87
 Section 8.18 Creation of Subsidiaries.....................................87

ARTICLE IX DEFAULT 88
 Section 9.1 Events of Default.............................................88
 Section 9.2 Remedies Upon Event of Default................................91
 Section 9.3 Allocation of Proceeds........................................92
 Section 9.4 Performance by Administrative Agent...........................92
 Section 9.5 Rights Cumulative.............................................92
 Section 9.6 Rescission of Acceleration by Required Lenders................92
 Section 9.7 Collateral Account............................................93

ARTICLE X  THE ADMINISTRATIVE AGENT........................................93
 Section 10.1 Authorization and Action.....................................93
 Section 10.2 Administrative Agent's Reliance, Etc.........................94
 Section 10.3 Notice of Defaults...........................................94
 Section 10.4 Rights as Lender.............................................94
 Section 10.5 Approvals of Lenders.........................................95
 Section 10.6 Lender Credit Decision, Etc..................................95
 Section 10.7 Indemnification of Administrative Agent and Sole Lead
              Arranger.....................................................96
 Section 10.8 Successor Administrative Agent...............................96
 Section 10.9 Sole Lead Arranger Has No Duties.............................97

ARTICLE XI  MISCELLANEOUS  97
 Section 11.1 Notices......................................................97
 Section 11.2 Expenses.....................................................98
 Section 11.3 Setoff.......................................................98
 Section 11.4 Successors and Assigns.......................................99
 Section 11.5 Amendments, Waivers and Consents............................100
 Section 11.6 Nonliability of Administrative Agent and Lender.............102
 Section 11.7 Confidentiality.............................................102
 Section 11.8 Indemnification.............................................102
 Section 11.9 No Waiver; Remedies Cumulative..............................104
 Section 11.10 Termination; Survival......................................104
 Section 11.11 Severability of Provisions.................................104
 Section 11.12 Binding Effect; Termination................................104
 Section 11.13 GOVERNING LAW..............................................104
 Section 11.14 WAIVER OF JURY TRIAL.......................................104
 Section 11.15 Consent to Jurisdiction....................................105
 Section 11.16 Counterparts...............................................105
 Section 11.17 Limitation of Liability....................................105
 Section 11.18 Obligations with Respect to Credit Parties.................105
 Section 11.19 Regulation D...............................................106
 Section 11.20 Entire Agreement...........................................106
 Section 11.21 Construction...............................................106
 Section 11.22 Limitation of Liability of Officers, Directors, Etc........106
 Section 11.23 No Novation................................................106


         THIS AMENDED AND RESTATED CREDIT AND REIMBURSEMENT AGREEMENT dated as of June 15, 2000 by and among CNL APF PARTNERS, LP, a limited partnership formed under the laws of the State of Delaware (the "Borrower"), CNL APF GP CORP. Delaware corporation ("GP"), CNL APF LP CORP. a Delaware corporation ("LP"); (collectively, GP and LP shall be referred to as the "Parents"), the Guarantors existing as of the date hereof, as defined herein, BANK OF AMERICA, N.A. ("Bank of America"), as contractual representative of the Lender Parties (as defined herein) to the extent and in the manner provided in Article XI below (in such capacity, the "Agent" or "Administrative Agent"), as Administrative Agent, and as Issuing Lender in connection with the Letters of Credit outlined herein (the "Issuing Lender"), BANC OF AMERICA SECURITIES LLC, as Sole Lead Arranger and Book Manager (the "Sole Lead Arranger"), and each of the financial institutions initially a signatory hereto (either as a Lender or as a Bridge Lender) together with their assignees pursuant to Section 11.4(d).

         WHEREAS, the Bank of America and certain other lenders have made available to the Borrower a revolving/bridge credit facility in an amount up to $300,000,000, which includes a $10,000,000 letter of credit subfacility, on the terms and conditions contained in that certain Amended and Restated Credit Agreement dated as of June 9, 1999, as amended as of December 31, 1999 (the "Existing Credit Agreement") by and among the Borrower, the Parent, the Administrative Agent named therein, the Sole Lead Arranger, the Documentation Agent, the Syndication Agent and the Lenders (each as identified therein); and

         WHEREAS, the Borrower has requested that Bank of America, the Lenders named herein and the Bridge Lenders named herein provide credit facilities in an aggregate initial amount of $300,000,000.00 for the purpose of amending and restating the Existing Credit Agreement and the other purposes hereinafter set forth; and

         WHEREAS, the Lender Parties have agreed to make the requested Credit Facilities available to the Borrower on the terms and conditions set forth herein;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

Section 1.1       Definitions.

         In addition to terms defined elsewhere herein, the following terms shall have the following meanings for the purposes of this Credit Agreement:

         "Actual Termination Date" means the date on which all of the Revolving Commitments and Bridge Loan Commitments are terminated (whether voluntarily, by reason of the occurrence of an Event of Default or otherwise).

         "Adjusted Base Rate" means the Base Rate plus the Applicable Margin with respect thereto.

         "Adjusted EBITDA" means, for any period, EBITDA for such period excluding the following: (a) EBITDA attributable to income from any Excluded Asset, (b) depreciation with respect to any Real Property Asset which is the subject of a lease that is an Excluded Asset and (c) EBITDA attributable to income from any equipment leases where (i) any required rental payment, principal or interest payment, or other payment due under such lease is more than 60 days past due or (ii) the tenant under such lease is the subject of a Bankruptcy Event (except to the extent that (A) such Person has been subject to a proceeding under Chapter 11 of the Federal Bankruptcy Code, (B) the applicable bankruptcy court has approved and confirmed such Person's plan for reorganization, (C) all statutory appeal periods with respect to such proposed plan have been exhausted or expired without objection, (D) the approved plan requires such Person to continue to perform its obligations with respect to the applicable lease/franchise agreement and (E) such Person is performing its obligations under such approved plan and under the applicable lease/franchise agreement).

         "Adjusted   Eurodollar   Rate"  means  the  Eurodollar  Rate  plus  the
Applicable Margin with respect thereto.

         "Adjusted  Net  Capitalization"  means,  with  respect to the  Combined
Parties: (a) Total Assets, minus (b) the aggregate amount of all Intangible Assets, minus (c) 100% of the Value of all leases that are Excluded Assets, and 100% of the book value of all promissory notes that are Excluded Assets, minus
(d) 100% of the Value of all equipment leases, minus (e) the Value of all ground leases in excess of 50% of the Value of all Qualified Ground Lease Assets, minus
(f) all depreciation with respect to those ground leases excluded pursuant to the immediately preceding clause (e), plus (g) the aggregate amount of accumulated depreciation and amortization, minus (h) 100% of the aggregate amount of accumulated depreciation and amortization with respect to the Real Properties which are leased under Operating Leases that are Excluded Assets, minus (i) the aggregate amount by which the book value of all Subordinated Interests (excluding those issued in connection with Permitted On Balance Sheet Warehouse Financings and Nonrecourse SPE Financings) held by the Parents and their Consolidated Subsidiaries exceeds the respective Value of such Subordinated Interests. For purposes of determining Adjusted Net Capitalization, the following limitations shall apply: (i) to the extent that the aggregate Value of Subordinated Interests (excluding those issued in connection with Permitted On Balance Sheet Warehouse Financings and Nonrecourse SPE Financings) would exceed 10% of Adjusted Net Capitalization (determined without giving effect to this clause (ii)), such excess shall be excluded in determining Adjusted Net Capitalization; and (ii) the Value of Subordinated Interests shall be redetermined as of the last day of each calendar quarter of each of the Parents.

         "Administrative Agent" or "Agent" means Bank of America, as contractual representative for the Lenders under the terms of this Credit Agreement, and any of its successors.

         "Affiliate" means any Person (other than the Administrative Agent or any Lender): (a) directly or indirectly controlling, controlled by, or under common control with, either of the Parents or both Parents collectively; (b) directly or indirectly owning or holding ten percent (10.0%) or more of any equity interest in either of the Parents; or (c) ten percent (10.0%) or more of whose Voting Stock or other equity interest is directly or indirectly owned or held by either of the Parents or both Parents collectively. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with") means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or otherwise. The Affiliates of a Person shall include any officer or director of such Person.

         "AffiliateCo" means CNL Restaurant Net Lease Holdings, LP.

         "Agent's Fee Letters" means a collective reference to that certain Revolving Fee Letter and that certain Bridge Fee Letter entered into by the Borrower and the Administrative Agent as of the date hereof.

         "Agreement Date" means the date as of which this Credit Agreement is dated.

         "APF" means CNL American Properties Fund, Inc..

         "APF Agreement" means that certain Negative Pledge Agreement executed by APF in favor of the Borrower and the Secured Parties dated as of the date hereof and substantially in the form of Exhibit V attached hereto.

         "Applicable Law" means all applicable provisions of constitutions, statutes, rules, regulations and orders of all governmental bodies and all orders and decrees of all courts, tribunals and arbitrators.

         "Applicable Margin" means, (a) from the Closing Date until the date of the occurrence of the Significant Capital Event (i) with respect to Eurodollar Loans, two and one quarter percent (2.25%) and (ii) fifteen hundredths of one percent (0.15%) with respect to Base Rate Loans, and (b) beginning on the date immediately following the date of the occurrence of the Significant Capital Event until the Maturity Date, shall be determined with regard to the following chart based on the Unencumbered Asset Leverage Ratio:


           Unencumbered Asset Leverage         Basis Points over              Basis Points over
                      Ratio                     Eurodollar Rate                   Base Rate
         -------------------------------- ----------------------------- ------------------------------

                      > 35%                           215                            25
                      -
                 > 25% and < 35%                      195                            10
                 -
                      < 25%                           175                             0

         "Approved Debt Issuance" means any Debt Issuance of any Combined Party approved by the Administrative Agent and 100% of the Lenders in writing.

          "Approved Investments" means any Investment of any Combined Party approved by the Administrative Agent and 100% of the Lenders in writing.

         "Asset Disposition" means any disposition of any or all of the Property of any of the Combined Parties whether by sale, lease, transfer or otherwise, but other than pursuant to an Involuntary Disposition.

         "Assignee" has the meaning given that term in Section 11.4(d).

         "Assignment   and  Acceptance   Agreement"   means  an  Assignment  and
Acceptance Agreement among a Lender, an Assignee and the Administrative Agent, substantially in the form of Exhibit A.

         "Assignment of Hedge Agreement" means a conditional Assignment of Hedge Agreement substantially in the form of Exhibit O-1 and a corresponding Consent to Hedge Agreement from a hedge counterparty in the form of Exhibit O-2.

         "Assignment of Leases" means an assignment of leases, rents and/or profits to the Administrative Agent with respect to Borrower's interests in any parcel of Real Property; provided that each such Assignment of Leases shall, subject to the terms of the applicable underlying lease, directly assign to the Administrative Agent the following: (a) all leases, subleases, tenancies, licenses, occupancy agreements or agreements to lease all or any portion of the subject property, together with any extensions, renewals, amendments, modifications or replacements thereof, and any options, rights of first refusal or guarantees of any tenant's obligations under any lease now or hereafter in effect with respect to its respective Mortgaged Property (individually, for the purposes of this definition, a "Lease" and collectively, the "Leases"); (b) all rents, income, receipts, revenues, reserves, issues and profits arising under any Lease including, without limitation, minimum rents, additional rents, percentage rents, parking, maintenance and deficiency rents with respect to its respective Mortgaged Property; (c) all awards and payments of any kind derived from or relating to any Lease including, without limitation, (i) claims for the recovery of damages to the Property by proceeds of any policy of insurance or otherwise, or for the abatement of any nuisance existing thereon, (ii) claims for damages resulting from acts of insolvency or bankruptcy or otherwise, (iii) lump sum payments for the cancellation or termination of any Lease, the waiver of any term thereof, or the exercise of any right of first refusal or option to purchase and (iv) the return of any insurance premiums or ad valorem tax payments made in advance and subsequently refunded; (d) the proceeds of any rental or loss of rents insurance carried by Borrower or any holder of a fee interest or leasehold interest on the Mortgaged Properties; and (e) all security deposits and escrow accounts made by any tenant or subtenant under any Lease. Such Assignments of Leases, when considered collectively with the Assignments of Assignments of Leases, shall assign to the Administrative Agent any and all of the Borrower's rights to collect or receive any payments with respect to the Mortgaged Properties; and "Assignments of Leases" means a collective reference to each such Assignment of Leases.

         "Assignment of Assignment of Leases" means an assignment by the Borrower to the Administrative Agent of all of Borrower's interests in an assignment of leases, rents and/or profits with respect to the Borrower's interests in any parcel of Real Property as a lender; and "Assignments of Assignments of Leases" means a collective reference to each such Assignment of Assignment of Leases.

         "Assignment of Mortgage" means an assignment of mortgage, assignment of deed of trust or assignment of deed to secure debt, to the Administrative Agent with respect to Borrower's interests in any parcel of Real Property; and "Assignments of Mortgages" means a collective reference to each Assignment of Mortgage.

         "Bank of America" means Bank of America, N.A. and its successors and assigns.

         "Bankruptcy Event" means, with respect to any Person, the occurrence of any of the following: (i) the entry of a decree or order for relief by a court or governmental agency in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the appointment by a court or governmental agency of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or the ordering of the winding up or liquidation of its affairs by a court or governmental agency; or (ii) the commencement against such Person of an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or of any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed for a period of sixty (60) consecutive days, or the repossession or seizure by a creditor of such Person of a substantial part of its Property; or (iii) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or the taking possession by a receiver, liquidator, assignee, creditor in possession, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or make any general assignment for the benefit of creditors; or (iv) the filing of a petition by such Person seeking to take advantage of any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, or (v) such Person shall consent to, or fail to contest in a timely and appropriate manner, any petition filed against it in an involuntary case under such bankruptcy laws or other Applicable Laws or consent to any proceeding or action relating to any bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts with respect to its assets or existence, or
(vi) such Person shall admit in writing, or such Person's financial statements shall reflect, an inability to pay its debts generally as they become due.

         "Base Rate" means the per annum rate of interest equal to the greater of (a) the Prime Rate or (b) the Federal Funds Rate plus one-half of one percent (0.5%). Any change in the Base Rate resulting from a change in the Prime Rate or the Federal Funds Rate shall become effective on the effective date of such change in the Federal Funds Rate or Prime Rate. The Base Rate is a reference rate used by the Administrative Agent in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged by the Administrative Agent or any Lender on any extension of credit to any debtor.

         "Base Rate Loan" means a Loan bearing interest at a rate based on the Base Rate.

         "Borrower" has the meaning set forth in the introductory paragraph hereof and shall include the Borrower's successors and assigns.

         "Borrowing Base Amount" means for any date:

         (a) prior to the Significant Capital Event an amount equal to the lesser of:

               (i) (A) fifty percent (50%) of the Unencumbered  Asset Value less
                   (B) the sum of (without duplication): (1) Unsecured Indebtedness of the Borrower (other than Indebtedness created by the Credit Documents) plus (2) the aggregate amount of all outstanding Bridge Loans; and

               (ii) the Value of the Included Asset Pool; and

         (b) from and after the Significant Capital Event an amount equal to the lesser of:

               (i) (A) forty percent (40%) of the Unencumbered  Asset Value less
                   (B) the sum of (without duplication): (1) Unsecured Indebtedness of the Borrower (other than Indebtedness created under the Credit Documents) plus (2) the aggregate amount of all outstanding Bridge Loans; and

               (ii) fifty percent (50%) of the Value of the Included Asset Pool.

Notwithstanding the foregoing, if the Significant Capital Event has not occurred as of October 31, 2000, the Borrowing Base Amount shall not, thereafter, exceed fifty percent (50%) of the Value of the Included Asset Pool.

         "B-Piece Subsidiary" means CNL Restaurant Bond Holdings, LP, a Special Purpose Entity Supermajority Subsidiary of the Borrower created for the purpose of holding Securitization Securities that are debt securities.

         "Bridge Lender" means each financial institution from time to time a party hereto as a "Bridge Lender", together with its respective successors and assigns.

         "Bridge Loan" has the meaning given to such term in Section 2.2(a)(i).

         "Bridge Loan Commitment" means, as to each Bridge Lender, such Bridge Lender's obligation to make Bridge Loans pursuant to Section 2.2 in an amount up to, but not exceeding, the amount set forth for such Bridge Lender on its signature page hereto as such Lender's "Bridge Loan Committed Amount" or as set forth in the applicable Assignment and Acceptance Agreement; as the same may be reduced from time to time pursuant to the terms hereof.

         "Bridge Loan Committed Amount" means $175,000,000, as such amount may be reduced pursuant to the terms hereof.

         "Bridge Loan Commitment Percentage" means, with respect to each Bridge Lender as of any calculation date, the ratio, expressed as a percentage, of (a) the amount of such Bridge Lender's Bridge Loan Commitment to (b) the aggregate amount of the Bridge Loan Commitments of all Bridge Lenders hereunder; provided, however, that if at the time of determination the Bridge Loan Commitments have terminated or been reduced to zero, the "Bridge Loan Commitment Percentage" of each Bridge Lender shall be the Bridge Loan Commitment Percentage of such Bridge Lender in effect immediately prior to such termination or reduction.

         "Bridge Loan Termination Date" means the earlier of (a) the occurrence of a Significant Capital Event and (b) December 31, 2000.

         "Bridge  Note" or "Bridge  Notes" has the meaning given to such term in
Section 2.2(e).

         "Business Day" means (a) any day other than a Saturday, Sunday or other day on which banks in Charlotte, North Carolina or New York City, New York are authorized or required to close and (b) with reference to a Eurodollar Loan, any such day that is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

         "Businesses" means, at any time, a collective reference to the businesses operated by the Combined Parties at such time.

         "Calculation Period" means (a) for the calendar quarter ending September 30, 2000, the immediately preceding calendar quarter (ending on such date), annualized, (b) for the calendar quarter ending December 31, 2000, the immediately preceding two (2) calendar quarters (including the calendar quarter ending on such date), annualized, (c) for the calendar quarter ending March 31, 2001, the immediately preceding three (3) calendar quarters (including the calendar quarter ending on such date) annualized, and (d) for the calendar quarter ending on June 30, 2001 and each calendar quarter thereafter, the immediately preceding four (4) calendar quarters (including the calendar quarter ending on the date of such calculation).

         "Capital Expenditures" means, with respect to any Person, all expenditures made and liabilities incurred for the acquisition of assets which are not, in accordance with GAAP, treated as expense items for such Person in the year made or incurred or as a prepaid expense applicable to a future year or years.

         "Capitalized Lease Obligation" means Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such Indebtedness is the capitalized amount of such obligations determined in accordance with GAAP.

         "Capital Stock" means (i) in the case of a corporation,  capital stock,
(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

         "Cash Equivalents" means: (a) securities issued, guaranteed or insured by the United States of America or any of its agencies with maturities of not more than one (1) year from the date acquired; (b) certificates of deposit with maturities of not more than one (1) year from the date acquired issued by a United States federal or state chartered commercial bank of recognized standing, which has capital and unimpaired surplus in excess of $500,000,000.00 and which bank or its holding company has a short-term commercial paper rating of at least A-2 or the equivalent by S&P, at least P-2 or the equivalent by Moody's or an equivalent rating by another nationally recognized rating agency; (c) reverse repurchase agreements with terms of not more than seven (7) days from the date acquired, for securities of the type described in clause (a) above and entered into only with commercial banks having the qualifications described in clause
(b) above; (d) commercial paper issued by any Person incorporated under the laws of the United States of America or any state thereof or the District of Columbia and rated at least A-2-or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody's or another nationally recognized rating agency, in each case with maturities of not more than one (1) year from the date acquired; and (e) investments in money market funds registered under the Investment Company Act of 1940, which have net assets of at least $500,000,000.00 and at least 85% of whose assets consist of securities and other obligations of the type described in clauses (a) through (d) above.

         "CERCLA" means the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42U.S.C.ss.9601, et seq.
               -- ---

         "Claims and Expenses" has the meaning given to such term in
Section 11.8(a).

         "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

         "Collateral" means a collective reference to all real and personal Property (other than Excluded Property) with respect to which Liens in favor of the Agent are either executed, identified or purported to be granted pursuant to and in accordance with the terms of the Collateral Documents.

         "Collateral Account" means a special deposit account maintained by the Administrative Agent and under its sole dominion and control.

         "Collateral Agent" means Bank of America, in such capacity under the Credit Documents, or its successors and assigns.

         "Collateral Documents" means a collective reference to the Pledge Agreements, the APF Agreement, the Guaranty Agreements, the Security Agreement, each Assignment of Hedge Agreement and the Mortgage Instruments, Assignments of Mortgages, Assignments of Leases, Assignments of Assignments of Leases, any UCC financing statements securing payment hereunder, or any other documents securing the Obligations under this Credit Agreement or any other Credit Document.

         "Combined Parties" means a collective reference to the Parents and their Consolidated Subsidiaries; and "Combined Party" means any one of them.

         "Compliance Certificate" has the meaning given such term in Section 7.1
          (d).

         "Concept" refers to any distinctive system for establishing and operating restaurants which is the subject of a license or franchise from a Person. Not in limitation of the foregoing, and by way of example only, such systems would include "Jack in the Box," "Golden Corral" and "IHOP."

         "Consolidated Subsidiary" means, with respect to a Person, any Subsidiary of such Person the accounts of which are required to be consolidated with those of such Person in its consolidated financial statements in accordance with GAAP.

         "Contingent   Obligation"  means,  with  respect  to  any  Person,  any
obligation of such Person to guarantee or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (b) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, (c) any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or
(B) to maintain working capital, equity capital, net worth or other balance sheet condition or any income statement condition of the primary obligor or otherwise to maintain the solvency of the primary obligor, (iii) to purchase, lease or otherwise acquire property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof, (d) any residual obligation or liability of such Person under any Synthetic Lease or any other off-balance sheet financing,
(e) any guaranty or letter of credit entered into to credit enhance or otherwise with respect to the F-VI Facility or (f) any obligation of such Person in connection with any derivative transaction, hedging transaction (including, without limitation, any Hedge Agreement), takeout commitment or forward equity commitment. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the agreement, instrument or other document evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder), as determined by such Person in good faith. Contingent Obligations shall not include the following obligations or liabilities of the Parents, the Borrower or any other Subsidiaries thereof (including any Special Purpose Entity) to the extent incurred in connection with a Structured
Financing: reasonable and customary obligations of the Parents, the Borrower or any other Subsidiaries thereof with respect to (i) the servicing of any assets which are the subject of such Structured Financing, (ii) administrative and ministerial matters relating to any applicable Special Purpose Entity and related Excluded Subsidiaries, (iii) maintenance of the corporate separateness of any such Special Purpose Entity and related Excluded Subsidiaries from that of the Parents and their other Subsidiaries and (iv) the guaranty of payment of fees of any Person acting as a trustee in connection with such Structured Financing and indemnification obligations owing to any such Person. In addition, the ownership of a Subordinated Interest shall not be deemed to give rise to any Contingent Obligation on the part of the owner thereof. Further, Contingent Obligations shall not include liabilities of either of the Parents or any Consolidated Subsidiary thereof (i) which result solely from either of the Parents or such Consolidated Subsidiary being a general partner of a Special
Purpose Entity that is a limited partnership and is not a Consolidated Subsidiary, (ii) which liabilities are attributable to customary and reasonable non-recourse exceptions, representations and warranties involved with securitization transactions and not related to the creditworthiness of the obligors involved in such transactions (including, without limitation, exceptions for fraud, environmental indemnities and misapplication of proceeds) and (iii) on any date prior to the earlier of (A) the Significant Capital Event,
(B) October 31, 2000 and (C) the maturity date of the F-VI Facility, any guaranty or letter of credit entered into to credit enhance or otherwise with respect to the F-VI Facility to the extent such guaranty and/or letters of credit are for an aggregate amount of less than or equal to $15,000,000.

         "Continue",   "Continuation"   and  "Continued"   each  refers  to  the
continuation of a Eurodollar Loan from one Interest Period to another Interest Period pursuant to Section 3.3.

         "Contribution Share" has the meaning given to such term in Section 4.2.

         "Convert", "Conversion" and "Converted" each refers to the conversion of a Loan of one Type into a Loan of another Type pursuant to Section 3.4.

         "Credit   Agreement"   means  this  Amended  and  Restated  Credit  and
Reimbursement Agreement, as modified, amended, restated or supplemented from time to time.

         "Credit Documents" means a collective reference to this Credit Agreement, each Note, each Bridge Note, each Letter of Credit Document, the Agent's Fee Letters, the Collateral Documents, the Assignments of Hedge Agreements, the Environmental Indemnity and each other document or instrument now or hereafter executed and delivered by any Credit Party in connection with, pursuant to or relating to this Credit Agreement (in each case as the same may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time), and "Credit Document" means any one of them.

         "Credit Event" means any of the following: (a) the making (or deemed making) of any Loan, (b) the Conversion of a Loan and (c) the issuance of a Letter of Credit.

         "Credit Parties" means a collective reference to the Borrower and the Guarantors, and "Credit Party" means any one of them.

         "Credit Party Obligations" means, without duplication, all of the obligations of the Credit Parties to the Lenders, the Issuing Lender, the Bridge Lenders and the Agent, whenever arising, under this Credit Agreement, the Notes, the Bridge Notes, the Collateral Documents or any of the other Credit Documents (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code).

         "Debt Issuance" means the issuance of any Indebtedness for borrowed money by any Combined Party.

         "Default" means any of the events specified in Section 9.1 (except as set forth in Section 9.1(n)(v)), whether or not there has been satisfied any requirement for the giving of notice, the lapse of time, or both.

         "Default Rate" means in respect of any principal of any Loan or any other Obligation that is not paid when due (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum equal to four percent (4.0%) plus the Base Rate as in effect from time to time.

         "Defaulting Lender" has the meaning set forth in Section 3.23(a).

         "Dollars" or "$" means the lawful currency of the United States of America.

         "EBITDA" means, for any Person over any period, net earnings (loss) of such Person for such period plus the sum of the following (but only to the extent taken into account in determining net earnings (loss) for such period):
(a) depreciation and amortization expense for such period; plus (b) Interest Expense for such period; plus (c) income tax expense in respect of such period; minus (or plus, as appropriate) (d) extraordinary gains (losses) and gains (losses) from sales of assets for such period, including in any event, gains (losses) from the sale of assets in connection with Permitted Financial Asset Sales; plus (e) the principal component of all payments made in respect of Capitalized Lease Obligations during such period; plus (or minus, as appropriate) (f) all straight line rent leveling adjustments (reported in the consolidated financial statements of such Person for purposes of GAAP); and plus (or minus, as appropriate) (g) equity in net earnings (or net loss) of Unconsolidated Affiliates of such Person (if any).

         "Effective Date" means the later of (a) the Agreement Date; and (b) the date on which all of the conditions precedent set forth in Section 5.1 shall have been fulfilled.

         "Eligible Assignee" means any Person who is: (i) currently a Lender Party or an Affiliate of a Lender Party; (ii) a commercial bank, trust company, insurance company, savings and loan association, savings bank, investment bank, pension fund or mutual fund organized under the laws of the United States of America, or any state thereof, and having total assets in excess of $5,000,000,000; (iii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development ("OECD"), or a political subdivision of any such country, and having total assets in excess of $10,000,000,000, provided that such bank is acting through a branch or agency located in the United States of America. If such Person is not currently a Lender, such Person's senior unsecured long term Indebtedness must be rated BBB or higher by S&P, Baa2 or higher by Moody's, or the equivalent or higher of either such rating by another rating agency of national reputation and reasonably acceptable to the Administrative Agent; or
(iv) approved by the Agent and, if an Event of Default has not occurred, approved by the Borrower.

         "Eligible Mortgage Assets" means, at any given time, the sum of the outstanding principal amounts of the Eligible Mortgage Notes Receivable held by the Borrower at such time.

         "Eligible Mortgage Income" means, for any given period, the aggregate income of the Borrower from Eligible Mortgage Notes Receivable during such period.

         "Eligible Mortgage Note Receivable" means a promissory note held which satisfies all of the following requirements: (a) such promissory note is owned solely by the Borrower or any of the Borrower's Subsidiaries at any time prior to a Structured Financing with respect to each such Subsidiary; (b) such promissory note is secured by a Mortgage Instrument; (c) neither such promissory note, nor any interest of the Borrower or either of the Parents therein, is subject to (i) any Lien other than Permitted Liens of the types described in clauses (a) through (c) of the definition thereof or (ii) any Negative Pledge;
(d) the real property subject to such Mortgage Instrument is not subject to any other Lien other than Permitted Liens of the types described in clauses (a) through (c) of the definition thereof; (e) the real property subject to such Mortgage Instrument is free of all structural defects, environmental conditions or other adverse matters except for defects, conditions or matters individually or collectively which are not material to the profitable operation of such real property; (f) such real property has been fully developed for use as a restaurant; (g) such real property is occupied and is in operation; and (h) such promissory note is not an Excluded Asset; and "Eligible Mortgage Notes Receivable" means a collective reference to each Eligible Mortgage Note Receivable held by the Borrower at any given time.

         "Eligible Net Lease Asset" means a lease of a Real Property (exclusive of furniture, fixtures and equipment) which satisfies all of the following requirements: (a) such Real Property is owned in fee simple (or leased as lessee pursuant to a ground lease) by only the Borrower or any of the Borrower's Subsidiaries at any time prior to a Structured Financing with respect to each such Subsidiary, provided that in the case of a ground lease such ground lease is a Qualified Ground Lease Asset; (b) neither such Real Property nor any interest of the Borrower or either of the Parents therein (including the lease thereof), is subject to (i) any Lien other than Permitted Liens of the types described in clauses (a) through (c) of the definition thereof or (ii) any Negative Pledge; (c) such Real Property is free of all structural defects, environmental conditions or other adverse matters except for defects, conditions or matters individually or collectively which are not material to the profitable operation of such Real Property; (d) such Real Property has been fully developed for use as a restaurant; (e) such Real Property is leased to a tenant on a triple-net basis, is occupied by such tenant and is in operation; and (f) such lease is not an Excluded Asset; and "Eligible Net Lease Assets" means a collective reference to all Eligible Net Lease Assets in existence at any given time.

         "Eligible Net Lease Income" means, for any given period, the aggregate income of the Borrower from Eligible Net Lease Assets excluding straight line rent leveling adjustments (reported in the consolidated financial statements of the Parents and their Consolidated Subsidiaries for purposes of GAAP) in respect of such Eligible Net Lease Assets for such period.

         "Environmental Indemnity" means that certain Environmental Indemnity Agreement entered into by the Borrower as of the date hereof with respect to the Underlying Assets substantially in the form of Exhibit U.

         "Environmental Laws" means any and all lawful and applicable Federal, state, local and foreign statutes, laws (including, without limitation, CERCLA, the Toxic Substances Control Act, the Water Pollution Control Act, the Clean Air Act and the Hazardous Materials Transportation Act), regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

         "Equity Interests" means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination. Debt securities convertible into other Equity Interests shall not constitute Equity Interests.

         "Equity Issuance" means any issuance or sale by a Person of any Equity Interest in such Person.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect from time to time.

         "ERISA Group" means the Parents, the Borrower, any other Subsidiaries thereof and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Parents, the Borrower or any other Subsidiaries thereof, are treated as a single employer under Section 414 of the Code.

         "Eurodollar Loans" means Loans bearing interest at a rate based on the Eurodollar Rate.

         "Eurodollar Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the quotient obtained by dividing (a) the Interbank Offered Rate for such Eurodollar Loan for such Interest Period by (b) 1 minus the Eurodollar Reserve Requirement for such Eurodollar Loan for such Interest Period.

         "Eurodollar Reserve Requirement" means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Eurodollar Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Adjusted Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Loans. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Requirement.

         "Event of Default" means any of the events specified in Section 9.1 (except as set forth in Section 9.1(n)(v)), provided that any requirement for notice or lapse of time or any other condition has been satisfied.

         "Excess Payment" has the meaning given to such term in Section 4.2.

         "Excess Proceeds" has the meaning given to such term in Section 7.6(b).

         "Excluded Asset" means either a lease by one of the Parents or any Subsidiary thereof, as lessor, of a parcel of Real Property, or a promissory note held by one of the Parents or any Subsidiary thereof which is secured by a Mortgage Instrument, in either case where (a) any required rental payment, principal or interest payment, or other payment due under such lease or promissory note, as the case may be, is more than 60 days past due, (b) the tenant under such lease, the maker of such promissory note, or any Person that is the franchisor or licensor of any Concept (if any) applicable to such real property, is the subject of a Bankruptcy Event (except to the extent that (i) such Person has been subject to a proceeding under Chapter 11 of the Federal Bankruptcy Code, (ii) the applicable bankruptcy court has approved and confirmed such Person's plan for reorganization, (iii) all statutory appeal periods with respect to such proposed plan have been exhausted or expired without objection,
(iv) the approved plan requires such Person to continue to perform its obligations with respect to the applicable lease/franchise agreement and (v) such Person is performing its obligations under such approved plan and under the applicable lease/franchise agreement) or (c) condemnation proceedings have been instituted or condemnation has occurred with respect to a material portion of the applicable parcel of Real Property.

         "Excluded Equity Issuance" means any Equity Issuance by any Combined Party to any Credit Party.

         "Excluded Property" means, with respect to any Credit Party, including any Person that becomes a Credit Party after the Closing Date as contemplated by
Section 7.16, (i) any owned or leased real or personal Property of such Credit Party which is located outside of the United States, (ii) any owned Real Property of such Credit Party which has a net book value of less than $50,000, provided that the aggregate net book value of all real Property of all of the Credit Parties excluded pursuant to this clause (ii) shall not exceed $1,000,000, and (iii) any leased Real Property of such Credit Party which, at the written request of the Borrower, the Agent has agreed in writing in its sole discretion is not material.

         "Excluded Subsidiary" means (a) those Subsidiaries listed in Schedule 1 hereto (as amended from time to time), (b) any Subsidiary of either of the Parents (other than the Borrower) (i) which is a Special Purpose Entity and (ii) which satisfies all of the following requirements: (A) such Subsidiary has no assets other than (1) Equity Interests in other Excluded Subsidiaries, (2) assets which such Subsidiary is to (and does in fact) dispose of promptly, and in any event within two Business Days, following such Subsidiary's acquisition of such assets and (3) cash distributed to such Subsidiary in connection with a Structured Financing and cash contributed to such-Subsidiary to permit it to satisfy its obligations under a Structured Financing, so long as the amount of such cash held by such Subsidiary does not exceed $50,000 in the aggregate at any time; (B) such Subsidiary engages in no business activities other than the ownership of such Equity Interests and its other assets, and activities incidental to Structured Financings; (C) such Subsidiary has no Indebtedness, liabilities or other obligations other than those directly incurred in connection with (1) Structured Financings and (2) if such Subsidiary is a general partner of another Excluded Subsidiary, such Subsidiary's ownership interest as a general partner and (D) has been in existence since after the close of the immediately prior calendar quarter or has entered into a Structured Financing; and "Excluded Subsidiaries" means a collective reference to each Excluded Subsidiary, and (c) CNL/Lee Vista Joint Venture and CNL/Chevys Annapolis Joint Venture, so long as such entities (i) remain single-asset Subsidiaries of the Borrower and own no other material assets other than those owned as of the date hereof, and (ii) do not incur any additional Indebtedness other than Indebtedness in existence as of the date hereof.

         "Executive Officer" of any Person means any of the chief executive officer, chief operating officer, president, senior vice president, chief financial officer or treasurer of such Person.

         "Existing Credit Agreement" has the meaning given that term in the recitals hereof.

         "F-VI Facility" means the Note Purchase Facility provided to CNL Financial VI, LP by Variable Funding Capital Corporation and Beethoven Funding Corporation, as commercial paper purchasers, and First Union Securities, Inc., as Administrative Agent pursuant to that certain Amended and Restated Note Purchase Agreement dated as of October 1, 1999 (as amended, restated, supplemented or otherwise modified from time to time).

         "Fair Value" means, with respect to an I/O Strip, the fair value of such I/O Strip as disclosed in the footnotes to the Parents' financial statements most recently delivered to the Lenders hereunder. If the Parents no longer disclose such fair values in their financial statements, then the fair value of an I/O Strip shall be determined in accordance with a valuation methodology reasonably acceptable to the Administrative Agent.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upward to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent by federal funds dealers selected by the Administrative Agent on such day on such transaction as determined by the Administrative Agent.

         "Fees"  means the fees and  commissions  provided for or referred to in
Section 3.8 and any other fees payable by the Borrower hereunder or under any other Credit Document, or otherwise payable by the Borrower to the Administrative Agent, the Sole Lead Arranger, or any Lender in connection with the transactions relating to this Credit Agreement.

         "Finance Lease" means a lease of a parcel of Real Property which would be categorized as a capital lease under GAAP.

         "Financing Statements" means the UCC financing statements signed by the Borrower and to be recorded in connection with this Credit Agreement as security for the Borrower's Obligations hereunder.

         "FINCo" means CNL Franchise Network, L.P., a Delaware limited partnership.

         "Fixed Charge Coverage Ratio" means, for any Person, the ratio of (a) Adjusted EBITDA of such Person for the applicable Calculation Period to (b) the Fixed Charges incurred by such Person for such Calculation Period.

         "Fixed Charges" means, for any Person over any period, the sum of (without duplication) (a) Interest Expense for such period plus (b) regularly scheduled principal payments on Indebtedness of such Person during such period, including, without limitation, the principal component of all payments made in respect of Capitalized Lease Obligations, but excluding any scheduled balloon, bullet or similar principal payment which repays such Indebtedness in full plus
(c) all Restricted Payments paid or accrued during such period in respect of any Preferred Stock issued by such Person plus (d) with respect to any calculation involving all of the Combined Parties, the Combined Parties' pro rata share of the Fixed Charges (as defined without regard to this clause (d)) of all of such Combined Parties' Unconsolidated Affiliates (excluding any issuer of a Subordinated Interest acquired in connection with a Permitted Financial Asset
Sale).

         "Flood Hazard Property" has the meaning set forth for such term in
Section 5.1(e)(v).

         "Foreign Lender" means any Lender organized under the laws of a jurisdiction other than the United States of America.

         "Fully Satisfied" means, with respect to the Credit Party Obligations as of any date, that, as of such date, (a) all principal of and interest accrued to such date which constitute Credit Party Obligations shall have been paid in full in cash, (b) all fees, expenses and other amounts then due and payable which constitute Credit Party Obligations shall have been paid in cash, (c) all outstanding Letters of Credit shall have been (i) terminated, (ii) fully cash collateralized or (iii) secured by one or more letters of credit on terms and conditions, and with one or more financial institutions, reasonably satisfactory to the Issuing Lender and (d) the Revolving Commitments and Bridge Loan Commitments shall have expired or been terminated in full.

         "Funds From Operations" means, for a given period, (a) net earnings of the Parent and its Subsidiaries (before minority interests and before extraordinary and non recurring items) for such period minus (or plus) (b) gains (or losses) from debt restructuring and sales of property during such period plus (c) depreciation and amortization of real property assets for such period, and after adjustments for unconsolidated partnerships and joint ventures.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (including, without limitation FASB 133 and FASB 137, regardless of whether or not implemented) or in such other statements by such other entity as may be approved by a significant segment of the accounting profession.

         "Government Acts" shall have the meaning set forth for such term in
Section 2.3(i)(i).

         "Governmental Approvals" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

         "Governmental Authority" means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body, agency, bureau or entity (including, without limitation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority) or any arbitrator with authority to bind a party at law.

         "Guarantors" means a collective reference to (a) the Parents, (b) each Subsidiary thereof that is not an Excluded Subsidiary and (c) each Subsidiary of the Borrower that is not an Excluded Subsidiary as each may, from time to time, exist, together with their successors and permitted assigns, and "Guarantor" means any one of them.

         "Guaranteed Obligations" means, without duplication, all of the obligations of the Borrower and any Person guaranteeing the obligations of the Borrower or any Credit Party to the Secured Parties, whenever arising, under the Credit Agreement, the Notes, the Bridge Notes or any of the other Credit Documents (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to the Borrower, regardless of whether such interest is an allowed claim under the Bankruptcy Code), whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, howsoever evidenced, held or acquired, as such Guaranteed Obligations may be modified, extended, renewed or replaced from time to time.

         "Guaranty Agreements" means a collective reference to the Parent Guaranty Agreements and the Subsidiary Guaranty Agreements executed or to be executed in connection with Section 4 hereof and any New Guarantor Guaranty Agreements executed pursuant to the terms hereof.

         "Hazardous Materials" means all or any of the following: (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable Environmental Laws. as "hazardous substances", "hazardous materials", "hazardous wastes", "toxic substances" or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity or "TLCP" toxicity, "EP toxicity"; (b) oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (c) any flammable substances or explosives or any radioactive materials; and (d) asbestos in any form or (e) electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million; in each case excluding de minimus amounts of such substances resulting from customary lawful usage thereof.

         "Hedge Agreements" means, collectively, any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index option, bond option, interest rate option, foreign exchange transaction, short sale transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross currency rate swap transaction, currency option, any other similar transaction (including any option with respect to any of these transactions) and any combination of the foregoing which directly hedges or offsets interest rate risk or other market risk with respect to any of the obligations of the Credit Parties under the Credit Documents or any underlying asset or position held or owned by the Parents, the Borrower or any of their Subsidiaries at the time such transaction is entered into.

         "Included Asset Pool" means a collective reference to each of the Mortgage Instruments, Assignments of Mortgage, Assignments of Leases and Assignments of Assignment of Leases executed by the Borrower in favor of the Secured Parties pursuant to the terms hereof and the Real Property interests associated therewith, as such interests are set forth on Part I of Schedule 6.33; provided, that for purposes of calculating the Borrowing Base Amount and other financial covenants, the Included Asset Pool shall not at any time include any Excluded Asset.

         "Included Asset Pool Proceeds" means the net proceeds derived from the disposition (whether through a foreclosure sale or otherwise) of any of the items constituting the Included Asset Pool by the Administrative Agent or Collateral Agent in connection with this Credit Agreement or the other Credit Documents.

         "Indebtedness" means, with respect to a Person, at the time of computation thereof, all of the following determined on a consolidated basis (without duplication): (a) all indebtedness of such Person for borrowed money;
(b) all obligations of such Person for the deferred purchase price of property and assets or services (other than trade payables or other accounts payable incurred in the ordinary course of such Person's business and not past due for more than ninety (90) days after the date on which each such trade payable or account payable was created); (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, or upon which interest payments are customarily made; (d) all Capitalized Lease Obligations of such Person; (e) all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities; (f) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property or assets acquired by such Person (even though the rights and remedies of the seller or the lender under such agreement in the event of default are limited to repossession or sale of such property or assets); (g) all Contingent Obligations of such Person; (h) all Off Balance Sheet Liabilities of such Person; (i) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interests in such Person or any other Person, valued, in the case of redeemable Preferred Stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends (excluding, in the case of the Parents and their Subsidiaries, any obligation to acquire limited partnership interests in the Borrower which can be satisfied in full by exchanging shares of common stock of the Parents for such limited partnership interests); (j) all obligations of such Person in respect of any take-out commitment or forward equity commitment; (k) all obligations of such Person under any Hedge Agreement; (l) the maximum amount of all performance and standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and , without duplication, all drafts drawn thereunder (to the extent unreimbursed); (m) the aggregate amount of uncollected accounts receivable of such Person subject at such time to a sale of receivables (or similar transaction) to the extent such transaction is effected with recourse to such Person (whether or not such transaction would be reflected on the balance sheet of such Person in accordance with GAAP); (n) all obligations of such Person to repurchase any securities issued by such Person at any time prior to the Maturity Date which repurchase obligations are related to the issuance thereof, including, without limitation, obligations commonly known as residual equity appreciation potential shares; (o) obligations of such Person under any repurchase financing facility or similar financing arrangement under which such Person is obligated to repurchase mortgage instruments or other real property interests; (p) all indebtedness referred to in clauses (a) through (o) above and other payment obligations of another Person secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness or other payment obligation, valued, in the case of any such indebtedness or other payment obligation as to which recourse for the payment thereof is expressly limited to the property or assets on which such Lien is granted, at the lesser of (i) the stated or determinable amount of the indebtedness or other payment obligation that is so secured or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) and (ii) the fair market value of such property or assets; (q) all other obligations of such Person considered as debt by nationally recognized securities rating agencies and (r) such Person's pro rata share of the indebtedness of any Unconsolidated Affiliate (excluding any issuer of a Subordinated Interest acquired in connection with a Permitted Financial Asset Sale).

         "Indemnifiable Amounts" has the meaning given to such term in
Section 10.7.

         "Indemnified Party" has the meaning given to such term in
Section 11.8(a).

         "Indemnity Proceeding" has the meaning given to such term in
Section 11.8(a).

         "Independent Director" means a natural person who: (a) is not a director, officer, employee or shareholder of both (i) any of the Combined Parties, APF, the New REIT or any of their Affiliates, and (ii) FINCo or any of its affiliates; (b) is not an owner of more than 1% of the outstanding stock of any of the Combined Parties, APF, the New REIT or FINCo or of any stock or membership interest in any affiliate of any of the Combined Parties, APF, the New REIT or FINCo; (c) is not a blood or marital relative of any employee, officer, director or owner of any interest in Borrower or any affiliate of any of the Combined Parties, APF, the New REIT or FINCo; and (d) was not a member or employee of a firm or other business that has received, from any of the Combined Parties, APF, the New REIT or FINCo or any of their affiliates in any year within one (1) year preceding his or her appointment as a director and during his or her incumbency as a director, fees or other income in excess of one percent of the gross income, for any applicable year, of such person, firm or business.

         "Insolvent" means, with respect to any Person as of a particular date, that on such date (i) such Person is unable to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (ii) such Person intends to, or believes that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature in their ordinary course, (iii) such Person is engaged in a business or a transaction, or is about to engage in a business or a transaction, for which such Person's Property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (iv) the fair market value of the Property of such Person is less than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person or (v) the present fair salable value of the assets of such Person is less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "Intangible Assets" means all assets which would be properly classified as intangible assets under GAAP.

         "Intellectual Property" has the meaning given such term in Section 6.17

         "Interbank Offered Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period. If for any reason such rate is not available, the term "LIBOR" shall mean, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (`rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

         "Interest Expense" means, for any Person with respect to any given period, the total consolidated interest expense (including, without limitation, construction period interest, whether or not an interest reserve exists, capitalized interest expense and interest expense attributable to Capitalized Lease Obligations) of such Person and its Consolidated Subsidiaries. "Interest Expense" shall also include the net payment, if any, paid or payable in connection with Hedge Agreements less the net credit, if any, received in connection with Hedge Agreements.

         "Interest Payment Date" means (a) in the case of a Base Rate Loan, monthly on the first Business Day of each calendar month, (b) in the case of a Eurodollar Loan, on the last day of each Interest Period therefor and, if such Interest Period is longer than three months, then also the date three months from the beginning of the Interest Period and each three months thereafter, and
(c) in the case of any Loan, upon the payment, prepayment or Continuation thereof or the Conversion of such Loan to a Loan of another Type (but only on the principal amount so paid, prepaid or Converted).

         "Interest Period" means,

               (i) with respect to any Eurodollar  Loan, each period  commencing on the date such Eurodollar Loan is made or the last day of the next preceding Interest Period for such Loan and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrower may select in a Notice of Borrowing, Notice of Continuation or Notice of Conversion, as the case may be, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month; provided, however, that (a) each Interest Period with respect to a Eurodollar Loan that would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business
                   Day); (b) the Borrower may request Interest Periods having durations of less than one month for the sole purpose of managing the number of outstanding Interest Periods; and (c) if as a result of the application of either of the immediately preceding clauses (a) or (b) an Interest Period for any Eurodollar Loan would have a duration of less than one month, such Interest Period shall be available only at the sole discretion of the Administrative Agent; or

               (ii)with respect to any  Swingline  Loan, a period  commencing in each case on the date of the borrowing and ending on the date agreed to by the Borrower and the Swingline Lender in accordance with the provisions of Section 2.4(b)(i) (such ending date in any event to be not more than three (3) Business Days from the date of borrowing), provided, however, that each Interest Period with respect to a Swingline Loan that would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day.

Notwithstanding anything to the contrary contained in subsections (i) and (ii) hereof, no Interest Period shall end after the Maturity Date and no Interest Period in connection with any Loan which is a Bridge Loan shall end after the Bridge Loan Termination Date.

         "International Lease" means a lease by either of the Parents or any Subsidiary thereof, as lessor, or a parcel of Real Property not located in a state of the United States of America or the District of Columbia.

         "Investment" means, with respect to any Person and whether or not such investment constitutes a controlling interest in such Person: (a) the purchase or other acquisition of any share of capital stock, evidence of Indebtedness or other security issued by any other Person; (b) any loan, advance or extension of credit (other than trade payables or other accounts payable incurred in the ordinary course of business) to, or contribution (in the form of money or goods) to the capital of, any other Person; and (c) any commitment to make an Investment in any other Person.

         "Involuntary Disposition" shall have the meaning for such term set forth in Section 7.6(b).

         "I/O Strip" means an interest in a pool of promissory notes, mortgage loans, or other similar financial assets, issued in connection with a Permitted Financial Asset Sale or otherwise, which entitles the holder to receive a portion of the interest paid on, but not principal repaid in respect of, such financial assets.

       "ISP98" shall have the meaning for such term set forth in Section 2.3(h).

         "Issuing  Lender"  means  Bank  of  America,   as  the  Issuing  Lender
hereunder, and any of its successors or any successor Issuing Lender pursuant to the terms hereof.

         "Joinder Agreement" means a Joinder Agreement substantially in the form of Exhibit B to be executed by each new Subsidiary of either of the Parents or of the Borrower in accordance with Section 7.16.

         "Joint Ventures" means those entities in which the Borrower or any Combined Party has an interest, as set forth on Part III of Schedule 6.13, as modified and updated from time to time by the Borrower.

         "Lender" means each financial institution from time to time party hereto as a "Lender", together with its respective successors and assigns.

         "Lender Party" means any of the Lenders, the Bridge Lenders or the Issuing Lender, as applicable, and "Lender Parties" means a collective reference to each Lender Party.

         "Lending Office" means, for each Lender and for each Type of Loan, the office of such Lender specified as such on its signature page hereto or in the applicable Assignment and Acceptance Agreement, or such other office of such Lender as such Lender may notify the Administrative Agent in writing from time to time.

         "Letter of Credit" means any letter of credit issued by the Issuing Lender for the account of the Borrower in accordance with the terms of Section 2.3; and "Letters of Credit" means any number thereof, as applicable.

         "Letter of Credit Documents" means, with respect to any Letter of Credit, collectively, any application therefor, any certificate or other document presented in connection with a drawing under such Letter of Credit and any other agreement, instrument or other document governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations.

         "Leverage Ratio" means, for any Person as of the end of each calendar quarter, the ratio of (a) Indebtedness of such Person as of such date to (b) Adjusted Net Capitalization of such Person as of such date.

         "Lien" as applied to the property of any Person means: (a) any security interest, encumbrance, mortgage, deed to secure debt, deed of trust, pledge, lien, charge, ground lease or lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security title or encumbrance of any kind in respect of any property of such Person, or upon the income or profits therefrom; (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person; (c) the filing of any financing statement under the Uniform Commercial Code or its equivalent in any jurisdiction; and (d) any agreement by such Person to grant, give or otherwise convey any of the foregoing.

         "Liquidity Amount" means, for the Borrower, at any given time, an amount equal to the sum of (a) the amount of cash held by the Borrower, plus (b) the fair market value of Cash Equivalents held by the Borrower, plus (c) the fair market value of marketable securities held by or for the account of the Borrower, plus (d) the difference of (i) the Borrowing Base Amount at such time, less (ii) the sum of (A) the aggregate amount of outstanding Revolving Loans at such time, plus (B) the aggregate amount of outstanding Swingline Loans at such time, plus (C) the LOC Obligations at such time, plus (D) the aggregate amount of all other obligations of the Borrower and the Combined Parties under this Credit Agreement and the Credit Documents (except the aggregate amount of the outstanding Bridge Loans at such time), plus (E) the Recording Amount at such time.

         "Loan" or "Loans" means the Revolving Loans (or a portion of any Revolving Loan bearing interest at the Adjusted Base Rate or the Adjusted Eurodollar Rate and referred to as a Base Rate Loan or a Eurodollar Loan), the Bridge Loans (or a portion of any Bridge Loan bearing interest at the Adjusted Base Rate or the Adjusted Eurodollar Rate and referred to as a Base Rate Loan or a Eurodollar Loan) and/or the Swingline Loans, individually or collectively, as appropriate.

         "LOC Committed  Amount" means,  at any given time, the lesser of
(i)  $20,000,000  and (ii) ten percent (10%) of the Revolving Committed Amount.

         "LOC Obligations" shall mean, without duplication, at any time and in respect of all Letters of Credit, the sum of (a) the Stated Amount of such Letters of Credit plus (b) the aggregate unpaid principal amount of all Reimbursement Obligations of the Borrower at such time due and payable in respect of all drawings made under such Letters of Credit. For purposes of this Credit Agreement, a Lender (other than the Administrative Agent in its capacity as such) shall be deemed to hold an LOC Obligation in an amount equal to its participation interest in the Letters of Credit under Section 2.3(c), and the Administrative Agent shall be deemed to hold an LOC Obligation in an amount equal to its retained interest in the Letters of Credit after giving effect to the acquisition by the Lenders other than the Administrative Agent of their participation interests under such Section.

         "Lockbox Account" means, with respect to any Person, an account of such Person established pursuant to a Lockbox Agreement.

         "Lockbox Agreement" means, with respect to any Person, an agreement in the form set forth on Exhibit P establishing a Lockbox Account in favor of the Administrative Agent.

         "Material Adverse Effect" means a materially adverse effect on (a) the business, properties, condition (financial or otherwise), results of operations or performance of (i) the Borrower or (ii) the Parents and their Consolidated Subsidiaries taken as a whole, so as to either (x) materially impair the overall financial condition of such party or parties on either a current or forecast economic or financial accounting basis or (y) materially and adversely impact the solvency of such party or the liquidity of such party as required hereunder;
(b) the ability of any Credit Party to perform its obligations under any Credit Document to which it is a party; (c) the validity or enforceability of any of the Credit Documents; or (d) the rights and remedies of the Lenders and the Administrative Agent under any of such Credit Documents.

         "Material Contract" means any contract or other arrangement (other than Credit Documents), whether written or oral, to which the Borrower, either of the Parents or any other Subsidiary thereof is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect.

         "Maturity Date" means June 15, 2002.

         "Moody's" means Moody's Investors Service, Inc., and any successor in interest thereto.

         "Mortgage Instrument" means a first lien priority mortgage, deed of trust or deed to secure debt with respect to a parcel of Real Property.

         "Mortgage Policies" shall have the meaning assigned to such term in
Section 5.1(e)(iv).

         "Mortgaged  Properties"  means any Real Property set forth on Part I of
Schedule 6.33, as such Schedule is amended, modified, supplemented or restated from time to time in accordance with the terms hereof.

         "Multiemployer Plan" means a Plan which is a "multiemployer plan" as defined in Sections 3(37) or 4001(a)(3) of ERISA.

         "Multiple Employer Plan" means a Plan (other than a Multiemployer Plan) which any Combined Party or any ERISA Affiliate and at least one employer other than the Combined Parties or any ERISA Affiliate are contributing sponsors.

         "Negative Pledge" means a provision of any agreement (other than this Credit Agreement or any other Credit Document) that prohibits the creation of any Lien on any assets of a Person; provided, however, that an agreement that establishes a maximum ratio of unsecured debt to unencumbered assets, or of secured debt to total assets, or that otherwise conditions a Person's ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person's ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a "Negative Pledge" for purposes of this Credit Agreement.

         "Net Cash Proceeds" means, with respect to any Person, the aggregate proceeds paid in cash or Cash Equivalents received by such Person in respect of any Asset Disposition, Approved Debt Issuance or Equity Issuance net of (a) direct costs (including, without limitation, legal, accounting and investment banking fees, and sales commissions), (b) the value or amount of any existing Lien on such proceeds, except to the extent such Lien is held by one or more of the Secured Parties pursuant to the terms of this Credit Agreement or a Credit Document and (c) taxes paid or payable as a result thereof; it being understood that "Net Cash Proceeds" shall include, without limitation, any cash or Cash
Equivalents received upon the sale or other disposition of any non-cash consideration received by any such Person in any Asset Disposition, Approved Debt Issuance, Equity Issuance or Excluded Asset.

         "Net Lease Subsidiary" means CNL Funding 2000-A, LP, a Special Purpose Entity which is a Supermajority Subsidiary of the Borrower created for the purpose of holding Real Property subject to net leases.

         "New Guarantor Guaranty Agreement" means a guaranty agreement executed by a Person substantially in the form of Exhibit T.

         "New REIT" shall have the meaning set forth in definition of the term "Reorganization".

         "Nonrecourse Indebtedness" means, with respect to any Person, Secured Indebtedness of such Person (i) in respect of which (a) the holder of such Indebtedness has expressly limited its recourse for repayment to specifically identified assets of such Person and (b) such Person has no general recourse liability (except for exceptions to nonrecourse indebtedness that are customarily employed in connection with securitization transactions, including exceptions for fraud, environmental matters, and which are acceptable the Administrative Agent).

         "Nonrecourse SPE Financing" means a transaction that is not otherwise a Permitted On Balance Sheet Warehouse Financing and that consists of one or more transfers by the Borrower or any other Subsidiary of the Parents or Borrower, to a Special Purpose Entity of promissory notes, mortgage loans, net leased Real Property interests, Securitization Securities, chattel paper, leases or other similar financial assets originated by either or the Parents, the Borrower or any other Subsidiary thereof, together with any related title or other insurance policies, Hedge Agreements and other assets directly related to such financial assets, which transfers may not be accounted for on the consolidated balance sheet of either of the Parents as a sale in conformity with Financial Accounting Standards Board Statement of Financial Accounting Standard No. 125, and the subsequent incurrence by such Special Purpose Entity of Indebtedness secured by a Lien encumbering only the assets of such Special Purpose Entity; provided that
(a) all of the Indebtedness, liabilities and other obligations of such Special purpose Entity incurred in connection with such transaction are nonrecourse for the payment or performance thereof to the Parents, the Borrower or any other Subsidiary thereof (excluding such Special Purpose Entity or any other Excluded Subsidiary which directly owns Equity Interests in such Special Purpose Entity) other than reasonable and customary obligations of the Parents, the Borrower or any other Subsidiary thereof with respect to (i) the servicing of any assets which are the subject of such transaction, (ii) administrative and ministerial matters relating to such Special Purpose Entity and related Excluded Subsidiaries, (iii) maintenance of the corporate separateness of such Special Purpose Entity and related Excluded Subsidiaries from that of each of the Parents and their other Subsidiaries, (iv) the guaranty of payment of fees of any Person acting as a trustee in connection with such transaction and indemnification obligations owing to any such Person and (v) liabilities which are attributable to customary and reasonable non-recourse exceptions, representations or warranties involved with securitization transactions and not related to the creditworthiness of the obligors involved in such transactions (including, without limitation, exceptions for fraud, environmental indemnities and misapplication of proceeds); and (b) the stated maturity date of such Indebtedness is after the Maturity Date and is also at least one year after the date such Indebtedness was incurred.

         "Note" or "Notes" means the Revolving Notes and/or the Swingline Note, individually or collectively, as appropriate.

         "Notice of Borrowing" means a notice in the form of Exhibit C to be delivered to the Administrative Agent pursuant to Section 2.1(b) or Section 2.2(b) evidencing the Borrower's request for a borrowing of Revolving Loans or Bridge Loans, as applicable.

         "Notice of Continuation" means a notice in the form of Exhibit D to be delivered to the Administrative Agent pursuant to Section 3.3 evidencing the Borrower's request for the Continuation of a Eurodollar Loan.

         "Notice of Conversion" means a notice in the form of Exhibit E to be delivered to the Administrative Agent pursuant to Section 3.4 evidencing the Borrower's request for the Conversion of a Loan from one Type to another Type.

         "Obligations" means, with respect to any Person, such Person's obligations with respect to (a) the aggregate principal balance of, and all accrued and unpaid interest on, all Loans, (b) all Reimbursement Obligations and all other LOC Obligations, and (c) all other Indebtedness, liabilities, obligations, covenants and duties of such Person owing to the Administrative Agent, any Lender, the Issuing Lender or any Bridge Lender of every kind, nature and description, under or in respect of this Credit Agreement or any of the other Credit Documents, including, without limitation, the Fees and indemnification obligations, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any promissory note.

         "Off Balance Sheet Liabilities" means, with respect to any Person, (a) any repurchase obligation or liability, contingent or otherwise, of such Person with respect to any accounts or notes receivable sold, transferred or otherwise disposed of by such Person, (b) any repurchase obligation or liability, contingent or otherwise, of such Person with respect to property or assets leased by such Person as lessee and (c) all obligations, contingent or otherwise, of such Person under any Synthetic Lease, tax retention operating lease, off balance sheet loan or similar off balance sheet financing if the transaction giving rise to such obligation (i) is considered Indebtedness for borrowed money for tax purposes but is classified as an operating lease, (ii) does not (and is not required pursuant to GAAP to) appear as a liability on the balance sheet of such Person, (iii) a transaction pursuant to which a tenant does not take possession of the leased property, or (iv) any leases treated as a financing for GAAP or tax purposes, but excluding from the forgoing provisions of this definition any obligations or liabilities of any such Person as lessee under any operating lease so long as the terms of such operating lease do not require any payment by or on behalf of such Person at the scheduled termination date of such operating lease, pursuant to a required purchase by or on behalf of such Person of the property or assets subject to such operating lease, or under any arrangements pursuant to which such Person guarantees or otherwise assures any other Person of the value of the property or assets subject to such operating lease. Off Balance Sheet Liabilities shall not include obligations and liabilities of the Parents, the Borrower or any other Subsidiary thereof
(including any Special Purpose Entity) referred to in clause (b) of the definition of the term Permitted Financial Asset Sale.

         "Operating Lease" means a lease of a parcel of Real Property which is not a Finance Lease.

         "Parent Guaranty Agreements" means a collective reference to those certain Guaranty Agreements entered into by each of the Parents in favor of the Secured Parties in accordance with Section 4 hereof and substantially in the form set forth on Exhibit M hereof.

         "Parents" has the meaning given to such term in the introductory paragraph hereof.

         "Participant" has the meaning given that term in Section 11.4(c).

         "Participation   Interest"   means  a   purchase   by  a  Lender  of  a
participation in Letters of Credit or LOC Obligations as provided in Section 2.3 or in any Loans as provided in Section 3.17.

         "PBGC" means the Pension Benefit Guaranty Corporation and any successor agency.

         "Permitted Financial Asset Sale" means a transaction consisting of one or more limited recourse or nonrecourse transfers by the Borrower or any other Subsidiary, to a Special Purpose Entity of promissory notes, mortgage loans, net leased Real Property interests, Securitization Securities, chattel paper, leases or other similar financial assets originated by a Parent, the Borrower or any other Subsidiary thereof, together with any related title or other insurance policies, Hedge Agreements and other assets directly related to such financial assets, which transfers may properly be, and is, accounted for on the consolidated balance sheet of one of the Parents as a sale in conformity with Financial Accounting Standards Board Statement of Financial Accounting Standard No. 125 followed by either (x) limited recourse or nonrecourse sales of such financial assets (or interests therein) by such Special Purpose Entity to one or more Persons the accounts of which would not be required to be consolidated with those of either of the Parents in their consolidated financial statements in accordance with GAAP (provided that Subordinated Interests in such financial assets and I/O Strips may be issued or sold to any Person) or (y) the incurrence by such Special Purpose Entity of Indebtedness secured by a Lien encumbering only the assets of such Special Purpose Entity; provided that all of the Indebtedness, liabilities and other obligations of such Special Purpose Entity incurred in connection with such transactions are nonrecourse for the payment or performance thereof to the Parents, the Borrower or any other Subsidiary (excluding such Special Purpose Entity or any other Excluded Subsidiary which directly owns Equity Interests in such Special Purpose Entity) other than the following: (a) reasonable and customary obligations of the Parents, the Borrower or any other Subsidiary with respect to (i) the servicing of any assets which are the subject of such transaction, (ii) administrative and ministerial matters relating to such Special Purpose Entity and related Excluded Subsidiaries, (iii) maintenance of the corporate separateness of such Special Purpose Entity and related Excluded Subsidiaries from that of the Parents and their other Subsidiaries, and (iv) the guaranty of payment of fees of any Person acting as a trustee in connection with such transaction and indemnification obligations owing to any such Person; (b) reasonable and customary repurchase obligations and other liabilities resulting from the breach of representations, warranties and covenants that are not related to creditworthiness of the obligors on the financial assets the subject of such transactions and (c) limited recourse provisions giving rise to Indebtedness solely to the extent permitted under
Section 8.1(d). For purposes of this definition, whether an obligation or liability is "reasonable and customary" shall be determined with reference to terms of similar transactions prevailing as of the date hereof.

         "Permitted Investments" means those investments that Borrower may make pursuant to Sections 8.3 and 8.4.

         "Permitted Liens" means, as to any Person: (a) Liens securing taxes, assessments and other charges or levies imposed by any Governmental Authority (excluding any Lien imposed pursuant to any of the provisions of ERISA) or the claims of materialmen, mechanics, carders, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, which are not at the time required to be paid or discharged under Section 7.5;
(b) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workmen's compensation, unemployment insurance or similar Applicable Laws; (c) zoning restrictions, easements, rights-of-way, covenants, reservations and other rights, restrictions or encumbrances of record on the use of real property, which do not materially detract from the value of such property or materially impair the use thereof in the business of such Person; (d) Liens in existence as of the Agreement Date and, with respect to the Underlying Assets, as set forth on the title policies (or updates thereto) delivered in connection herewith; and
(e) Liens, if any, in favor of the Administrative Agent for the benefit of the Lenders.

         "Permitted On Balance Sheet Warehouse Financing" means a transaction consisting of one or more transfers by the Borrower or any other Subsidiary, to a Special Purpose Entity of promissory notes, mortgage loans, net leased Real Property interests, Securitization Securities, chattel paper, leases or other similar financial assets originated by a Parent, the Borrower or any other Subsidiary thereof, together with any related title or other insurance policies, Hedge Agreements and other assets directly related to such financial assets, which transfers may not be accounted for on the consolidated balance sheet of either of the Parents as a sale in conformity with Financial Accounting Standards Board Statement of Financial Accounting Standard No. 125, and the subsequent incurrence by such Special Purpose Entity of Indebtedness secured by a Lien encumbering only the assets of such Special Purpose Entity; provided that
(a) except as otherwise permitted under the immediately following clause (b) all of the Indebtedness, liabilities and other obligations of such Special Purpose Entity incurred in connection with such transaction are nonrecourse for the payment or performance thereof to the Parents, the Borrower or any other Subsidiary (excluding such Special Purpose Entity or any other Excluded-Subsidiary which directly owns Equity Interests in such Special Purpose Entity) other than reasonable and customary obligations of the Parents, the Borrower or any other Subsidiary with respect to (i) the servicing of any assets which are the subject of such transaction, (ii) administrative and ministerial matters relating to such Special Purpose Entity and related Excluded Subsidiaries, (iii) maintenance of the corporate separateness of such Special Purpose Entity and related Excluded Subsidiaries from that of the Parents and their other Subsidiaries, (iv) the guaranty of payment of fees of any Person acting as a trustee in connection with such transaction and indemnification obligations owing to any such Person and (v) non-recourse exceptions, representations and warranties involved with securitization transactions and not related to the creditworthiness of the obligors involved in such transactions (including, without limitation, exceptions for fraud, environmental indemnities and misapplication of proceeds); (b) all of the provisions of such Indebtedness regarding the liability of, or recourse to, the Parents, the Borrower or any other Subsidiary (excluding such Special Purpose Entity or any other Excluded Subsidiary which directly owns Equity Interests in such Special Purpose Entity) other than liabilities and obligations referred to in subclauses (i) through
(iv) of the immediately preceding clause (a), have been approved of by the Administrative Agent in writing in its sole discretion and (c) all of the other terms and conditions of such Debt have been approved of by the Administrative Agent in writing in its reasonable judgment. For purposes of this definition, whether an obligation is reasonable and customary shall be determined with reference to terms of similar transactions prevailing as of the date hereof.

         "Person"  means  an  individual,   corporation,   partnership,  limited
liability company, association, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

         "Plan" means any employee benefit plan (as defined in Section 3(3) of ERISA) which is covered by ERISA and with respect to which any Combined Party or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of
Section 3(5) of ERISA.

         "Pledge Agreements" means a collective reference to (i) those certain pledge agreements executed individually by each of the Parents, CNL Funding 2000-A, Inc. and CNL Restaurant Bond Holdings, Inc. in connection herewith substantially in the form of Exhibit F-1, (ii) that certain pledge agreement executed by the Borrower in connection herewith in the form of Exhibit F-2 and
(iii) any other pledge agreements entered into from time to time by any Person as security for the Borrower's Obligations contained herein.

         "Pledgors" means a collective reference to the Parents, the Borrower, CNL Funding 2000-A, Inc. and CNL Restaurant Bond Holdings, Inc. in their capacities as Pledgors under their respective Pledge Agreements and any other Person who enters into a Pledge Agreement securing the Borrower's Obligations contained herein.

         "Preferred Stock" means, with respect to any Person, shares of Equity Interests in such Person which are entitled to preference or priority over any other Equity Interest in such Person in respect of the payment of dividends or distribution of assets upon liquidation or both.

         "Preferred Stock Entity" means any Person (other than a Subsidiary) in whom the Borrower or either of the Parents owns, directly or indirectly, Preferred Stock or other Equity Interests which are not Voting Stock and which Preferred Stock or other Equity Interests entitle the Borrower or either of the Parents, as the case may be, to receive the majority of all economic benefits associated with ownership of all Equity Interests issued by such Person.

         "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

         "Prime Rate" means the rate of interest per annum announced publicly by the Administrative Agent as its prime rate from time to time. The Prime Rate is not necessarily the best or the lowest rate of interest offered by the Administrative Agent or any Lender.

         "Principal Office" means the office of the Administrative Agent located at the first address given for notice to the Administrative Agent in Section 11.1, or such other office of the Administrative Agent as the Administrative Agent may designate from time to time.

         "Pro Rata Share" has the meaning given to such term in Section 4.2.

         "Qualified Ground Lease Asset" means, at any time, a ground lease (i) under which the Borrower is the lessee or holds equivalent rights, (ii) that has a remaining term of no less than ten (10) years, (iii) under which any required rental payment, principal or interest payment or other payment due under such lease from the Borrower to the ground lessor is not more than sixty (60) days past due and any required rental payment, principal or interest payment or other payment due to the Borrower under any sublease of the applicable Real Property lessor is not more than sixty (60) days past due, (iv) where no party to such lease is the subject of a Bankruptcy Event (except to the extent that (A) such Person has been subject to a proceeding under Chapter 11 of the Federal Bankruptcy Code, (B) the applicable bankruptcy court has approved and confirmed such Person's plan for reorganization, (C) all statutory appeal periods with respect to such proposed plan have been exhausted without objection and (D) such Person is performing its obligations under such approved plan), (v) where no condemnation proceedings have been instituted or condemnation has occurred with respect to a material portion of the applicable parcel of Real Property, (vi) where such ground lease is permitted pursuant to Section 8.8 hereof, (vii) where the Borrower's interest in the Real Property or the lease is not subject to (A) any Lien other than Permitted Liens of the types described in clauses (a) through (c) of the definitions thereof, (B) any Negative Pledge, and (viii) where the applicable Real Property has been fully developed for use as a restaurant and is free of all structural defects, environmental conditions or other adverse matters except for defects, conditions or matters individually or collectively which are not material to the profitable operation of such Real Property; and "Qualified Ground Lease Assets" means a collective reference to each Qualified Ground Lease Asset.

         "Qualified REIT Subsidiary" shall have the meaning given to such term in the Code.

         "Rabo Facility" means that certain Franchise Receivable Facility entered into among the Borrower, as the borrower, Neptune Funding Corporation, as the lender, CNL Financial Services, LP, as servicer and Cooperative Centrale Riaffeisen-Boernenleenbank, B.A., New York Branch, as collateral agent and deal agent as of October 14, 1999 (as amended, restated, supplemented or otherwise modified from time to time).

         "Real Property" means a parcel of real property, together with all improvements (if any) thereon, owned (or leased pursuant to a ground lease) by any Person, as applicable; "Real Properties" means a collective reference to each parcel of Real Property.

         "Recording Amount" means, as of the date hereof, an amount equal to approximately $750,000, as certified by the Borrower (and approved by the Administrative Agent) pursuant to Section 5.1(g) and as from time to time adjusted pursuant to Section 7.1(d)(vii), as a good faith estimate of (i) the total projected costs, fees and expenses (including, without limitation, attorney's fees and expenses) associated with the proper recordation of all Mortgage Instruments, Assignments of Mortgages, Assignments of Leases and Assignments of Assignments of Leases held by the Administrative Agent in connection with this Credit Agreement at such time and (ii) the total projected costs, fees and expenses (including, without limitation, attorney's fees and expenses) associated with the procurement and issuance of title insurance policies with respect to the Real Property encumbered by such instruments.

         "Register" has the meaning given such term in Section 11.4(e).

         "Regulation D, T, U, or X" means Regulation D, T, U or X, respectively, of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

         "Regulatory Change" means, with respect to any Lender, any change effective after the Agreement Date in Applicable Law (including without limitation, Regulation D) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks, including such Lender, of or under any Applicable Law (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any Governmental Authority or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy.

         "Reimbursement  Obligation"  means  the  absolute,   unconditional  and
irrevocable obligation of the Borrower to reimburse the Issuing Lender for any drawing honored by the Issuing Lender under a Letter of Credit.

         "REIT" means a Person qualifying for treatment as a "real estate investment trust" under the Code.

         "Reorganization" means a transaction or series of transactions involving each of: (a) APF's creation or purchase of a new Subsidiary, (b) the merging of such Subsidiary with an existing entity qualifying as a REIT (the "New REIT"), and (c) the transfer of APF's ownership interests in the Parents or the entity or entities then owning the Parents to the New REIT.

         "Replaced Indebtedness" shall have the meaning set forth for such term in Section 8.1(e).

         "Replacement Indebtedness" shall have the meaning set forth for such term in Section 8.1(e).

         "Required Lenders" means,

               (a) except as  provided  in clauses  (b) and (c)  below,  (i) (A)
                   non-Defaulting Lenders having greater than 75% of the aggregate amount of the Revolving Commitments held by all non-Defaulting Lenders, or, if the Revolving Commitments have been terminated or reduced to zero, non-Defaulting Lenders holding greater than 75% of the principal amount of the Revolving Loans, Swingline Loans and LOC Obligations held by non-Defaulting Lenders and (B) 60% by number (but in any event no less than four (4)) of the total number of non-Defaulting Lenders and (ii) to the extent there is any amount outstanding under any Bridge Loan or with respect to any Bridge Loan, non-Defaulting Bridge Lenders having greater than 50% of the aggregate amount of the outstanding Bridge Loans held by non-Defaulting Bridge Lenders;

               (b) as used in Section  7.20(d) and as related to the exercise of remedies of the Lenders under the Mortgage Instruments, Assignments of Mortgages, Assignments of Leases and Assignments of Assignments of Leases (i) non-Defaulting Lenders having greater than 66 2/3% of the aggregate amount of the Revolving Commitments held by all non-Defaulting Lenders, (ii) if the Revolving Commitments have been terminated or reduced to zero, non-Defaulting Lenders holding greater than 66 2/3% of the principal amount of the Revolving Loans, Swingline Loans and LOC Obligations held by non-Defaulting Lenders, or (iii) to the extent there are at lease three (3) non-Defaulting Lenders, all of the non-Defaulting Lenders except Bank of America; and

               (c) as used in  Section  8.19,  (i)  (A)  non-Defaulting  Lenders having greater than 66 2/3% of the aggregate amount of the Revolving Commitments held by all non-Defaulting Lenders, or
                   (B) if the Revolving Commitments have been terminated or reduced to zero, non-Defaulting Lenders holding greater than 66 2/3% of the principal amount of the Revolving Loans, Swingline Loans and LOC Obligations held by non-Defaulting Lenders and (ii) and 60% by number (but in any event no less than four (4)) of the total number of non-Defaulting Lenders.

         "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or to which any of its material property is subject.

         "Restricted Payment" means: (a) any dividend or other distribution, direct or indirect, on account of any shares of any Equity Interest of the Parents, the Borrower or any other Subsidiaries thereof now or hereafter outstanding, except a dividend or distribution payable solely in shares of that class of Equity Interest to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any Equity Interest of the Parents, the Borrower or any other Subsidiaries thereof now or hereafter outstanding; (c) any payment or prepayment of principal of, premium, if any, or interest on, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Indebtedness which is subordinate in right of repayment to any of the Obligations; and (d) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any Equity Interest of the Parents, the Borrower or any other Subsidiaries thereof now or hereafter outstanding.

         "Revolving Committed Amount" means $125,000,000, as such amount may be reduced or increased in accordance with Section 3.6.

         "Revolving Commitment" means, as to each Lender, such Lender's obligation to (i) make Revolving Loans pursuant to Section 2.1, (ii) to make (in the case of the Swingline Lender) or participate in (in the case of the other Lenders) the Swingline Loans pursuant to Section 2.4, and (iii) to issue (in the case of the Issuing Lender) or participate in (in the case of the other Lenders) Letters of Credit pursuant to Section 2.3, in an amount up to, but not exceeding (but in the case of the Issuing Bank excluding the aggregate amount of participations in the Letters of Credit held by other Lenders, and in the case of the Swingline Lender, excluding the aggregate amount of participations in Swingline Loans purchased by other Lenders), the amount set forth for such Lender on its signature page hereto as such Lender's "Commitment Amount" or as set forth in the applicable Assignment and Acceptance Agreement, as the same may be reduced from time to time pursuant to the terms hereof.

         "Revolving Commitment Percentage" means, for any Lender, the percentage determined by dividing (a) an amount equal to the sum of such Lender's outstanding Revolving Loans plus such Lender's current exposure under the Letters of Credit by (b) an amount equal to the sum of the total outstanding Revolving Loans, plus the total Letter of Credit exposure, each with respect to all of the Lenders, and as initially set forth on Schedule 2.1(a) as such Lender's Revolving Commitment Percentage; provided, however, that if at the time of determination the Revolving Commitments have terminated or been reduced to zero, the "Revolving Commitment Percentage" of each Lender shall be the Revolving Commitment Percentage of such Lender in effect immediately prior to such termination or reduction. Such percentage may, from time to time, be (i) modified in connection with any assignment made in accordance with the provisions of Section 11.4, (ii) modified pursuant to a non-pro rata reduction of the Loans as contemplated in Sections 3.2 (b)(ii) and (v) or 3.16(b) and (c) or (iii) reduced in accordance with Section 3.6.

         "Revolving Loan" has the meaning given to such term in Section 2.1(a).

         "Revolving Note" has the meaning given that term in Section 2.1(e).

         "Secured Indebtedness" means, with respect to any Person, any Indebtedness (other than Indebtedness incurred hereunder) that is (a) secured in any manner by any Lien or (b) entitled to the benefit of a Negative Pledge. Indebtedness in respect of Capitalized Lease Obligations shall not be deemed to be Secured Indebtedness. For clarification purposes, (i) any unsecured guaranty given by any Credit Party of secured indebtedness of a Person who is not a Credit Party constitutes Unsecured Indebtedness of such Credit Party giving the guaranty, (ii) any unsecured guaranty given by any Credit Party of the secured indebtedness of another Credit Party constitutes the Secured Indebtedness of the Credit Party directly incurring the secured indebtedness and shall not be calculated as part of the Indebtedness (either Secured or Unsecured) of such Credit Party giving the guaranty (except to the extent that the relevant calculation does not otherwise account for the Indebtedness of the Credit Party directly incurring the underlying secured indebtedness, in which case it shall constitute the Unsecured Indebtedness of the Credit Party giving the guaranty),
(iii) any unsecured guaranty given by any Credit Party of the unsecured indebtedness of a Person who is not a Credit Party constitutes the Unsecured
Indebtedness of such Credit Party giving the guaranty, (iv) any unsecured guaranty given by any Credit Party of the unsecured Indebtedness of another Credit Party constitutes the Unsecured Indebtedness of the Credit Party directly incurring such Indebtedness and shall not be calculated as part of the Indebtedness (either Secured or Unsecured) of such Credit Party giving the guaranty (except to the extent that the relevant calculation does not otherwise account for the Indebtedness of the Credit Party directly incurring the underlying unsecured indebtedness, in which case it shall constitute the Unsecured Indebtedness of the Credit Party giving the guaranty), (v) any secured guaranty given by any Credit Party of secured indebtedness of a Person who is not a Credit Party constitutes Secured Indebtedness of such Credit Party giving the guaranty, (vi) any secured guaranty given by any Credit Party of the secured indebtedness of another Credit Party constitutes the Secured Indebtedness of the Credit Party directly incurring the secured indebtedness and shall not be calculated as part of the Indebtedness (either Secured or Unsecured) of such Credit Party giving the guaranty (except to the extent that the relevant calculation does not otherwise account for the Indebtedness of the Credit Party directly incurring the underlying secured indebtedness, in which case it shall constitute the Secured Indebtedness of the Credit Party giving the guaranty),
(vii) any secured guaranty given by any Credit Party of the unsecured indebtedness of a Person who is not a Credit Party constitutes the Secured Indebtedness of such Credit Party giving the guaranty, and (viii) any secured guaranty given by any Credit Party of the unsecured Indebtedness of another Credit Party constitutes the Secured Indebtedness of such Credit Party giving the guaranty and shall not be calculated as part of the Indebtedness (either Secured or Unsecured) of the Credit Party directly incurring such Indebtedness (except to the extent that the relevant calculation does not otherwise account for the Indebtedness of such Credit Party giving the guaranty, in which case it shall constitute the Unsecured Indebtedness of the Credit Party directly incurring the underlying unsecured indebtedness).

         "Secured Party" means any Lender, any Bridge Lender, the Issuing Bank, the Collateral Agent or the Administrative Agent; and "Secured Parties" means a collective reference to each Secured Party.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, together with all rules and regulations issued thereunder.

         "Securitization Securities" means a collective reference to any investment securities that represent an interest in, or are secured by, one or more debt or equity tranches of investment securities (including, without limitation, tranches of commercial mortgage loans, residual interests in triple net leases and/or synthetic mortgages).

         "Security Agreement" means a Security Agreement executed by the Borrower and Credit Parties in the form of Exhibit L attached hereto.

         "Significant Asset Disposition" means (a) any single Asset Disposition following the date hereof generating $25,000,000 or more in Net Cash Proceeds or
(b) to the extent that the aggregate Net Cash Proceeds generated from Asset Dispositions entered into following the date hereof equals or exceeds $50,000,000, all Asset Dispositions entered into following the date hereof to the extent of Net Cash Proceeds therefrom in excess of $50,000,000.

         "Significant Capital Event" means the date on which (a) either (i) the Dollar amount of the Net Cash Proceeds resulting from Significant Asset Dispositions equals or exceeds $200,000,000 (net of any proceeds obtained as a result of the securitization of assets secured by the Rabo Facility) or (ii) the Dollar amount of Net Cash Proceeds resulting from Equity Issuances of the Borrower taking place after the date hereof equals or exceeds $285,000,000, and
(b) the Net Cash Proceeds obtained as a result of such Asset Disposition or Equity Issuance have been applied as mandatory prepayments on the Borrower's Obligations pursuant to Sections 3.2(b)(ii) and (v).

         "Single Employer Plan" means any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan or a Multiple Employer Plan.

         "Sole Lead Arranger" has the meaning set forth in the introductory paragraph hereof, includes both the title "Sole Lead Arranger" and "Sole Book Manager" and shall include the Sole Lead Arranger's successors and assigns.

         "Solvent" or "Solvency" means, with respect to any Person as of a particular date, that on such date (i) such Person is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (ii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature in their ordinary course,
(iii) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's Property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (iv) the fair market value of the Property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person and (v) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "Special Purpose Entity" means any Person (a) which has a legal structure and capitalization intended to make such entity a "bankruptcy remote" entity and which legal structure and capitalization have been approved in writing by the Administrative Agent; (b) which has been organized for the sole purpose of effecting a Structured Financing; (c) which has no assets other than
(i) the financial assets directly acquired in connection with, and which are the subject of, such Structured Financing, and any related title or other insurance policies, Hedge Agreements and other assets directly related to such financial assets, (ii) cash and other assets contributed or distributed to such Person, or otherwise acquired by it, in connection with such Structured Financing, and which assets are retained by such Person either pursuant to the requirements of such Structured Financing or to permit it to fulfill its obligations under the terms of such Structured Financing, (iii) assets which such Person is to (and does in fact) dispose of promptly, and in any event within two Business Days, following such Person's acquisition of such assets, and (iv) in the case of a Permitted Financial Asset Sale, Subordinated Interests acquired in connection with such Permitted Financial Asset Sale; (d) which has no Indebtedness, liabilities or other obligations other than (i) those directly incurred in connection with such Structured Financing and (ii) any liabilities resulting from representations and warranties made by such Person with respect to any such financial assets or other assets being transferred by it to another Person so long as such representations and warranties (A) are customary or (B) are substantially similar to those made to such Person when such assets were initially transferred to it; and (e) which none of the Parents, the Borrower or any other Subsidiaries thereof have any direct obligation to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results except as otherwise permitted in connection with such Structured Financing.

         "S&P"  means  Standard  &  Poor's  Rating   Services,   a  division  of
McGraw-Hill Companies, Inc., and any successor in interest thereto.

         "Standby Letter of Credit Fee" has the meaning given to such term in
Section 3.8(b)(i).

         "Stated Amount" means the amount available to be drawn by a beneficiary under a Letter of Credit from time to time, as such amount may be increased or reduced from time to time in accordance with the terms of such Letter of Credit.

         "Structured Financing" means a Permitted Financial Asset Sale or a Nonrecourse SPE Financing.

         "Subordinated Interest" means a subordinate interest (whether characterized as debt or equity, and including without limitation, general and limited partnership interests, participation certificates and trust certificates) in a pool of promissory notes, mortgage loans, chattel paper, leases or other similar financial assets, issued in connection with a Permitted Financial Asset Sale or otherwise.

         "Subsidiary" means, for any Person, any corporation, partnership or other entity of which at least a majority of the Voting Stock is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

         "Subsidiary Guaranty Agreements" means a collective reference to those certain Guaranty Agreements entered into by each of the Subsidiaries of the Borrower in favor of the Secured Parties in accordance with Section 4 hereof and substantially in the form set forth on Exhibit N hereof.

         "Supermajority Subsidiary" means, with respect to any Credit Party, any Subsidiary of such Person 80% or more of the equity interests (other than, in the case of a corporation, directors' qualifying shares) of which are at the time directly or indirectly owned or controlled by such Person and one or more Subsidiaries of such Credit Party, provided that the remaining equity interests in such Subsidiary must be directly or indirectly owned or controlled by another Credit Party.

         "Swingline Commitment" means the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding of up to the Swingline Committed Amount.

         "Swingline Committed Amount" shall have the meaning assigned to such term in Section 2.4(a).

         "Swingline Lender" means Bank of America.

         "Swingline Loan" has the meaning given to such term in Section 2.4(a).

         "Swingline Note" means the promissory note of the Borrower in favor of the Swingline Lender evidencing the Swingline Loans provided pursuant to Section 2.4(d), as such promissory note may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

         "Synthetic Lease" means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease under GAAP.

         "Tangible Net Worth" means, for any Person as of a given date, total stockholder's (or equivalent owner's) equity of such Person, excluding (to the extent reflected in determining stockholders' (or equivalent owner's) equity of such Person) (a) accumulated depreciation and amortization and (b) the aggregate amount of Intangible Assets of the such Person.

         "Taxes" has the meaning given that term in Section 3.14.

         "Tenant" means any Person who is a lessee with respect to any lease held by the Borrower as lessor or as an assignee of the lessor thereunder.

         "Term Securitization" means a Permitted Financial Asset Sale (a) involving only a single transfer (or series of related and substantially contemporaneous transfers) to a Special Purpose Entity of financial assets, and any related title or other insurance policies, Hedge Agreements and other assets directly related to such financial assets, by either of the Parents, the Borrower or any other Subsidiary thereof other than any transfer of such assets
(i) being substituted for any asset previously transferred pursuant to customary and reasonable repurchase and substitution obligations resulting from the breach of representations, warranties and covenants that are not related to the creditworthiness of the obligor on the financial assets or (ii) being substituted for cash collateral or a cash deposit (including in connection with reasonable and customary "pre-funding" arrangements), and (b) under which the Persons acquiring such financial assets (or interests therein) from the applicable Special Purpose Entity or making advances to such Special Purpose Entity secured directly or indirectly by such financial assets, are neither required nor permitted to acquire additional financial assets (or interests therein) from, or otherwise make additional advances to, such Special Purpose Entity, except as otherwise permitted under the immediately preceding clause
(a).

         "Total Assets" means, as to any Person, the total assets of such Person

         "Total Committed Amount" means an amount of up to $300,000,000, as reduced from time to time in accordance with Section 3.6.

         "Trade Letter of Credit Fee" has the meaning given to such term in
Section 3.8(b)(ii).

         "Type" with respect to any Loan, refers to whether such Loan is a Eurodollar Loan or Base Rate Loan.

         "UCP" has the meaning given to such term in Section 2.3(h).

         "Unconsolidated Affiliate" shall mean, with respect to any Person, any other Person in whom such Person holds an Investment, which Investment is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person.

         "Underlying Asset" means any Real Property encumbered by any of the interests comprising the Included Asset Pool; and "Underlying Assets" means a collective reference to each Underlying Asset.

         "Unencumbered Asset Leverage Ratio means, for any given date, the ratio of (a) the sum of (without duplication) (i) Unsecured Indebtedness of the Borrower as of such date to (b) the Unencumbered Asset Value as of such date.

         "Unencumbered Asset Value" means, with respect to the Borrower and for any given calculation date and without duplication, the sum of (a) the Value of the Borrower's Eligible Net Lease Assets other than Qualified Ground Lease Assets of the Borrower plus (b) subject to the proviso below, fifty percent (50%) of the Value of Qualified Ground Lease Assets of the Borrower plus (c) all accumulated depreciation with respect to the real property assets of the Borrower leased under any such Eligible Net Lease Assets that are Operating Leases plus (d) the Value of the Borrower's Eligible Mortgage Assets plus (e) from the date hereof until December 31, 2000, the cost to the Borrower of the Borrower's interest in Real Property assets on which construction is taking place; provided, however, that the Value of Qualified Ground Lease Assets shall constitute no more than ten percent (10%) of the total Unencumbered Asset Value.

         "Unencumbered Interest Coverage Ratio" means, as of the end of each calendar quarter, the ratio of (a) the sum of (i) Eligible Net Lease Income of the Borrower for the applicable Calculation Period and (ii) Eligible Mortgage Income of the Borrower for such Calculation Period, to (b) that portion of Interest Expense of the Borrower for the Calculation Period in respect of Unsecured Indebtedness.

         "Unsecured Indebtedness" means, with respect to any Person and for any given calculation date, all Indebtedness of such Person that is not Secured Indebtedness, including all Indebtedness in respect of Capitalized Lease Obligations. For clarification purposes, (i) any unsecured guaranty given by any Credit Party of secured indebtedness of a Person who is not a Credit Party constitutes Unsecured Indebtedness of such Credit Party giving the guaranty,
(ii) any unsecured guaranty given by any Credit Party of the secured indebtedness of another Credit Party constitutes the Secured Indebtedness of the Credit Party directly incurring the secured indebtedness and shall not be calculated as part of the Indebtedness (either Secured or Unsecured) of such Credit Party giving the guaranty (except to the extent that the relevant calculation does not otherwise account for the Indebtedness of the Credit Party directly incurring the underlying secured indebtedness, in which case it shall constitute the Unsecured Indebtedness of the Credit Party giving the guaranty),
(iii) any unsecured guaranty given by any Credit Party of the unsecured indebtedness of a Person who is not a Credit Party constitutes the Unsecured
Indebtedness of such Credit Party giving the guaranty, (iv) any unsecured guaranty given by any Credit Party of the unsecured Indebtedness of another Credit Party constitutes the Unsecured Indebtedness of the Credit Party directly incurring such Indebtedness and shall not be calculated as part of the Indebtedness (either Secured or Unsecured) of such Credit Party giving the guaranty (except to the extent that the relevant calculation does not otherwise account for the Indebtedness of the Credit Party directly incurring the underlying unsecured indebtedness, in which case it shall constitute the Unsecured Indebtedness of the Credit Party giving the guaranty), (v) any secured guaranty given by any Credit Party of secured indebtedness of a Person who is not a Credit Party constitutes Secured Indebtedness of such Credit Party giving the guaranty, (vi) any secured guaranty given by any Credit Party of the secured indebtedness of another Credit Party constitutes the Secured Indebtedness of the Credit Party directly incurring the secured indebtedness and shall not be calculated as part of the Indebtedness (either Secured or Unsecured) of such Credit Party giving the guaranty (except to the extent that the relevant calculation does not otherwise account for the Indebtedness of the Credit Party directly incurring the underlying secured indebtedness, in which case it shall constitute the Secured Indebtedness of the Credit Party giving the guaranty),
(vii) any secured guaranty given by any Credit Party of the unsecured indebtedness of a Person who is not a Credit Party constitutes the Secured Indebtedness of such Credit Party giving the guaranty, and (viii) any secured guaranty given by any Credit Party of the unsecured Indebtedness of another Credit Party constitutes the Secured Indebtedness of such Credit Party giving the guaranty and shall not be calculated as part of the Indebtedness (either Secured or Unsecured) of the Credit Party directly incurring such Indebtedness (except to the extent that the relevant calculation does not otherwise account for the Indebtedness of such Credit Party giving the guaranty, in which case it shall constitute the Unsecured Indebtedness of the Credit Party directly incurring the underlying unsecured indebtedness). For purposes of calculating the financial covenants contained herein and the Borrowing Base Amount, the Obligations of the Credit Parties hereunder shall be deemed Unsecured Indebtedness.

         "Unused Fee" has the meaning given to such term is Section 3.8(a).

         "Unused Fee Calculation Period" has the meaning given to such term in
Section 3.8(a).

         "Unused Revolving Committed Amount" means, for any given Unused Fee Calculation Period, the average amount (if any), as calculated on a daily basis, by which the Revolving Committed Amount exceeds the sum of the aggregate outstanding principal amount of the Revolving Loans, plus the aggregate outstanding principal amount of the Swingline Loans, plus the aggregate outstanding LOC Obligations of the Borrower under this Credit Agreement.

         "Value" means (a) with respect to a Finance Lease, the book value of such Finance Lease (excluding any portion of such lease relating to furniture; fixtures and equipment) as determined in accordance with GAAP, (b) with respect to an Operating Lease, the book value of the Operating Lease as determined in accordance with GAAP, (c) with respect to any Subordinated Interest, the lesser of (i) the adjusted book value of such Subordinated Interest and (ii) the mark to market value of such Subordinated Interest, (d) with respect to Real Property interests, the book value of such Real Property interests plus accumulated depreciation with respect thereto and (e) with respect to all other assets, the value of such assets calculated in accordance with GAAP.

         "Voting Stock" means capital stock issued by a corporation, or equivalent Equity Interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

         "Wholly Owned Subsidiary" means, with respect to a Person, any Subsidiary of such Person all of the equity securities or other ownership interests (other than, in the case of a corporation, directors' qualifying shares) of which are at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person.

 Section 1.2      General; References to Times.

         Unless otherwise indicated, all accounting terms, ratios and measurements shall be interpreted, or determined on a consolidated basis, in accordance with GAAP, consistently applied. References in this Credit Agreement to "Sections", "Articles", "Exhibits" and "Schedules" are to sections, articles, exhibits and schedules herein and hereto unless otherwise indicated. References in this Credit Agreement to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, to the extent permitted hereby and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, supplemented, restated or otherwise modified from time to time to the extent permitted hereby and in effect at any given time. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Unless explicitly set forth to the contrary, a reference to "Subsidiary" means a Subsidiary of either Parent or a Subsidiary of such Subsidiary and a reference to an "Affiliate" means a reference to an Affiliate of either Parent. Titles and captions of Articles, Sections, subsections and clauses in this Credit Agreement are for convenience only, and neither limit nor amplify the provisions of this Credit Agreement. Unless otherwise indicated, all references to time are references to Charlotte, North Carolina time.


                                   ARTICLE II

                                 CREDIT FACILITY

Section 2.1       Revolving Loans.

      (a)  Revolving Commitment.

               (i) Loans.  Subject  to the terms and  conditions  hereof  and in reliance upon the representations and warranties set forth herein, each Lender severally (and not jointly) agrees to make available to the Borrower such Lender's Revolving Commitment Percentage (as set forth in Schedule 2.1(a)) of revolving credit loans requested by the Borrower in Dollars ("Revolving Loans") from time to time from the Closing Date until the Maturity Date, or such earlier date as the Revolving Commitments shall have been terminated as provided herein; provided, however, that (A) the sum of the aggregate outstanding principal amount of Revolving Loans shall not at any date during the duration of this Credit Agreement exceed the Revolving Committed Amount or the Borrowing Base Amount with respect to such date, (B) the sum of the aggregate outstanding principal amount of Revolving Loans, plus the aggregate principal amount of the outstanding Swingline Loans, plus the LOC Obligations shall not exceed the Revolving Committed Amount or the Borrowing Base Amount for such date, (C) with regard to each Lender individually, such Lender's outstanding Revolving Loans, plus such Lender's Swingline Loans, plus such Lender's exposure under any outstanding Letters of Credit shall not exceed such Lender's Revolving Commitment Percentage of the Revolving Committed Amount and (D) the sum of the aggregate outstanding principal amount of Revolving Loans, plus the aggregate principal amount of the outstanding Bridge Loans, plus the aggregate principal amount of the outstanding Swingline Loans, plus the LOC Obligations shall not exceed the Total Committed Amount. Revolving Loans may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request; provided, however, that there may be no more than six (6) Eurodollar Loans which are Revolving Loans outstanding hereunder at any given time (it being understood that, for purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period).

               (ii)Reborrowing.  Subject  to the  terms and  conditions  of this
                   Credit Agreement, during the period from the Effective Date to but excluding the Maturity Date, the Borrower may borrow, repay and reborrow Revolving Loans hereunder.

      (b)  Revolving Loan Borrowings.

               (i) Notice   of   Borrowing.   The   Borrower   shall   give  the
                   Administrative Agent notice pursuant to a Notice of Borrowing or telephonic notice of each borrowing of Revolving Loans. Each Notice of Borrowing shall be delivered to the Administrative Agent before 12:00 P.M. on the Business Day prior to the date of the requested borrowing in the case of Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of Eurodollar Loans. Each such request for borrowing shall be irrevocable, shall contain certifications of the Borrower with respect to the conditions set forth in Section 5.2 clauses (b) through
                   (f) in the form of Exhibit C, and shall specify (A) that a Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, and (D) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor. If the Borrower shall fail to specify in any such Notice of Borrowing (I) an applicable Interest Period in the case of a Eurodollar Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (II) the type of Revolving Loan requested, then such notice shall be deemed to be a request for a Base Rate Loan hereunder. Any such telephonic notice shall include all information to be specified in a written Notice of Borrowing and shall be promptly confirmed in writing by the Borrower pursuant to a Notice of Borrowing sent to the Administrative Agent by telecopy on the same day of the giving of such telephonic notice. The Administrative Agent will transmit by telecopy the Notice of Borrowing (or the information contained in such Notice of Borrowing) to each Lender promptly upon receipt by the Administrative Agent. Each Notice of Borrowing or telephonic notice of each borrowing shall be irrevocable once given and binding on the Borrower.

               (ii)Minimum Amounts.  Each Eurodollar Loan or Base Rate Loan that is a Revolving Loan shall be in a minimum aggregate principal amount of (A) $2,000,000 in the case of Eurodollar Loans and
                   (B) $1,000,000 in the case of Base Rate Loans, in each case in integral multiples of $500,000 in excess thereof (or (1) the remaining amount of the Revolving Committed Amount, or
                   (2) the remaining amount of the Borrowing Base Amount, in each case if such amount is less than the amounts set forth in clauses (A) and (B)).

               (iii) Advances.  Each Lender will make its  Revolving  Commitment
                   Percentage of each Revolving Loan borrowing available to the Agent for the account of the Borrower as specified in Section 3.18(a), or in such other manner as the Agent may specify in writing, by 1:00 P.M. on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Agent. With respect to Revolving Loans to be made after the Effective Date, unless the Administrative Agent shall have been notified by any Lender prior to the specified date of borrowing that such Lender does not intend to make available to the Administrative Agent the Revolving Loan to be made by such Lender on such date, the Administrative Agent may assume that such Lender will make the proceeds of such Revolving Loan available to the Administrative Agent on the date of the requested borrowing as set forth in the Notice of Borrowing and the Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Borrower the amount of such Revolving Loan to be provided by such Lender. The Administrative Agent shall, no later than 2:00 P.M. on the date specified on the applicable Notice of Borrowing and subject to the conditions set forth in Article V, make such borrowing available to the Borrower by crediting the account of the Borrower with the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent.

      (c) Repayment. The principal amount of all Revolving Loans shall be due and payable in full on the Maturity Date, unless accelerated sooner pursuant to Section 9.2.

      (d) Interest. Subject to the provisions of Section 3.1, the Borrower promises to pay to the Administrative Agent for account of each Lender on the unpaid principal amount of each Loan made by such Lender for the period from and including the making of such Loan to but excluding the date such Loan shall be paid in full, as follows:

               (i) Base Rate Loans. During such periods as Revolving Loans shall be comprised in whole or in part of Base Rate Loans, such Base Rate Loans shall bear interest at a per annum rate equal to the Adjusted Base Rate.

               (ii)Eurodollar  Loans.  During such  periods as  Revolving  Loans shall be comprised in whole or in part of Eurodollar Loans, such Eurodollar Loans shall bear interest at a per annum rate equal to the Adjusted Eurodollar Rate.

         Accrued interest on each Loan shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein). Promptly after the determination of any interest rate provided for herein or any change therein, the Administrative Agent shall give notice thereof to the Lenders and to the Borrower. All determinations by the Administrative Agent of an interest rate hereunder shall be conclusive and binding on the Lenders and the Borrower for all purposes, absent manifest error.

      (e)  Notes.

               (i) Revolving  Notes.  The  Revolving  Loans made by each  Lender shall, in addition to this Credit Agreement, also be evidenced by a promissory note of the Borrower substantially in the form of Exhibit G (each a "Revolving Note"), payable to the order of such Lender in a principal amount equal to the amount of its Revolving Commitment as originally in effect and otherwise duly completed.

               (ii)Records;  Endorsement on Transfer.  The date,  amount of each
                   Loan made by each Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by such Lender on its books and such entries shall be binding on the Borrower absent manifest error. Prior to the transfer of any Revolving Note, the Lender shall endorse such items on such Revolving Note or any allonge thereof; provided that the failure of such Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing hereunder or under such Revolving Note in respect of the Loans evidenced by such Revolving Note.

Section 2.2       Bridge Loans.

      (a)  Bridge Loan Commitment.

               (i) Loans.  Subject  to the terms and  conditions  hereof  and in reliance upon the representations and warranties set forth herein, each Bridge Lender severally (and not jointly) agrees to make available to the Borrower such Bridge Lender's Bridge Loan Commitment Percentage (as set forth in Schedule 2.2(a))of bridge loans requested by the Borrower in Dollars ("Bridge Loans") from time to time from the Closing Date until the Bridge Loan Termination Date, or such earlier date as the Bridge Loan Commitments shall have been terminated as provided herein; provided, however, that (A) the sum of the aggregate outstanding principal amount of the Bridge Loans shall not at any date during the duration of this Credit Agreement exceed the Bridge Loan Committed Amount with respect to such date, (B) with regard to each Bridge Lender individually, such Bridge Lender's outstanding Bridge Loans shall not exceed such Lender's Bridge Loan Commitment Percentage of the Bridge Loan Committed Amount and (C) the sum of the aggregate outstanding principal amount of the Bridge Loans, plus the aggregate outstanding principal amount of the Revolving Loans, plus the aggregate principal amount of the outstanding Swingline Loans, plus the LOC Obligations shall not exceed the (1) Total Committed Amount or (2) the Borrowing Base Amount plus the Bridge Loan Committed Amount. Bridge Loans may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request; provided, however, that there may be no more than one (1) Eurodollar Loan which is a Bridge Loan outstanding hereunder at any given time (it being understood that, for purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period).

               (ii)Reborrowing  Prohibition.  Amounts  borrowed as Bridge  Loans hereunder and repaid or prepaid by the Borrower may not be reborrowed or readvanced and all amounts applied toward the Bridge Loans shall permanently reduce the Bridge Loan Committed Amount.

      (b)  Bridge Loan Borrowings.

               (i) Notice   of   Borrowing.   The   Borrower   shall   give  the
                   Administrative Agent notice pursuant to a Notice of Borrowing or telephonic notice of each borrowing of Bridge Loans. Each Notice of Borrowing shall be delivered to the Administrative Agent before 12:00 P.M. on the Business Day prior to the date of the requested borrowing in the case of Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of Eurodollar Loans. Each such request for borrowing shall be irrevocable, shall contain certifications of the Borrower with respect to the conditions set forth in Section 5.2 clauses (b) through (f) in the form of Exhibit C, and shall specify (A) that a Bridge Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, and (D) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor. If the Borrower shall fail to specify in any such Notice of Borrowing (I) an applicable Interest Period in the case of a Eurodollar Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (II) the type of Bridge Loan requested, then such notice shall be deemed to be a request for a Base Rate Loan hereunder. Any such telephonic notice shall include all information to be specified in a written Notice of Borrowing and shall be promptly confirmed in writing by the Borrower pursuant to a Notice of Borrowing sent to the Administrative Agent by telecopy on the same day of the giving of such telephonic notice. The Administrative Agent will transmit by telecopy the Notice of Borrowing (or the information contained in such Notice of Borrowing) to each Bridge Lender promptly upon receipt by the Administrative Agent. Each Notice of Borrowing or telephonic notice of each borrowing shall be irrevocable once given and binding on the Borrower.

               (ii)Minimum Amounts.  Each Eurodollar Loan or Base Rate Loan that is a Bridge Loan shall be in a minimum aggregate principal amount of (A) $2,000,000 in the case of Eurodollar Loans and
                   (B) $1,000,000 in the case of Base Rate Loans, in each case in integral multiples of $500,000 in excess thereof (or the remaining amount of the Bridge Loan Committed Amount, if less).

               (iii)  Advances.  Each  Bridge  Lender  will make its Bridge Loan
                   Commitment Percentage of each Bridge Loan borrowing available to the Agent for the account of the Borrower as specified in
                   Section 3.18(a), or in such other manner as the Agent may specify in writing, by 1:00 P.M. on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Agent. With respect to Bridge Loans to be made after the Effective Date, unless the Administrative Agent shall have been notified by any Bridge Lender prior to the specified date of borrowing that such Bridge Lender does not intend to make available to the Administrative Agent the Bridge Loan to be made by such Bridge Lender on such date, the Administrative Agent may assume that such Bridge Lender will make the proceeds of such Bridge Loan available to the Administrative Agent on the date of the requested borrowing as set forth in the Notice of Borrowing and the Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Borrower the amount of such Bridge Loan to be provided by such Bridge Lender. The Administrative Agent shall, no later than 2:00 P.M. on the date specified on the applicable Notice of Borrowing and subject to the conditions set forth in Article V, make such borrowing available to the Borrower by crediting the account of the Borrower with the aggregate of the amounts made available to the Agent by the Bridge Lenders and in like funds as received by the Agent.

      (c)  Repayment.  The principal amount of all Bridge Loans shall be due and
           payable  in  full  on  the  Bridge  Loan  Termination   Date,  unless
           accelerated sooner pursuant to Section 9.2.

      (d) Interest. Subject to the provisions of Section 3.1, the Borrower promises to pay to the Administrative Agent for account of each Bridge Lender on the unpaid principal amount of each Loan made by such Bridge Lender for the period from and including the making of such Bridge Loan to but excluding the date such Bridge Loan shall be paid in full, as follows:

               (i) Base Rate Loans. During such periods as Bridge Loans shall be comprised in whole or in part of Base Rate Loans, such Base Rate Loans shall bear interest at a per annum rate equal to the Adjusted Base Rate.

               (ii)Eurodollar  Loans.  During such periods as Bridge Loans shall be comprised in whole or in part of Eurodollar Loans, such Eurodollar Loans shall bear interest at a per annum rate equal to the Adjusted Eurodollar Rate.

         Accrued interest on each Loan shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein). Promptly after the determination of any interest rate provided for herein or any change therein, the Administrative Agent shall give notice thereof to the Bridge Lenders and to the Borrower. All determinations by the Administrative Agent of an interest rate hereunder shall be conclusive and binding on the Bridge Lenders and the Borrower for all purposes, absent manifest error.

         (e)      Notes.

               (i) Bridge  Notes.  The Bridge  Loans made by each Bridge  Lender shall, in addition to this Credit Agreement, also be evidenced by a promissory note of the Borrower substantially in the form of Exhibit H (each a "Bridge Note"), payable to the order of such Bridge Lender in a principal amount equal to the amount of its Bridge Loan Commitment as originally in effect and otherwise duly completed.

               (ii)Records;  Endorsement on Transfer.  The date,  amount of each
                   Bridge Loan made by each Bridge Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by such Bridge Lender on its books and such entries shall be binding on the Borrower absent manifest error. Prior to the transfer of any Bridge Note, the Bridge Lender shall endorse such items on such Bridge Note or any allonge thereof; provided that the failure of such Bridge Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing hereunder or under such Bridge Note in respect of the Bridge Loans evidenced by such Bridge Note.

Section 2.3       Letter of Credit Subfacility.

      (a) Issuance. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, the Issuing Lender agrees to issue, and each Lender severally agrees to participate in the issuance by the Issuing Lender of, standby and trade Letters of Credit in Dollars from time to time from the Closing Date until the date thirty (30) days prior to the Maturity Date as the Borrower may request, in a form acceptable to the Issuing Lender; provided, however, that (i) the LOC Obligations outstanding shall not at any time exceed the LOC Committed Amount, (ii) the sum of the aggregate outstanding principal amount of Revolving Loans plus the aggregate principal amount of outstanding Swingline Loans plus the LOC Obligations shall not at any time exceed the Revolving Committed Amount or the Borrowing Base Amount for such date, (iii) the sum of the aggregate principal amount of the outstanding Revolving Loans, plus the aggregate principal amount of the outstanding Bridge Loans, plus the aggregate principal amount of the outstanding Swingline Loans, plus the LOC Obligations shall not exceed the Total Committed Amount and (iv) there may be no more than five (5) Letters of Credit outstanding at any one time. No Letter of Credit shall (x) have an original expiry date more than one year from the date of issuance or
           (y) as originally issued or as extended, have an expiry date extending beyond the date thirty (30) days prior to the Maturity Date. Each Letter of Credit shall comply with the related LOC Documents. The issuance and expiry dates of each Letter of Credit shall be a Business Day.

      (b) Notice and Reports. The request for the issuance of a Letter of Credit shall be submitted by the Borrower to the Issuing Lender not later than 9:00 A.M. at least three (3) Business Days prior to the requested date of issuance, such notice to describe in reasonable detail the proposed terms of such Letter of Credit and the nature of the transactions or obligations proposed to be supported by such Letter of Credit, and in any event shall set forth with respect to such Letter of Credit (i) the proposed initial Stated Amount, (ii) the beneficiary or beneficiaries, (iii) whether such Letter of Credit is a commercial or standby letter of credit and (iv) the proposed expiration date. The Borrower shall also, in connection with the issuance of any Letter of Credit, provide written certifications with respect to the conditions set forth in Section 5.2 clauses (b) through (f) in the form of Exhibit Q, and shall execute and deliver such customary letter of credit application forms as requested from time to time by the Administrative Agent. Provided the Borrower has given the notice prescribed by this subsection and subject the amount limitations set forth in Section 2.3(a) and to the other terms and conditions of this Credit Agreement, including the satisfaction of any applicable conditions precedent set forth in Article V, the Administrative Agent shall issue the requested Letter of Credit on the requested date of issuance. The Administrative Agent shall promptly provide notice to the Lenders of the issuance of any Letter of Credit issued hereunder which notice shall set forth each Lender's pro rata share of (1) such Letter of Credit and (2) all Letters of Credit then outstanding. Upon the written request of the Borrower, the Administrative Agent (x) shall make reasonable efforts to deliver to the Borrower a copy of any Letter of Credit proposed to be issued hereunder prior to the issuance thereof and (y) shall deliver to the Borrower a copy of each issued Letter of Credit within a reasonable time after the date of issuance thereof. To the extent any term of a Letter of Credit Document is inconsistent with a term of any Credit Document, the term of such Credit Document shall control. The Issuing Lender will, at least quarterly and more frequently in its discretion, disseminate to each of the Lenders a detailed report specifying the Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of the prior report, and including therein, among other things, the beneficiary, the face amount and the expiry date, as well as any payment or expirations which may have occurred.

      (c) Participation. Each Lender, upon issuance of a Letter of Credit, shall be deemed to have purchased without recourse a Participation Interest from the Issuing Lender in such Letter of Credit and the obligations arising thereunder and any collateral relating thereto, in each case in an amount equal to its pro rata share of the obligations under such Letter of Credit (based on the respective Revolving Commitment Percentages of the Lenders) and shall absolutely, unconditionally and irrevocably assume and be obligated to pay to the Issuing Lender and discharge when due, its pro rata share of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each Lender's Participation Interest in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any such Letter of Credit, each such Lender shall pay to the Issuing Lender its pro rata share of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (d) below. The obligation of each Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

      (d) Reimbursement. In the event of any drawing under any Letter of Credit, the Issuing Lender will promptly notify the Borrower. Unless the Borrower shall immediately notify the Issuing Lender that the Borrower intends to otherwise reimburse the Issuing Lender for such drawing, the Borrower shall be deemed to have requested that the Lenders make a Revolving Loan as provided in subsection (e) below in the amount of the drawing on the related Letter of Credit, the proceeds of which will be used to satisfy the related reimbursement obligations (which deemed request for a Revolving Loan borrowing shall constitute a representation and warranty by the Credit Parties of the correctness of the matters specified in subsections (b), (c),
           (d), (e) and (f) of Section 5.2). The Borrower promises to reimburse the Issuing Lender on the day of drawing under any Letter of Credit (either with the proceeds of a Revolving Loan obtained hereunder or otherwise) in same day funds. If the Borrower shall fail to reimburse the Issuing Lender as provided hereinabove, the unreimbursed amount of such drawing shall bear interest at the Default Rate. The Borrower's reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of setoff, counterclaim or defense to payment the Borrower may claim or have against the Issuing Lender, the Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation any defense based on any failure of the Borrower or any other Credit Party to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Issuing Lender will promptly notify the other Lenders of the amount of any unreimbursed drawing and each Lender shall promptly pay to the Agent for the account of the Issuing Lender in Dollars and in immediately available funds, the amount of such Lender's pro rata share of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Lender from the Issuing Lender if such notice is received at or before 2:00 P.M., and otherwise such payment shall be made at or before 12:00 Noon on the Business Day next succeeding the day such notice is received. If such Lender does not pay such amount to the Issuing Lender in full upon such request, such Lender shall, on demand, pay to the Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date of such drawing until such Lender pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two (2) Business Days of the date that such Lender is required to make payments of such amount pursuant to the preceding sentence, the Federal Funds Rate and thereafter at a rate equal to the Base Rate. Each Lender's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Credit Agreement or the Revolving Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the obligations of the Borrower hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a Lender to the Issuing Lender, such Lender shall, automatically and without any further action on the part of the Issuing Lender or such Lender, acquire a Participation Interest in an amount equal to such payment (excluding the portion of such payment constituting interest owing to the Issuing Lender) in the related unreimbursed drawing portion of the LOC Obligation and in the interest thereon and in the related LOC Documents, and shall have a claim against the Borrower with respect thereto.

      (e) Repayment with Revolving Loans. On any day on which the Borrower shall have requested, or been deemed to have requested, a Revolving Loan advance to reimburse a drawing under a Letter of Credit, the Agent shall give notice to the Lenders that a Revolving Loan has been requested or deemed requested by the Borrower to be made in connection with a drawing under a Letter of Credit, in which case a Revolving Loan advance comprised of Base Rate Loans (or Eurodollar Loans to the extent the Borrower has complied with the procedures of
           Section 2.1 with respect thereto) shall be immediately made to the Borrower by all Lenders (notwithstanding any termination of the Revolving Commitments pursuant to Section 9.2) pro rata based on the respective Revolving Commitment Percentages of the Lenders (determined before giving effect to any termination of the Revolving Commitments pursuant to Section 9.2) and the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations. Each such Lender hereby irrevocably agrees to make its pro rata share of each such Revolving Loan immediately upon any such request or deemed request in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (i) the amount of such borrowing may not comply with the minimum amount for advances of Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Section 5.2 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder,
           (v) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or (vi) any termination of the Revolving Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower or any other Credit Party), then each such Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Issuing Lender such Participation Interests in the outstanding LOC Obligations as shall be necessary to cause each such Lender to share in such LOC Obligations ratably (based upon the respective Revolving Commitment Percentages of the Lenders as determined before giving effect to any termination of the Revolving Commitments pursuant to Section 9.2), provided that at the time any purchase of Participation Interests pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Issuing Lender, to the extent not paid to the Issuing Lender by the Borrower in accordance with the terms of subsection (d) above, interest on the principal amount of Participation Interests purchased for each day from and including the day upon which such borrowing would otherwise have occurred to but excluding the date of payment for such Participation Interests, at the rate equal to, if paid within two (2) Business Days of the date of the Revolving Loan advance, the Federal Funds Rate, and thereafter at a rate equal to the Base Rate.

      (f) Designation of Combined Parties as Account Parties. Notwithstanding anything to the contrary set forth in this Credit Agreement, including without limitation Section 2.3(a), a Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of any Subsidiary of the Borrower, provided that notwithstanding such statement, the Borrower shall be the actual account party for all purposes of this Credit Agreement for such Letter of Credit and such statement shall not affect the Borrower's reimbursement obligations hereunder with respect to such Letter of Credit.

      (g) Renewal, Extension. The renewal or extension of any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

      (h) Uniform Customs and Practices. The Issuing Lender may have the Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits (the "UCP") or the International Standby Practices 1998 (the "ISP98"), in either case as published as of the date of issue by the International Chamber of Commerce, in which case the UCP or the ISP98, as applicable, may be incorporated therein and deemed in all respects to be a part thereof.

               (i) Indemnification; Nature of Issuing Lender's Duties.

               (i) In addition to its other  obligations under this Section 2.3, the Borrower hereby agrees to pay, and protect, indemnify and save each Lender harmless from and against, any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that such Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or (B) the failure of such Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority (all such acts or omissions, herein called "Government Acts").

               (ii)As  between  the  Borrower  and the  Lenders  (including  the
                   Issuing Lender), the Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. No Lender (including the Issuing Lender) shall be responsible: (A) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (D) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (G) for any consequences arising from causes beyond the control of such Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

               (iii) The  obligation  of the Borrower to  reimburse  the Issuing
                   Lender for any drawing made under any Letter of Credit shall be absolute, unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Credit Agreement under all circumstances whatsoever, including without limitation, the following circumstances: (A) any lack of validity or enforceability of any Letter of Credit Document or any term or provisions therein; (B) any amendment or waiver of or any consent to departure from all or any of the Letter of Credit Documents; (C) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against the Issuing Lender, the Administrative Agent, any Lender, any-beneficiary of a Letter of Credit or any other Person, whether in connection with this Credit Agreement, the transactions contemplated hereby or in the Letter of Credit Documents or any unrelated transaction; (D)any breach of contract or dispute between the Borrower, the Issuing Lender, Administrative Agent, any Lender or any other Person; (E) any demand, statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein or made in connection therewith being untrue or inaccurate in any respect whatsoever; (F)any non-application or misapplication by the beneficiary of a Letter of Credit of the proceeds of any drawing under such Letter of Credit; (G) payment by the Issuing Lender under the Letter of Credit against presentation of a draft or certificate which does not strictly comply with the terms of the Letter of Credit; and (H) any other act, omission to act, delay or circumstance whatsoever that might, but for the provisions of this Section 2.3, constitute a legal or equitable defense to or discharge of the Borrower's Reimbursement Obligations.

               (iv)In  furtherance  and  extension  and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by any Lender (including the Issuing Lender), under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put such Lender under any resulting liability to the Borrower or any other Credit Party. It is the intention of the parties that this Credit Agreement shall be construed and applied to protect and indemnify each Lender (including the Issuing Lender) against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrower (on behalf of itself and each of the other Credit Parties), including, without limitation, any and all Government Acts. No Lender (including the Issuing Lender) shall, in any way, be liable for any failure by such Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of such Lender.

               (v) Nothing  in this  subsection  (i) is  intended  to limit  the reimbursement obligations of the Borrower contained in subsection (d) above. The obligations of the Borrower under this subsection (i) shall survive the termination of this Credit Agreement. No act or omission of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Lenders (including the Issuing Lender) to enforce any right, power or benefit under this Credit Agreement.

               (vi)Notwithstanding  anything to the  contrary  contained in this subsection (i), the Borrower shall have no obligation to indemnify any Lender (including the Issuing Lender) in respect of any liability incurred by such Lender (A) arising solely out of the gross negligence or willful misconduct of such Lender, as determined by a court of competent jurisdiction, or (B) caused by such Lender's failure to pay under any Letter of Credit after presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit, as determined by a court of competent jurisdiction, unless such payment is prohibited by any law, regulation, court order or decree.

      (j) Responsibility of Issuing Lender. It is expressly understood and agreed that the obligations of the Issuing Lender hereunder to the Lenders are only those expressly set forth in this Credit Agreement and that the Issuing Lender shall be entitled to assume that the conditions precedent set forth in Section 5.2 have been satisfied unless it shall have acquired actual knowledge that any such condition precedent has not been satisfied; provided, however, that nothing set forth in this Section 2.3 shall be deemed to prejudice the right of any Lender to recover from the Issuing Lender any amounts made available by such Lender to the Issuing Lender pursuant to this Section 2.3 in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit constituted gross negligence or willful misconduct on the part of the Issuing Lender.

      (k) Conflict with LOC Documents. In the event of any conflict between this Credit Agreement and any LOC Document (including any letter of credit application), this Credit Agreement shall control.

Section 2.4       Swingline Loan Subfacility.

      (a) Swingline Commitment. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, the Swingline Lender, in its individual capacity, agrees to make certain revolving credit loans requested by the Borrower in Dollars to the Borrower (each a "Swingline Loan" and, collectively, the "Swingline Loans") from time to time from the Closing Date until the Maturity Date for the purposes hereinafter set forth; provided, however, (i) the aggregate principal amount of Swingline Loans outstanding at any time shall not exceed TEN MILLION DOLLARS ($10,000,000) (the "Swingline Committed Amount"), (ii) the aggregate principal amount of outstanding Revolving Loans plus the aggregate principal amount of outstanding Swingline Loans plus LOC Obligations outstanding shall not exceed the Revolving Committed Amount or the Borrowing Base Amount for such date and (iii) the sum of the aggregate outstanding principal amount of Revolving Loans, plus the aggregate principal amount of the outstanding Bridge Loans, plus the aggregate principal amount of the outstanding Swingline Loans, plus the LOC Obligations shall not exceed the Total Committed Amount. Swingline Loans hereunder shall be made as Base Rate Loans and may be repaid and reborrowed in accordance with the provisions hereof.

      (b)  Swingline Loan Advances.

               (i) Notices;  Disbursement.   Whenever  the  Borrower  desires  a
                   Swingline Loan advance hereunder it shall give written notice in the form of a Notice of Borrowing, or telephonic notice promptly confirmed in writing by way of a Notice of Borrowing, to the Swingline Lender not later than 11:00 A.M. on the Business Day of the requested Swingline Loan advance. Each such Notice of Borrowing shall be irrevocable, shall contain certifications of the Borrower with respect to the conditions set forth in Section 5.2 clauses (b) through (f) in the form provided in Exhibit C, and shall specify (A) that a Swingline Loan advance is requested, (B) the date of the requested Swingline Loan advance (which shall be a Business
                   Day), (C) the principal amount of the Swingline Loan advance requested and (D) the purpose for which the requested
                   Swingline Loan will be used by the Borrower. Each Swingline Loan shall be made as a Base Rate Loan and shall have such maturity date (which maturity date shall not be a date more than three (3) Business Days from the date of advance thereof) as the Swingline Lender and the Borrower shall agree upon receipt by the Swingline Lender of any such notice from the Borrower. The Swingline Lender shall initiate the transfer of funds representing the Swingline Loan advance to the Borrower by 3:00 P.M. on the Business Day of the requested borrowing.

               (ii)Minimum  Amounts.  Each  Swingline Loan advance shall be in a minimum principal amount of $500,000 and in integral multiples of $250,000 in excess thereof (or the remaining amount of the Swingline Committed Amount, if less).

               (iii) Repayment of Swingline  Loans.  The principal amount of all
                   Swingline  Loans  shall be due and  payable on the earlier of
                   (A) the maturity date agreed to by the Swingline Lender and the Borrower with respect to such Loan (which maturity date shall not be a date more than three (3) Business Days from the date of advance thereof) and (B) the Maturity Date, at which time the Borrower shall be deemed to have requested a Revolving Loan borrowing (which deemed request for a Revolving Loan borrowing shall constitute a representation and warranty by the Credit Parties of the correctness of the matters specified in subsections (b), (c), (d), (e) and (f) of Section 5.2) in the amount of the maturing Swingline Loan, the proceeds of which will be used to repay such Swingline Loan. The Swingline Lender may, at any time, in its sole discretion, by written notice to the Borrower and the Lenders, demand repayment of its Swingline Loans by way of a Revolving Loan advance, in which case the Borrower shall be deemed to have requested a Revolving Loan advance (which deemed request for a Revolving Loan borrowing shall constitute a representation and warranty by the Credit Parties of the correctness of the matters specified in subsections (b), (c), (d), (e) and (f) of Section 5.2) comprised solely of Base Rate Loans in the amount of such
                   Swingline Loans; provided, however, that any such demand shall be deemed to have been given one Business Day prior to the Maturity Date and on the date of the occurrence of any Event of Default described in Section 9.1 and upon acceleration of the Indebtedness hereunder and the exercise of remedies in accordance with the provisions of Section 9.2. Each Lender hereby irrevocably agrees to make its pro rata share of each such Revolving Loan in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (I) the amount of such borrowing may not comply with the minimum amount for advances of Revolving Loans otherwise required hereunder, (II) whether any conditions specified in Section 5.2 are then satisfied, (III) whether a Default or an Event of Default then exists, (IV) failure of any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (V) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or (VI) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. Notwithstanding the preceding sentence, in the event that the Swingline Lender funds a Swingline Loan hereunder when the officers of the Swingline Lender directly involved with the credit facilities available to the Borrower under this Credit Agreement have actual knowledge that a monetary Event of Default or material Event of Default (which, without limitation and for the avoidance of doubt shall include any violation of any provisions of Sections 7.11, 8.1, 8.3, 8.2, 8.4, 8.7, 8.8 and 8.13) has occurred and is continuing, the Lenders shall have the option but not the obligation to make Revolving Loans to fund their ratable shares of such Swingline Loan as contemplated herein. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower or any other Credit Party), then each Lender hereby agrees that it shall (except to the extent it would not be required to fund its ratable share of a Swingline Loan pursuant to the preceding two sentences) forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such Participations Interest in the outstanding Swingline Loans as shall be necessary to cause each such Lender to share in such Swingline Loans ratably based upon its Commitment Percentage of the Revolving Committed Amount (determined before giving effect to any termination of the Commitments pursuant to Section 9.2), provided that (A) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective Participation Interest is purchased and (B) at the time any purchase of Participation Interests pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Swingline Lender, to the extent not paid to the Swingline Lender by the Borrower in accordance with the terms of subsection (c)(ii) below, interest on the principal amount of Participation Interests purchased for each day from and including the day upon which such borrowing would otherwise have occurred to but excluding the date of payment for such Participation Interests, at the rate equal to the Federal Funds Rate.

      (c)  Interest on Swingline Loans.

               (i) Interest.  Subject to the  provisions  of Section  3.1,  each
                   Swingline Loan shall bear interest at a per annum rate (computed on the basis of the actual number of days elapsed over a year of 365/366 days, as appropriate) equal to the Adjusted Base Rate.

               (ii)Payment of  Interest.  Interest on  Swingline  Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein), unless accelerated sooner pursuant to Section 9.2.

      (d) Swingline Note. The Swingline Loans shall be evidenced by a duly executed promissory note of the Borrower to the Swingline Lender in an original principal amount equal to the Swingline Committed Amount substantially in the form of Exhibit I.



                                   ARTICLE III

                            GENERAL CREDIT PROVISIONS

Section 3.1       Default Rate.

         Upon the occurrence, and during the continuance, of an Event of Default, (i) the principal of and, to the extent permitted by law, interest on the Loans (once past due) and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 4% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then the Default Rate) and (ii) the Standby Letter of Credit Fee and the Trade Letter of Credit Fee shall accrue at a per annum rate 4% greater than the rate which would otherwise be applicable.

Section 3.2       Prepayments.

      (a)  Voluntary.

               (i) Subject  to  Section  3.15  and  the   mandatory   prepayment
                   provisions set forth in Section 3.2(b), the Borrower may prepay any Revolving Loans and Bridge Loans (but not Swingline Loans) at any time without premium or penalty. The Borrower shall give the Administrative Agent at least 3 Business Days prior written notice of the prepayment of any Eurodollar Loan and at least 1 Business Day prior written notice of the prepayment of any Base Rate Loan, provided, however, that (A) each partial prepayment of Loans shall be in a minimum principal amount of $1,000,000 and integral multiples of $500,000 in excess thereof (or, if less, the then remaining principal balance of the Revolving Loans or Bridge Loans, as applicable) and (B) Borrower may not prepay any Revolving Loan or any Bridge Loan until all amounts due pursuant to any Swingline Loan have been paid in full.

               (ii)Notwithstanding  any  direction  from  the  Borrower  to  the contrary,  prepayments  made  by  the  Borrower  pursuant  to
                   Section 3.2(a)(i) shall be applied as follows: (A) prior to the Significant Capital Event, first, to the Revolving Loans and LOC Obligations pro rata and second, to the Bridge Loans pro rata and (B) following the Significant Capital Event, after allocation between the outstanding Revolving Loans in the aggregate and outstanding Bridge Loans in the aggregate, on a pro rata basis, to the Lenders' Revolving Loans on a pro rata basis and to the Bridge Loans on a pro rata basis.

      (b)  Mandatory Prepayments.

               (i) (A) Revolving  Committed Amount.  If, at any time, the sum of the aggregate outstanding principal amount of Revolving Loans plus the aggregate principal amount of outstanding Swingline Loans plus LOC Obligations shall exceed the Revolving Committed Amount or the Borrowing Base Amount for such date, the Borrower shall immediately make payment on the Loans and/or to the Collateral Account, in an amount equal to such excess.

                           (B) Bridge Loan Committed Amount. If, at any time, the sum of the outstanding principal amount of Bridge Loans exceeds the Bridge Loan Committed Amount, the Borrower shall immediately make payment on the Bridge Loans in an amount equal to such excess.

                           (C) LOC Committed Amount. If, at any time, the sum of the aggregate principal amount of LOC Obligations shall exceed the LOC Committed Amount, the Borrower immediately shall cash collateralize the LOC Obligations in an amount equal to such excess.

               (ii) Prepayments From Certain Events.

                           (A) Included Asset Pool Dispositions. Immediately upon the occurrence of any Asset Disposition with respect to any assets constituting any portion of the Included Asset Pool, the Borrower shall prepay the Obligations in an aggregate amount equal to 100% of the Net Cash Proceeds of such Asset Disposition if, after giving effect to such Asset Disposition and the addition or replacement of any assets as contemplated in Sections 7.20 and 8.19, the Borrower is not in compliance with the covenants set forth herein (including, without limitation, Section 7.23) . Amounts prepaid pursuant to this Section 3.2(b)(ii)(A) shall be applied first, to the Revolving Loans (and after all Revolving Loans have been paid), second, to Swingline Loans (and after all Swingline Loans have been paid), third, to the Collateral Account in an amount equal to the then outstanding Letters of Credit and fourth, to the Bridge Loans.

                           (B) Significant Asset Dispositions. Immediately upon the occurrence of any Significant Asset Disposition occurring prior to or on the date of the repayment in full of the Bridge Loans, the Borrower shall prepay the Obligations in an aggregate amount equal to 100% of the Net Cash Proceeds of such Significant Asset Disposition. Amounts prepaid pursuant to this Section 3.2(b)(ii)(B) shall, (1) to the extent such proceeds result from the sale of any assets constituting any portion of the Included Asset Pool, be applied first, to the Revolving Loans (and after all Revolving Loans have been paid), second, to Swingline Loans (and after all Swingline Loans have been paid), third, to the Collateral Account in an amount equal to the then outstanding Letters of Credit and fourth, to the Bridge Loans and (2) to the extent such proceeds do not result from the sale of any assets constituting any portion the Included Asset Pool, be applied first, to Bridge Loans (and after all Bridge Loans have been paid), second, if the Significant Capital Event has not occurred, to Revolving Loans (and after all Revolving Loans have been paid), third, if the Significant Capital Event has not occurred, to Swingline Loans, and fourth, if the Significant Capital Event has not occurred, to the Collateral Account.

                           (C) Equity Issuances. Immediately upon receipt by any Combined Party of proceeds from any Equity Issuance of such Combined Party occurring prior to or on the date of the repayment in full of the Bridge Loans (other than an Excluded Equity Issuance), the Borrower shall prepay the Obligations in an aggregate amount equal to 100% of the Net Cash Proceeds of such Equity Issuance. Amounts prepaid pursuant to this Section 3.2(b)(ii)(C) shall be applied first, to Bridge Loans (and after all Bridge Loans have been paid), second, if the Significant Capital Event has not occurred, to Revolving Loans (and after all Revolving Loans have been paid), third, if the Significant Capital Event has not occurred, to the Swingline Loans, and fourth, if the Significant Capital Event has not occurred, to the Collateral Account.

                           (D) Debt Issuances. Immediately upon receipt by any Combined Party of proceeds from any Debt Issuance of such Combined Party occurring prior to or on the date of the repayment in full of the Bridge Loans, the Borrower shall prepay the Obligations in an aggregate amount equal to 100% of the Net Cash Proceeds of such Debt Issuance. Amounts prepaid pursuant to this Section 3.2(b)(ii)(D) shall be applied first, to Bridge Loans (and after all Bridge Loans have been paid), second, if the Significant Capital Event has not occurred, to Revolving Loans (and after all Revolving Loans have been paid), third, if the Significant Capital Event has not occurred, to the Swingline Loans, and fourth, if the Significant Capital Event has not occurred, to the Collateral Account.

                           (E) Casualty and Condemnation Events. Subject to the rights of tenants under any applicable lease, immediately upon the occurrence of any event requiring application of any insurance proceeds to the prepayment of the Obligations pursuant to Section 7.6(b), the Borrower shall prepay the Loans in the amount required by such Section 7.6(b). Amounts prepaid pursuant to this Section 3.2(b)(ii)(E) shall be applied first, to the Revolving Loans (and after all Revolving Loans have been paid), second to the Swingline Loans (and after all Swingline Loans have been paid), third to the Collateral Account in an amount equal to the then outstanding Letters of Credit and fourth to the Bridge Loans.

               (iii)  Post-Significant  Capital  Event and  Bridge  Loan  Payoff
                   Prepayments. Immediately upon the receipt by the Borrower or any other Combined Party of any proceeds from any Significant Asset Disposition, Equity Issuance or Debt Issuance from any such transaction occurring after both the Significant Capital Event and the payment of the Bridge Loans in full, the Borrower shall prepay the Obligations in an aggregate amount equal to 100% of the Net Cash Proceeds generated by such Significant Asset Disposition, Equity Issuance or Debt Issuance. Prepayments made pursuant to this Section 3.2(b)(iii) shall be applied first, to the Revolving Loans (and after all Revolving Loans have been paid), second, to the Swingline Loans (and after all Swingline Loans have been paid), third, to the Collateral Account in an amount equal to the then outstanding Letters of Credit and fourth, to all other amounts due and owing from the Borrower or any Credit Party to any Secured Party under this Credit Agreement or the other Credit Document.

      (c) Terms of Prepayments. Within the parameters of the applications set forth above, all prepayments shall be applied first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities. All prepayments made with respect to any grouping of Loans shall be made on a pro rata basis among the Lender Parties participating in such Loans. All prepayments under this Section 3.2(b) shall be subject to Section 3.15. All prepayments made pursuant to this Section 3.2 shall include any interest due with respect to any amount of the Obligations being prepaid. Promptly upon receipt of any notice of prepayment pursuant to this Section 3.2, the Administrative Agent shall give notice thereof to each Lender Party.

Section 3.3       Continuation.

         So long as no Event of Default shall have occurred and be continuing and to the extent permitted in the definition of the term "Interest Period", the Borrower may on any Business Day, with respect to any Eurodollar Loan, elect to maintain such Eurodollar Loan or any portion thereof as a Eurodollar Loan by selecting a new Interest Period for such Eurodollar Loan. Each new Interest Period selected under this Section 3.3 shall commence on the last day of the immediately preceding Interest Period. Each selection of a new Interest Period shall be made by the Borrower giving to the Administrative Agent a Notice of Continuation not later than 11:00 A.M. on the third Business Day prior to the date of any such Continuation. Such notice by the Borrower of a Continuation shall be by telephone or telecopy, confirmed immediately in writing if by telephone, in the form of a Notice of Continuation, (a) specifying (i) the proposed date of such Continuation, (ii) the Eurodollar Loan and portion thereof subject to such Continuation and (iii) the duration of the selected Interest Period, all of which shall be specified in such manner as is necessary to comply with all limitations on Loans outstanding hereunder and (b) containing certifications of the Borrower with respect to the conditions set forth in
Section 5.2 clauses (b) through (f) as set forth in Exhibit D. Each Notice of Continuation shall be irrevocable by and binding on the Borrower once given. Promptly after receipt of a Notice of Continuation, the Administrative Agent shall notify each Lender Party by telecopy or other similar form of transmission of the proposed Continuation. If the Borrower shall fail to select in a timely manner a new Interest Period for any Eurodollar Loan in accordance with this
Section 3.3, such Loan will automatically, on the last day of the current Interest Period therefor, Convert into a Base Rate Loan notwithstanding failure of the Borrower to comply with Section 3.4.

Section 3.4       Conversion.

         So long as no Default or Event of Default shall have occurred and be continuing, the Borrower may on any Business Day, upon the Borrower's giving of a Notice of Conversion to the Administrative Agent, Convert all or a portion of a Loan of one Type into a Loan of another Type. Any Conversion of a Eurodollar Loan into a Base Rate Loan shall be made on, and only on, the last day of an Interest Period for such Eurodollar Loan and, upon Conversion of a Base Rate Loan into a Eurodollar Loan, the Borrower shall pay accrued interest to the date of Conversion on the principal amount so Converted. Each such Notice of Conversion shall be given not later than 12:00 noon on the Business Day prior to the date of any proposed Conversion into Base Rate Loans and on the third Business Day prior to the date of any proposed Conversion into Eurodollar Loans. Promptly after receipt of a Notice of Conversion, the Administrative Agent shall notify each Lender Party by telecopy or other similar form of transmission of the proposed Conversion. Subject to the restrictions specified above, each Notice of Conversion shall be by telephone (confirmed immediately in writing) or telecopy in the form of a Notice of Conversion (a) specifying (i) the requested date of such Conversion, (ii) the Type of Loan to be Converted, (iii) the portion of such Type of Loan to be Converted, (iv) the Type of Loan such Loan is to be Converted into and (v) if such Conversion is into a Eurodollar Loan, the requested duration of the Interest Period of such Loan, and (b) containing certifications of the Borrower with respect to the conditions set forth in
Section 5.2 clauses (b) through (f) as set forth in Exhibit E. Each Notice of Conversion shall be irrevocable by and binding on the Borrower once given.

Section 3.5       Swingline Extension/Conversion.

         Notwithstanding any language to the contrary contained in Sections 3.3 and/or 3.4 hereof, any Loans that are Swingline Loans may not be Continued or Converted.

Section 3.6 Termination and Reduction of Revolving Committed Amount/Total Committed Amount.

      (a) Voluntary Reductions. Following the Significant Capital Event, the Borrower may from time to time permanently reduce or terminate the Revolving Committed Amount and Total Committed Amount in whole or in part (in minimum aggregate amounts of $10,000,000 or in integral multiples of $1,000,000 in excess thereof (or, if less, the full remaining amount of the then applicable Revolving Committed Amount)) upon five Business Days' prior written notice to the Agent; provided, however, no such termination or reduction shall be made which would cause (i) the sum of the aggregate outstanding principal amount of Revolving Loans plus the aggregate principal amount of outstanding Swingline Loans plus LOC Obligations to exceed the Revolving Committed Amount or the Borrowing Base Amount or (ii) the sum of the aggregate outstanding principal amount of Revolving Loans plus the aggregate principal amount of the outstanding Bridge Loans plus the aggregate principal amount of outstanding Swingline Loans plus LOC Obligations to exceed the Total Committed Amount, unless (in both cases), concurrently with such termination or reduction, the Revolving Loans are repaid to the extent necessary to eliminate such excess. The Agent shall promptly notify each affected Lender of receipt by the Agent of any notice from the Borrower pursuant to this
           Section 3.6(a). Any notices provided by the Borrower pursuant to this
           Section 3.6(a) shall be irrevocable once given and shall be effective only upon receipt of the same by the Administrative Agent.

      (b) Increases in Revolving Committed Amount. Following the Significant Capital Event, the Revolving Committed Amount may be increased to an amount of up to $175,000,000 if (i) the Borrower requests such increase in writing to the Administrative Agent, (ii) the Administrative Agent is able to syndicate the amount of such increase to a financial institution qualifying as an Eligible Assignee, (iii) such increase does not increase the amount of the Revolving Commitment of any Lender without the written consent of such Lender,
           (iv) the Borrower executes new promissory notes reflecting the increase in the Revolving Committed Amount and executes such other amendments to the Credit Documents as are deemed necessary by the Administrative Agent, (v) no Default or Event of Default exists at such time and (vi) the Borrower pays all fees required by the Agent Fee Letters in connection with such increase in the Revolving Committed Amount. All of the terms and conditions of the Credit Documents shall apply to such increased Revolving Committed Amount as if such amount were in effect as of the date hereof.

      (c) Maturity Date. Unless terminated sooner pursuant to Sections 9.2 or 3.6, the Revolving Commitments of the Lenders and the LOC Commitment of the Issuing Lender shall automatically terminate on the Maturity Date.

      (d) General. The Borrower shall pay to the Agent for the account of the Lenders in accordance with the terms of Section 3.8(a), on the date of each termination or reduction of the Revolving Committed Amount, the Unused Fee accrued through the date of such termination or reduction on the amount of the Revolving Committed Amount so terminated or reduced. The Revolving Commitments, once terminated or reduced may not be increased or reinstated. Any reduction in the aggregate amount of the Revolving Commitments shall result in a proportionate reduction (rounded to the next lowest integral multiple of $100,000) in the LOC Committed Amount; provided, however, the LOC Committed Amount shall not be reduced by operation of this sentence to an amount less than the LOC Obligations at such time.

Section 3.7       Expiration or Maturity Date of Letters of Credit Past Maturity
Date.

         If on the Actual Termination Date there are any Letters of Credit outstanding hereunder, the Borrower shall, on the Actual Termination Date, pay to the Administrative Agent for the benefit of the Issuing Lender an amount of money equal to the Stated Amount of such Letter(s) of Credit for deposit into the Collateral Account. If a drawing pursuant to any such Letter of Credit occurs on or prior to the expiration date of such Letter of Credit, the Borrower authorizes the Issuing Lender and the Administrative Agent to use the monies deposited in the Collateral Account to make payment to the beneficiary with respect to such drawing or the payee with respect to such presentment. If no drawing occurs on or prior to the expiration date of such Letter of Credit, the Administrative Agent shall pay to the Borrower (or to whomever else may be legally entitled thereto) the monies deposited in the Collateral Account with respect to such outstanding Letter of Credit on or before the date ten (10) Business Days after (a) the expiration date of such Letter of Credit or, (b) if later, the written request of the Borrower.

Section 3.8       Fees.

      (a) Unused Fee. In consideration of the Revolving Commitments of the Lenders hereunder, the Borrower promises to pay to the Agent for the account of each Lender a fee (the "Unused Fee") equal to one-quarter of one percent (0.25%) per annum times the Unused Revolving Committed Amount. The Unused Fee shall commence to accrue on the Closing Date and shall be due and payable in arrears on the last Business Day of each March, June, September and December (and on any date that the Revolving Committed Amount is reduced and on the Maturity Date) for the immediately preceding quarter (or portion thereof) (each such quarter or portion thereof for which the Unused Fee is payable hereunder being herein referred to as an "Unused Fee Calculation Period"), beginning with the first of such dates to occur after the Closing Date.

      (b)  Letter of Credit Fees.

               (i) Standby  Letter  of  Credit  Fee.  In  consideration  of  the issuance of standby Letters of Credit hereunder, the Borrower promises to pay to the Agent for the account of each Lender a fee (the "Standby Letter of Credit Fee") equal to the Applicable Margin in effect at such time multiplied by each Lender's Revolving Commitment Percentage of the average daily maximum amount available to be drawn under each such standby Letter of Credit computed at a per annum rate for each day from the date of issuance to the date of expiration. The Standby Letter of Credit Fee will be payable quarterly in arrears on the last Business Day of each March, June, September and December for the immediately preceding quarter (or a portion thereof).

               (ii)Trade Letter of Credit Drawing Fee. In  consideration  of the issuance of trade Letters of Credit hereunder, the Borrower promises to pay to the Agent for the account of each Lender a fee (the "Trade Letter of Credit Fee") equal to the Applicable Margin in effect at such time multiplied by each Lender's Revolving Commitment Percentage of the average daily maximum amount available to be drawn under each such trade Letter of Credit computed at a per annum rate for each day from the date of issuance to the date of expiration. The Trade Letter of Credit Fee will be payable quarterly in arrears on the last Business Day of each March, June, September and December for the immediately preceding quarter (or a portion thereof).

               (iii) Issuing  Lender Fees. In addition to the Standby  Letter of
                   Credit Fee payable pursuant to clause (i) above and the Trade Letter of Credit Fee payable pursuant to clause (ii) above, the Borrower promises to pay to the Agent for the account of the Issuing Lender without sharing by the other Lenders (i) a letter of credit fronting fee of one-eighth of one percent (0.125%) on the average daily maximum amount available to be drawn under each Letter of Credit computed at a per annum rate for each day from the date of issuance to the date of expiration (which fronting fee shall be payable quarterly in arrears on the last Business Day of each March, June, September and December for the immediately preceding quarter (or a portion thereof)) and (ii) the customary charges from time to time of the Issuing Lender with respect to the issuance, amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit.

      (c) Agent's Fees. The Borrower promises to pay to the Agent, for its own account, for the account of the Issuing Lender and for the account of Banc of America Securities LLC, as applicable, the fees referred to in the Agent's Fee Letters.

Section 3.9       Capital Adequacy.

         If any Lender Party has determined, after the date hereof, that the adoption or the becoming effective of, or any change in, or any change by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable law, rule or regulation regarding capital adequacy, or compliance by such Lender Party with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender Party's capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender Party could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender Party's policies with respect to capital adequacy), then, upon notice from such Lender Party to the Borrower, the Borrower shall be obligated to pay to such Lender Party such additional amount or amounts as will compensate such Lender Party for such reduction. Each determination by any such Lender Party of amounts owing under this Section shall, absent manifest error, be conclusive and binding on the parties hereto.

Section 3.10      Limitation on Eurodollar Loans.

         If on or prior to the first day of any Interest Period for any Eurodollar Loan:

      (a) the Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

      (b) the Required Lenders determine (which determination shall be conclusive) and notify the Agent that the Eurodollar Rate will not adequately and fairly reflect the cost to any of the Lender Parties of funding Eurodollar Loans for such Interest Period;

then the Agent shall give the Borrower prompt notice thereof, and so long as such condition remains in effect, the Lender Parties shall be under no obligation to make additional Eurodollar Loans, Continue Eurodollar Loans, or to Convert Base Rate Loans into Eurodollar Loans and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Eurodollar Loans or Convert such Eurodollar Loans into Base Rate Loans in accordance with the terms of this Credit Agreement.

Section 3.11      Illegality.

         Notwithstanding any other provision of this Credit Agreement, in the event that it becomes unlawful for any Lender Party or its Applicable Lending Office(s) to make, maintain, or fund Eurodollar Loans hereunder, then such Lender Party shall promptly notify the Borrower thereof and such Lender Party's obligation to make or Continue Eurodollar Loans and to Convert Base Rate Loans into Eurodollar Loans shall be suspended until such time as such Lender Party may again make, maintain, and fund Eurodollar Loans (in which case the provisions of Section 3.13 shall be applicable).

Section 3.12      Requirements of Law.

         If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender Party (or their Applicable Lending Office(s)) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency:

               (i) shall  subject such Lender Party (or its  Applicable  Lending
                   Office) to any tax, duty, or other charge with respect to any Eurodollar Loans, its Notes, Bridge Notes, or its obligation to make Eurodollar Loans, or change the basis of taxation of any amounts payable to such Lender Party (or its Applicable Lending Office) under this Credit Agreement or its Notes or Bridge Notes in respect of any Eurodollar Loans (other than taxes imposed on the overall net income of such Lender Party by the jurisdiction in which such Lender Party has its principal office or such Applicable Lending Office);

               (ii)shall  impose,   modify,  or  deem  applicable  any  reserve,
                   special deposit, assessment, or similar requirement (other than the Eurodollar Reserve Requirement utilized in the determination of the Adjusted Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender Party (or its Applicable Lending Office), including the Revolving Commitment or Bridge Loan Commitment, as applicable, of such Lender Party hereunder; or

               (iii)  shall  impose  on such  Lender  Party  (or its  Applicable
                   Lending Office) or the London interbank market any other condition affecting this Credit Agreement or its Notes or Bridge Notes or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender Party (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Eurodollar Loans or to reduce any sum received or receivable by such Lender Party (or its Applicable Lending Office) under this Credit
Agreement or its Notes or Bridge Notes with respect to any Eurodollar Loans, then the Borrower shall pay to such Lender Party on demand such amount or amounts as will compensate such Lender Party for such increased cost or reduction. If any Lender Party requests compensation by the Borrower under this
Section 3.12, the Borrower may, by notice to such Lender Party (with a copy to the Agent), suspend the obligation of such Lender Party to make or Continue Eurodollar Loans, or to Convert Base Rate Loans into Eurodollar Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.13 shall be applicable); provided that such suspension shall not affect the right of such Lender Party to receive the compensation so requested. Each Lender Party shall promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender Party to compensation pursuant to this
Section 3.12 and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender Party, be otherwise disadvantageous to it. Any Lender Party claiming compensation under this Section 3.12 shall furnish to the Borrower and the Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender Party may use any reasonable averaging and attribution methods.

Section 3.13      Treatment of Affected Loans.

         If the obligation of any Lender Party to make any Eurodollar Loan or to Continue, or to Convert Base Rate Loans into, Eurodollar Loans shall be suspended pursuant to Section 3.10, 3.11 or 3.12 hereof, such Lender Party's Eurodollar Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for such Eurodollar Loans (or, in the case of a Conversion, on such earlier date as such Lender may specify to the Borrower with a copy to the Agent) and, unless and until such Lender Party gives notice as provided below that the circumstances specified in
Section 3.10, 3.11 or 3.12 hereof that gave rise to such Conversion no longer exist:

      (a) to the extent that such Lender Party's Eurodollar Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender Party's Eurodollar Loans shall be applied instead to its Base Rate Loans; and

      (b) all Loans that would otherwise be made or Continued by such Lender Party as Eurodollar Loans shall be made or Continued instead as Base Rate Loans, and all Base Rate Loans of such Lender Party that would otherwise be Converted into Eurodollar Loans shall remain as Base Rate Loans.

If such Lender Party gives notice to the Borrower (with a copy to the Agent) that the circumstances specified in Section 3.10, 3.11 or 3.12 hereof that gave rise to the Conversion of such Lender Party's Eurodollar Loans pursuant to this
Section 3.13 no longer exist (which such Lender Party agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans made by other Lender Parties are outstanding, such Lender Party's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders Parties holding Eurodollar Loans and by such Lender Party are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Revolving Commitments or Bridge Loan Commitments, as applicable.

Section 3.14      Taxes.

      (a) Any and all payments by any Credit Party to or for the account of any Lender Party or the Agent hereunder or under any other Credit Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender Party and the Agent, taxes imposed on its income, and franchise taxes imposed on it (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If any Credit Party shall be required by law to deduct any Taxes from or in respect of any sum payable under this Credit Agreement or any other Credit Document to any Lender or the Agent,
           (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.14) such Lender or the Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Credit Party shall make such deductions, (iii) such Credit Party shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) such Credit Party shall furnish to the Agent, at its address referred to in Section 11.1, the original or a certified copy of a receipt evidencing payment thereof.

      (b) In addition, the Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Credit Agreement or any other Credit Document or from the execution or delivery of, or otherwise with respect to, this Credit Agreement or any other Credit Document (hereinafter referred to as "Other Taxes").

      (c) The Borrower agrees to indemnify each Lender Party and the Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 3.14) paid by such Lender Party or the Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

      (d) Each Lender Party that is not a United States person under Section 7701(a)(30) of the Code, on or prior to the date of its execution and delivery of this Credit Agreement in the case of each Lender Party listed on the signature pages hereof and on or prior to the date on which it becomes a Lender Party in the case of each other Lender Party, and from time to time thereafter if requested in writing by the Borrower or the Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower and the Agent with (i) Internal Revenue Service Form W-8 BEN or W-8 ECI, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender Party is entitled to benefits under an income tax treaty to which the United States is a party which reduces to zero the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Credit Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and/or (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Code), certifying that such Lender Party is entitled to an exemption from tax on payments pursuant to this Credit Agreement or any of the other Credit Documents.

      (e) For any period with respect to which a Lender Party has failed to provide the Borrower and the Agent with the appropriate form pursuant to Section 3.14(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender Party shall not be entitled to indemnification under Section 3.14(a) or 3.14(b) with respect to Taxes imposed by the United States; provided, however, that should a Lender Party, which is otherwise exempt from withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender Party to recover such Taxes.

      (f) If any Credit Party is required to pay additional amounts to or for the account of any Lender Party pursuant to this Section 3.14, then such Lender Party will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender Party, is not otherwise disadvantageous to such Lender Party, as applicable.

      (g) Without prejudice to the survival of any other agreement of the Credit Parties hereunder, the agreements and obligations of the Credit Parties contained in this Section 3.14 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Revolving Commitments and Bridge Loan Commitments hereunder.

Section 3.15      Compensation.

         Upon the request of any Lender Party, the Borrower shall pay to such Lender Party such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense (excluding loss of anticipated profits) incurred by it as a result of:

      (a) any payment, prepayment, or Conversion of a Eurodollar Loan for any reason on a date other than the last day of the Interest Period for such Loan; or

      (b) any failure by the Borrower for any reason (including, without limitation, the failure of any condition precedent specified in
           Article V to be satisfied) to borrow, Convert, Continue, or prepay a Eurodollar Loan on the date for such borrowing, Conversion, Continuation, or prepayment specified in the relevant Notice of Borrowing, prepayment, Notice of Continuation, or Notice of Conversion under this Credit Agreement.

With respect to Eurodollar Loans, such indemnification may include an amount equal to the excess, if any, of (a) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, Converted or Continued, for the period from the date of such prepayment or of such failure to borrow, Convert or Continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, Convert or Continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurodollar Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (b) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. The covenants of the Borrower set forth in this Section 3.15 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Revolving Commitments and Bridge Loan Commitments hereunder.

Section 3.16      Pro Rata Treatment.

Except to the extent otherwise provided herein:

      (a) Loans. Each Revolving Loan, as between the Lenders, each Bridge Loan, as between the Bridge Lenders, each payment or (subject to the terms of Section 3.2) prepayment of principal of any Revolving Loan, as between the Lenders, each Bridge Loan, as between the Bridge Lenders or reimbursement obligations arising from drawings under Letters of Credit, each payment of interest on the Revolving Loan, as between the Lenders, each Bridge Loan, as between the Bridge Lenders or reimbursement obligations arising from drawings under Letters of Credit, each payment of Unused Fees, each payment of the Standby Letter of Credit Fee, each payment of the Trade Letter of Credit Fee, each reduction of the Revolving Committed Amount and each conversion or extension of any Loan, shall be allocated pro rata among the Lenders in accordance with the respective principal amounts of their outstanding Loans of the applicable type and Participation Interests in Loans of the applicable type and Letters of Credit.

      (b) Advances. No Lender Party shall be responsible for the failure or delay by any other Lender Party in its obligation to make its ratable share of a borrowing hereunder; provided, however, that the failure of any Lender Party to fulfill its obligations hereunder shall not relieve any other Lender Party of its obligations hereunder. Unless the Agent shall have been notified by any Lender Party prior to the date of any requested borrowing that such Lender Party does not intend to make available to the Agent its ratable share of such borrowing to be made on such date, the Agent may assume that such Lender Party has made such amount available to the Agent on the date of such borrowing, and the Agent in reliance upon such assumption, may (in its sole discretion but without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent, the Agent shall be able to recover such corresponding amount from such Lender Party. If such Lender Party does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent will promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Agent. The Agent shall also be entitled to recover from the Lender Party or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent at a per annum rate equal to (i) from the Borrower at the applicable rate for the applicable borrowing pursuant to the Notice of Borrowing and (ii) from a Lender Party at the Federal Funds Rate.

Section 3.17      Sharing of Payments.

         The Lenders agree among themselves that, in the event that any Lender shall obtain payment in respect of any Loan, LOC Obligations or any other obligation owing to such Lender under this Credit Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as provided for in this Credit Agreement, such Lender shall promptly purchase from the other Lenders a Participation Interest in such Loans, LOC Obligations and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their respective ratable shares as provided for in this Credit Agreement. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by repurchase of a Participation Interest theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Borrower agrees that any Lender so purchasing such a Participation Interest may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such Participation Interest as fully as if such Lender were a holder of such Loan, LOC Obligations or other obligation in the amount of such Participation Interest. Except as otherwise expressly provided in this Credit Agreement, if any Lender shall fail to remit to the Agent or any other Lender an amount payable by such Lender to the Agent or such other Lender pursuant to this Credit Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Agent or such other Lender at a rate per annum equal to the Federal Funds Rate. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 3.17 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this Section 3.17 to share in the benefits of any recovery on such secured claim.

Section 3.18      Payments, Computations, Etc.

      (a) Generally. Except as otherwise specifically provided herein, all payments hereunder shall be made to the Agent in Dollars in immediately available funds, without setoff, deduction, counterclaim or withholding of any kind, at the Agent's office specified in
           Schedule 3.18(a) not later than 2:00 P.M. on the date when due. Payments received after such time shall be deemed to have been received on the next succeeding Business Day. The Agent may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Borrower or any other Credit Party maintained with the Agent (with notice to the Borrower or such other Credit Party). The Borrower shall, at the time it makes any payment under this Credit Agreement, specify to the Agent the Loans, LOC Obligations, Fees, interest or other amounts payable by the Borrower hereunder to which such payment is to be applied (and in the event that it fails so to specify, or if such application would be inconsistent with the terms hereof, the Agent shall distribute such payment to the Lender Parties in such manner as the Agent may determine to be appropriate in respect of obligations owing by the Borrower hereunder, subject to the terms of
           Section 3.16(a)). The Agent will distribute such payments to such Lender Parties, if any such payment is received prior to 2:00 P.M. on a Business Day in like funds as received prior to the end of such Business Day and otherwise the Agent will distribute such payment to such Lender Parties on the next succeeding Business Day. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and Fees for the period of such extension), except that in the case of Eurodollar Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day. Except as expressly provided otherwise herein, all computations of interest and fees shall be made on the basis of actual number of days elapsed over a year of 360 days, except with respect to computation of interest on Base Rate Loans which shall be calculated based on a year of 365 or 366 days, as appropriate. Interest shall accrue from and include the date of borrowing, but exclude the date of payment.

      (b) Allocation of Payments After Event of Default. Notwithstanding any other provisions of this Credit Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, subject to clause (c) of this Section 3.18, all amounts collected or received by the Administrative Agent or any Lender Party on account of the Credit Party Obligations or any other amounts outstanding under any of the Credit Documents shall be paid over or delivered as follows:

                  FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Administrative Agent in connection with enforcing the rights of the Lender Parties under the Credit Documents;

                  SECOND, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation, reasonable attorneys' fees) of each of the Lender Parties in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Credit Party Obligations owing to each such Lender Party;

                  THIRD, to payment of any fees owed solely to the Administrative Agent for its own account;

                  FOURTH, to the extent such collected amount is Included Asset Pool Proceeds or proceeds derived from the assignment of any Hedge Agreement entered into in connection with any Revolving Loan then to the payment of (1) the outstanding accrued fees and interest due in connection with the Swingline Loans, (2) the outstanding principal due in connection with the Swingline Loans, (3) the outstanding accrued fees and interest due in connection with the Revolving Loans and LOC Obligations until such amounts are paid in full, (4) the outstanding principal due in connection with the Revolving Loans and LOC Obligations (in inverse order of maturity) until such amounts are paid in full (including the payment or cash collateralization of the outstanding LOC Obligations), (5) the outstanding accrued interest due in connection with the Bridge Loans until such amount is paid in full and (6) the outstanding principal due in connection with the Bridge Loans (in inverse order of maturity) until such amounts are paid in full;

                  FIFTH, to the extent such collected amount is not disbursed pursuant to the above, to the payment of (1) the outstanding accrued fees and interest due in connection with all Credit Party Obligations until such amounts are paid in full and (2) the outstanding principal due in connection with all Credit Party Obligations until such amounts are paid in full (including the payment or cash collateralization of the outstanding LOC Obligations);

                  SIXTH, to all other Credit Party Obligations and other obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "FIFTH" above; and

                  SEVENTH, the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

         In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the Lender Parties, as applicable, shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Revolving Loans, Swingline Loans, Bridge Loans and/or LOC Obligations, as applicable, held by such Lender Party bears to the aggregate then outstanding Revolving Loans, Swingline Loans, Bridge Loans and/or LOC Obligations) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH", "FIFTH" and "SIXTH" above (such pro rata share to be determined individually for each clause (1) through (6) of clause "FOURTH"); and (iii) to the extent that any amounts available for distribution pursuant to clause "SIXTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Administrative Agent in the Collateral Account and applied in accordance with Section 9.7.

      (c) Notwithstanding anything to the contrary contained in clause (b) of this Section 3.18, to the extent the Administrative Agent or any Lender Party collects or receives amounts on account of the Credit Party Obligations or any other amounts outstanding under the Credit Documents and such amounts are collected or received in connection with any Significant Asset Dispositions (other than from the disposition of assets comprising the Included Asset Pool), Equity Issuances and Debt Issuances prior to the repayment in full of the Bridge Loans, such amounts shall be applied, FIRST, to the outstanding accrued interest due in connection with the Bridge Loans until such amount is paid in full, SECOND, to the outstanding principal due in connection with the Bridge Loans (in inverse order of maturity) until such amounts are paid in full and THIRD in the order of priority otherwise set forth in Section 3.18(b). Such application shall otherwise and on all dates following the repayment in full of the Bridge Loans be made in the manner set forth in
           Section 3.18(b).

Section 3.19      Evidence of Indebtedness.

      (a) Each Lender Party shall maintain an account or accounts evidencing each Loan made by such Lender Party to the Borrower from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Credit Agreement. Each Lender Party will make reasonable efforts to maintain the accuracy of its account or accounts and to promptly update its account or accounts from time to time, as necessary.

      (b) The Agent shall maintain the Register pursuant to Section 11.4(e), and a subaccount for each Lender Party, in which Register and subaccounts (taken together) shall be recorded (i) the amount, type and Interest Period of each such Loan hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable to each Lender Party hereunder and (iii) the amount of any sum received by the Agent hereunder from or for the account of any Credit Party and each Lender Party's share thereof. The Agent will make reasonable efforts to maintain the accuracy of the subaccounts referred to in the preceding sentence and to promptly update such subaccounts from time to time, as necessary.

      (c) The entries made in the accounts, Register and subaccounts maintained pursuant to clause (b) of this Section 3.19 (and, if consistent with the entries of the Agent, clause (a)) shall be prima facie evidence of the existence and amounts of the obligations of the Credit Parties therein recorded; provided, however, that the failure of any Lender or the Agent to maintain any such account, such Register or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the Credit Parties to repay the Credit Party Obligations owing to such Lender Party.

Section 3.20.     Usury.

         In no event shall the amount of interest due or payable on the Loans or other Obligations exceed the maximum rate of interest allowed by Applicable Law and, if any such payment is paid by the Borrower or received by any Lender Party, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the respective Lender Party in writing that the Borrower elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the Borrower not pay and the Lender Parties not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under Applicable Law.

Section 3.21.     Agreement Regarding Interest and Charges.

         The parties hereto hereby agree and stipulate that the only charge imposed upon the Borrower for the use of money in connection with this Credit Agreement is and shall be the interest specifically described in Section 2.1(d), 2.2(d) and 2.4(c). Notwithstanding the foregoing, the parties hereto further agree and stipulate that all agency fees, syndication fees, facility fees, letter of credit fees, underwriting fees, default charges, late charges, funding or "breakage" charges, increased cost charges, attorneys' fees and reimbursement for costs and expenses paid by the Administrative Agent or any Lender Party to third parties or for damages incurred by the Administrative Agent or any Lender Party, are charges made to compensate the Administrative Agent or any such Lender Party for underwriting or administrative services and costs or losses performed or incurred, and to be performed or incurred, by the Administrative Agent and the Lender Parties in connection with this Credit Agreement and shall under no circumstances be deemed to be charges for the use of money. Except as expressly agreed otherwise in writing, all charges other than charges for the use of money shall be fully earned and nonrefundable when due.

Section 3.22.     Statements of Account.

         The Administrative Agent will account to the Borrower monthly with a statement of Loans, Letter of Credit, accrued interest and Fees, charges and payments made pursuant to this Credit Agreement and the other Credit Documents, and such account rendered by the Administrative Agent shall be prima facie evidence of the amounts and other matters set forth therein. The failure of the Administrative Agent to deliver such a statement of accounts shall not relieve or discharge the Borrower from any of its obligations hereunder.

Section 3.23.     Defaulting Lenders.

      (a) Generally. If for any reason any Lender Party (a "Defaulting Lender") shall fail or refuse to perform any of its obligations under this Credit Agreement or any other Credit Document to which it is a party within the time period specified for performance of such obligation or, if no time period is specified, if such failure or refusal continues for a period of two (2) Business Days after notice from the Administrative Agent, then, in addition to the rights and remedies that may be available to the Administrative Agent or the Borrower under this Credit Agreement or Applicable Law, such Defaulting Lender's right to participate in the administration of the Loans, this Credit Agreement and the other Credit Documents, including without limitation, any right to vote in respect of, to consent to or to direct any action or inaction of the Administrative Agent or to be taken into account in the calculation of the Required Lenders, shall be suspended during the pendency of such failure or refusal. Upon a Lender Party becoming a Defaulting Lender, the Administrative Agent shall give prompt notice to each other Lender thereof. If a Lender Party is a Defaulting Lender because it has failed to make timely payment to the Administrative Agent of any amount required to be paid to the Administrative Agent hereunder (without giving effect to any notice or cure periods), in addition to other rights and remedies which the Administrative Agent or the Borrower may have under the immediately preceding provisions or otherwise, the Administrative Agent shall be entitled (i) to collect interest from such Defaulting Lender on such delinquent payment for the period from the date on which the payment was due until the date on which the payment is made at the Federal Funds Rate, (ii) to withhold or setoff and to apply in satisfaction of the defaulted payment and any related interest, any amounts otherwise payable to such Defaulting Lender under this Credit Agreement or any other Credit Document and (iii) to bring an action or suit against such Defaulting Lender in a court of competent jurisdiction to recover the defaulted amount and any related interest. Any amounts received by the Administrative Agent in respect of a Defaulting Lender's Loans shall not be paid to such Defaulting Lender and shall be held uninvested by the Administrative Agent and either applied against the purchase price of such Loans under the following subsection (b) or paid to such Defaulting Lender upon the Defaulting Lender's curing of its default.

      (b) Purchase of Defaulting Lender's Commitment. Any Lender Party who is not a Defaulting Lender shall have the right, but not the obligation, in its sole discretion, to acquire all of a Defaulting Lender's Revolving Commitment or Bridge Loan Commitment, as applicable. Any Lender Party desiring to exercise such right shall give written notice thereof to the Administrative Agent no sooner than two (2) Business Days and not later than ten (10) Business Days after such Defaulting Lender became a Defaulting Lender. If more than one Lender Party exercises such right, each such Lender Party shall have the right to acquire an amount of such Defaulting Lender's Revolving Commitment or Bridge Loan Commitment in proportion to the Revolving Commitments or Bridge Loan Commitments (as applicable) of the other Lender Parties exercising such right. If after such 10th Business Day, the Lender Parties have not elected to purchase all of the Revolving Commitment or Bridge Loan Commitment of such Defaulting Lender, then any Eligible Assignee may purchase such Revolving Commitment or Bridge Loan Commitment. None of the Administrative Agent, the Sole Lead Arranger or any of the Lender Parties shall have any obligation whatsoever to initiate any such replacement or to assist in finding an Eligible Assignee. Upon any such purchase, the Defaulting Lender's interest in the Loans and its rights hereunder (but not its liability in respect thereof or under the Credit Documents or this Credit Agreement to the extent the same relate to the period prior to the effective date of the purchase) shall terminate on the date of purchase, and the Defaulting Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest to the purchaser thereof, including an appropriate Assignment and Acceptance Agreement and, notwithstanding
           Section 11.4(d), shall pay to the Administrative Agent an assignment fee in the amount of $5,000. The purchase price for the Revolving Commitment or Bridge Loan Commitment of a Defaulting Lender shall be equal to the amount of the principal balance of the Loans outstanding and owed by the Borrower to the Defaulting Lender. Prior to payment of such purchase price to a Defaulting Lender, the Administrative Agent shall apply against such purchase price any amounts retained by the Administrative Agent pursuant to the last sentence of the immediately preceding subsection (a). The Defaulting Lender shall be entitled to receive amounts owed to it by the Borrower under the Credit Documents which accrued prior to the date of the default by the Defaulting Lender, to the extent the same are received by the Administrative Agent from or on behalf of the Borrower. There shall be no recourse against any Lender Party or the Administrative Agent for the payment of such sums except to the extent of the receipt of payments from any other party or in respect of the Loans. If, prior to a Lender Party's acquisition of a Defaulting Lender's Revolving Commitment or Bridge Loan Commitment pursuant to this subsection, such Defaulting Lender shall cure the event or condition which caused it to become a Defaulting Lender and shall have paid all amounts owing by it hereunder as a result thereof, then such Lender Party shall no longer have the right to acquire such Defaulting Lender's Revolving Commitment or Bridge Loan Commitment.

Section 3.24      Assumptions Concerning Funding of Eurodollar Loans.

         Calculation of all amounts payable to a Lender Party under this Article III shall be made as though such Lender Party had actually funded Eurodollar Loans through the purchase of deposits in the relevant market bearing interest at the rate applicable to such Eurodollar Loans in an amount equal to the amount of the Eurodollar Loans and having a maturity comparable to the relevant Interest Period; provided, however, that each Lender Party may fund each of its Eurodollar Loans in any manner it sees fit and the foregoing assumption shall be used only for calculation of amounts payable under this Article III.


                                   ARTICLE IV

                         GUARANTY AND PLEDGE AGREEMENTS

Section 4.1       Execution and Delivery.

         Contemporaneously with the execution hereof, (a) each of the Guarantors shall execute a Parent Guaranty or Subsidiary Guaranty, as applicable; (b) each of the Parents shall execute and deliver a Pledge Agreement pledging their respective interests in the Borrower and the other entities set forth therein for the benefit of the Secured Parties; and (c) the Borrower shall execute and deliver a Pledge Agreement pledging its interest in each of its Subsidiaries and any other entities set forth therein for the benefit of the Secured Parties.

Section 4.2       Rights of Contribution.

         The Guarantors hereby agree as among themselves that, if any Guarantor shall make an Excess Payment (as defined below), such Guarantor shall have a right of contribution from each other Guarantor in an amount equal to such other Guarantor's Contribution Share (as defined below) of such Excess Payment. The payment obligations of any Guarantor under this Section 4.2 shall be subordinate and subject in right of payment to the Credit Party Obligations until such time as the Credit Party Obligations have been Fully Satisfied, and none of the Guarantors shall exercise any right or remedy under this Section 4.2 against any other Guarantor until such Credit Party Obligations have been Fully Satisfied. For purposes of this Section 4.2, (a) "Excess Payment" shall mean the amount paid by any Guarantor in excess of its Pro Rata Share of any Guaranteed Obligations; (b) "Pro Rata Share" shall mean, for any Guarantor in respect of any payment of Credit Party Obligations, the ratio (expressed as a percentage) as of the date of such payment of Guaranteed Obligations of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of all of the Credit Parties exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Credit Parties hereunder) of the Credit Parties; provided, however, that, for purposes of calculating the Pro Rata Shares of the Guarantors in respect of any payment of Credit Party Obligations, any Guarantor that became a Guarantor subsequent to the date of any such payment shall be deemed to have been a Guarantor on the date of such payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such payment; and (c) "Contribution Share" shall mean, for any Guarantor in respect of any Excess Payment made by any other Guarantor, the ratio (expressed as a percentage) as of the date of such Excess Payment of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of the Credit Parties other than the maker of such Excess Payment exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Credit Parties) of the Credit Parties other than the maker of such Excess Payment; provided, however, that, for purposes of calculating the Contribution Shares of the Guarantors in respect of any Excess Payment, any Guarantor that became a Guarantor subsequent to the date of any such Excess Payment shall be deemed to have been a Guarantor on the date of such Excess Payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such Excess Payment. Notwithstanding the foregoing, all rights of contribution against any Guarantor shall terminate from and after such time, if ever, that such Guarantor shall be relieved of its obligations (i) by virtue of the satisfaction of all of the Credit Party Obligations or (ii) by ceasing to be defined as a Guarantor hereunder.

Section 4.3       Termination and Release.

         The Guaranty Agreements and the Pledge Agreements shall remain in full force and effect pursuant to the respective terms thereof, except to the extent that:

      (a) the Guaranty Agreements executed by the Net Lease Subsidiary and CNL Funding 2000-A, Inc. and the Pledge Agreement executed by CNL Funding 2000-A, Inc. shall be immediately released by the Collateral Agent upon the completion of a Term Securitization with respect to the assets of such Subsidiary generating Net Proceeds equal to or exceeding $175,000,000; provided, that such Subsidiary shall immediately transfer the Net Proceeds generated from the Term Securitization to the Borrower in the form of a dividend, distribution or other transfer from such Subsidiary;

      (b) any Subsidiary Guaranty executed by any other Subsidiary of the Borrower shall be released by the Collateral Agent upon the completion of any Term Securitization with respect to the assets of such Subsidiary if the Borrower provides the Collateral Agent with evidence satisfactory to the Collateral Agent that the Borrower and, to the extent required hereunder, the Combined Parties will, following such release, be in pro forma compliance with the covenants set forth herein; or

      (c) the Collateral Agent delivers to any Guarantor written confirmation of the release of such Guarantor from its obligations under its respective Guaranty Agreement.


                                    ARTICLE V

                                   CONDITIONS

Section 5.1       Closing Conditions.

         The obligation of the Lender Parties to enter into this Credit Agreement and to effect or permit the occurrence of the first Credit Event hereunder (including the refinancing of the Indebtedness of the Borrower under the Existing Credit Agreement), shall be subject to satisfaction of the following conditions (each in manner and substance satisfactory to the Administrative Agent):

     (a) Executed Credit Documents. Receipt by the Agent of duly executed copies of: (i) this Credit Agreement, (ii) the Notes and Bridge Notes,
          (iii) the Collateral Documents, and (iv) all other Credit Documents.

     (b) Corporate Documents. Receipt by the Agent of the following (each in form and substance acceptable to the Administrative Agent):

               (i) Charter Documents.  Copies of the articles or certificates of incorporation, certificate of limited partnership, partnership or limited partnership agreements, articles of organization or other charter documents of each Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Closing Date.

               (ii)Bylaws. A copy of the bylaws or corresponding  organizational documents of each Credit Party certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Closing Date.

               (iii)  Resolutions.   Copies  of  resolutions  of  the  board  of
                   directors, general partner(s), managing partner(s), managing member(s) or similar governing entity/body of each Credit Party approving and adopting the Credit Documents to which it is a party, the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary of such Credit Party to be true and correct and in force and effect as of the Closing Date.

               (iv)Good  Standing.  Copies  of  certificates  of good  standing, existence or its equivalent with respect to each Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of incorporation.

               (v) Incumbency.   Incumbency  certificates  of  (i)  the  general
                   partner of the Borrower signed by the Secretary or Assistant Secretary of the general partner of the Borrower with respect to each of the officers of the general partner of the Borrower authorized to execute and deliver the Credit Documents to which the Borrower is a party and the officers of the general partner of the Borrower then authorized to deliver Notices of Borrowing, Notices of Continuation and Notices of Conversion and to request the issuance of Letters of Credit; and (ii) each other Credit Party as to each of the officers of such Credit Party authorized to execute and deliver the Credit Documents to which such Credit Party is a party and certified by a secretary or assistant secretary to be true and correct as of the Closing Date.

     (c)  Opinions of Counsel. The Agent shall have received, in each case dated
          as  of  the  Closing  Date  and  in  form  and  substance   reasonably
          satisfactory to the Agent:

               (i) a legal opinion of Lowndes,  Drosdick, Doster, Kantor & Reed,
                   P.A., as lead facility general counsel for the Credit Parties addressed to the Administrative Agent, the Issuing Lender, the Sole Lead Arranger and the Lenders, substantially in the form set forth in Exhibit R; and

               (ii)a legal  opinion  of  special  local  counsel  for the Credit
                   Parties for each State listed on Schedule 5.1(c)(ii) and addressed to the Administrative Agent, the Issuing Lender, the Sole Lead Arranger and the Lenders, substantially in the form set forth in Exhibit T.

     (d)  Personal Property Collateral. The Agent shall have received:

               (i) searches   of  Uniform   Commercial   Code   filings  in  the
                   jurisdiction of the chief executive office of each Credit Party owning any portion of the tangible personal property Collateral and each jurisdiction where any tangible personal property Collateral is located or where a filing would need to be made in order to perfect the Agent's security interest in the tangible personal property Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;

               (ii)duly executed UCC financing  statements for each  appropriate jurisdiction as is necessary, in the Agent's sole discretion, to perfect the Agent's security interest in the Collateral;

               (iii) all certificates  evidencing any certificated Capital Stock pledged to the Agent pursuant to any Pledge Agreement, together with duly executed in blank, undated stock powers attached thereto;

               (iv)duly  executed  notices of grant of security  interest as are necessary, in the Agent's sole discretion, to perfect the Agent's security interest in the Collateral;

               (v) all instruments and chattel paper in the possession of any of the Credit Parties, together with allonges or assignments as may be necessary or appropriate to perfect the Agent's security interest in the Collateral;

               (vi)duly executed consents as are necessary,  in the Agent's sole discretion, to perfect the Agent's security interest in the Collateral;

               (vii) in the case of any tangible  personal  property  Collateral located at a premises leased by a Credit Party, such estoppel letters, consents and waivers from the landlords on such real property as may be required by the Agent; and

               (viii) A copy  of (x)  each  of the  documents,  instruments  and agreements  evidencing any of the  Indebtedness  described on
                   Schedule 6.33; (y) each Material Contract and (z) each of the documents, instruments and agreements evidencing any of the transactions described on Schedule 8.13, in each case certified as true, correct and complete by the chief executive officer or chief financial officer of each of the Parents.

     (e) Real Property Collateral. The Agent shall have received, in form and substance reasonably satisfactory to the Agent:

               (i) with  respect to each of the Real  Properties  designated  in
                   Part I of Schedule 6.33, fully executed and notarized (A) Mortgage Instruments or Assignments of Mortgages, as applicable, and (B) Assignments of Leases or Assignments of Assignments of Leases, in each case in recordable form and encumbering any interest of any Credit Party in such Real Properties;

               (ii)in the case of each real property  leasehold  interest of any
                   Credit Party constituting Mortgaged Property evidence that the applicable lease, a memorandum of lease with respect thereto, or other evidence of such lease in form and substance reasonably satisfactory to the Agent, can, upon the request of the Lenders pursuant to Section 7.20, be properly recorded in all places to the extent necessary or desirable, in the reasonable judgment of the Agent, so as to enable the Mortgage Instrument encumbering such leasehold interest to effectively create a valid and enforceable first priority lien (subject to Permitted Liens and required landlord consents) on such leasehold interest in favor of the Agent (or such other Person as may be required or desired under local law) for the benefit of Lenders;

               (iii) maps or plats of an  as-built  survey  of the  sites of the real property covered by the Mortgage Instruments;

               (iv)evidence of title  insurance  policies issued with respect to each of the Mortgaged Properties (the "Mortgage Policies"), along with title update letters for each policy dated as of a date later than thirty (30) days prior to the date hereof, such policies to be in amounts not less than the respective amounts designated in Part I of Schedule 6.33 with respect to any particular Mortgaged Property; and

               (v) evidence as to (A) whether  any  Mortgaged  Property is in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards (a "Flood Hazard Property") and (B) if any Mortgaged Property is a Flood Hazard Property, (1) whether the community in which such Mortgaged Property is located is participating in the National Flood Insurance Program, (2) the applicable Credit Party's written acknowledgment of receipt of written notification from the Agent (a) as to the fact that such Mortgaged Property is a Flood Hazard Property and (b) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (3) copies of insurance policies or certificates of insurance of the Combined Parties evidencing flood insurance satisfactory to the Agent and naming the Agent as sole loss payee on behalf of the Lenders under a standard mortgagee endorsement.

     (f)  Umbrella  Insurance.  The  Agent  shall  have  received  copies of all
          "umbrella" insurance policies held by the Combined Parties with respect to the Underlying Assets, and each such policy shall name the Administrative Agent (on behalf of the Lender Parties) as an additional insured or sole loss payee under a standard mortgagee endorsement, as applicable.

     (g) Officer's Certificates. The Agent shall have received a certificate or certificates executed by an Executive Officer of the Borrower as of the Closing Date, in the form of Exhibit J and otherwise satisfactory to the Agent, (i) stating that (A) each Credit Party is in compliance with all existing financial obligations (whether pursuant to the terms and conditions of this Credit Agreement or otherwise), (B) all governmental, shareholder and third party consents and approvals, if any, with respect to the Credit Documents and the transactions contemplated thereby have been obtained, (C) no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental instrumentality that purports to affect any Credit Party or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding could have a Material Adverse Effect, (D) all Mortgage Instruments, Assignments of Mortgages, Assignments of Leases and Assignments of Assignments of Leases set forth in Part I of Schedule 6.33 and have been properly executed and notarized as required herein, (E) the Borrower and the Combined Parties have obtained all insurance required by Section 7.6 hereof, (F) immediately prior to and following the transactions contemplated herein, each of the Credit Parties shall be Solvent, and (G) immediately after the execution of this Credit
          Agreement and the other Credit Documents, (1) no Default or Event of Default exists and (2) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects, (ii) certifying the amount estimated in good faith to be the Recording Amount as of such date, (iii) certifying that both
          (a) the value of the Included Asset Pool and (B) the Adjusted Net Capitalization exceeds $175,000,000, (iv) certifying that each parcel of Real Property listed on Part I of Schedule 6.33 is subject to an Eligible Net Lease Asset that is not in default, (v) certifying the value of each of the Real Properties set forth on Schedule 6.33, (vi) certifying that each Credit Party is qualified and in good standing in each jurisdiction in which the failure to so qualify and be in good standing could have a Material Adverse Effect and (vii) certifying that the Combined Parties have paid all corporate or franchise taxes due and owing as of the date hereof.

     (h) Fees and Expenses. Payment by the Credit Parties to the Agent of all fees and expenses relating to the preparation, execution and delivery of this Credit Agreement and the other Credit Documents which are due and payable on the Closing Date, including, without limitation, payment to the Agent of the fees set forth in the Agent's Fee Letters, attorneys' fees, consultants' fees, travel expenses and all fees and expenses associated with the due diligence done in connection with and the preparation of documentation with respect to the Mortgaged Properties or other Collateral.

     (i) Financial Statements. Receipt by the Administrative Agent and the Lender Parties of (i) the consolidated financial statements of APF (including balance sheets and income and cash flow statements) for the calendar quarter ended March 31, 2000, (ii) a pro forma covenant compliance certification stating that, on the basis of income statement items and Capital Expenditures for the 12-month period ending on the last day of the calendar quarter ending as of June 30, 2000 and after giving effect to the Credit Documents, the Credit Parties will be in compliance during such quarter with each of the covenants set forth in Sections 7.11, 7.18, 7.24, 8.1, 8.3, 8.4, 8.7,
          8.8, 8.10 and 8.14, and (iii) such other information relating to the Borrower and/or Combined Parties as the Administrative Agent may reasonably require in connection with the structuring and syndication of credit facilities of the type described herein.

     (j) Consents/Approvals. The Borrower, the Parents and the other Subsidiaries shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (1) any Applicable Law or (2) any agreement, document or instrument to which any Credit Party is a party or by which any of them or their respective properties is bound, except for such approvals, consents, waivers, filings and notices the receipt, making or giving of which would not reasonably be likely to (A) have a Material Adverse Effect, or (B) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect the ability of the Borrower or any other Credit Party to fulfill its respective obligations under the Credit Documents to which it is a party.

     (k) Material Adverse Effect. No material adverse change shall have occurred since December 31, 1999 in the condition (financial or otherwise), business, assets, operations, management or prospects of
          (i) the Borrower or (ii) the Parents and their Combined Parties taken as a whole.

     (l) Litigation. There shall not exist any pending or threatened action, suit, investigation or proceeding against a Combined Party that could reasonably be expected to have a Material Adverse Effect.

     (m) Indebtedness Under Existing Credit Agreement. Receipt by the Administrative Agent of evidence that (i) the Existing Credit Agreement shall have been terminated in connection with its restatement herein, (ii) all obligations under the Existing Credit Agreement have been paid in full or purchased by Lenders under this Credit Agreement in connection with the restatement of the Existing Credit Agreement and (iii) evidence of the release of all guaranties given in connection with the Existing Credit Agreement.

     (n) Interest Rate Protection. Receipt by the Agent of copies of (i) one or more Hedge Agreements meeting the requirements set forth in Section
          7.18 and (ii) an executed Assignment of Hedge Agreement with respect to each Hedge Agreement entered into the Borrower in connection with the Borrower's Indebtedness hereunder.

     (o) Environmental Reports. Receipt by the Agent of copies of the most recent environmental reports or assessments in the possession of the Borrower or any other Combined Party with respect to the environmental condition of each of the Underlying Assets and any other earlier or supplemental reports or assessments in the possession of the Borrower or any other Combined Party requested by the Administrative Agent in connection therewith.

     (p) Corporate Organization; Borrower's Subsidiaries. Receipt by the Administrative Agent of evidence, satisfactory to the Administrative Agent, (i) that the Parents are both Wholly Owned Subsidiaries of APF and that FINCo has been separated from the Parents and the other Combined Parties in a manner satisfactory to the Agent, (ii) that each of APF and the Combined Parties are properly organized and existing in the proper form and in accordance with the laws of their respective states of organization and that APF qualifies as a REIT, and that each of the Combined Parties are established as Qualified REIT Subsidiaries and shall continue to maintain such status following the execution of the Credit Documents, (iii) of (A) the creation of a B-Piece Subsidiary required to "upstream" all cash flow to the Borrower and to refrain from incurring liabilities, obligations or indebtedness on more than 35% of the Value of the assets held in such B-Piece Subsidiary, (B) the execution and delivery of a Subsidiary Guaranty Agreement by such B-Piece Subsidiary, (C) the execution and delivery by Borrower of a Pledge Agreement with respect to such B-Piece Subsidiary, (D) the creation of a Net Lease Subsidiary required to "upstream" all cash flow to the Borrower, (E) the transfer of approximately $47,000,000 of triple net leased assets from APF to the Net Lease Subsidiary, (F) the execution and delivery of a Subsidiary Guaranty Agreement by such Net Lease Subsidiary, (G) the execution and delivery by Borrower of a Pledge Agreement with respect to such Net Lease Subsidiary and (H) the placement of any available Securitization Securities of APF, each of the Parents and the Borrower into the B-Piece Subsidiary and/or the Net Lease Subsidiary in an amount satisfactory to the Administrative Agent and (v) that each of the Borrower, the B-Piece Subsidiary, the Net Lease Subsidiary, the Parents and AffiliateCo are or, within thirty (30) days of the date hereof, shall be managed independently of FINCo, including lacking common identity of boards of directors, managers or equivalent managing bodies other than through common control through APF; provided that, the Administrative Agent shall have the right, in its sole discretion, to determine whether such independent management structure has been established.

     (q) Other. Receipt by the Lender Parties or the Administrative Agent of such other documents, instruments, agreements or information as reasonably requested by any Lender Party or the Administrative Agent, including, but not limited to, additional legal opinions, contribution agreements, corporate resolutions, indemnifications, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership and contingent liabilities of the Combined Parties.

Section 5.2       Conditions to all Extensions of Credit.

         The obligations of each Lender Party to make, convert or extend any Loan and of the Issuing Lender to issue or extend any Letter of Credit (including the initial Loans and the initial Letter of Credit) are subject to satisfaction of the following conditions in addition to satisfaction on the Closing Date of the conditions set forth in Section 5.1:

     (a) The Borrower shall have delivered (i) in the case of any Revolving Loan or Bridge Loan, an appropriate Notice of Borrowing or Notice of Extension/Conversion, (ii) in the case of any Letter of Credit, the Issuing Lender shall have received an appropriate request for issuance in accordance with the provisions of Section 2.3(b) and (iii) in the case of any Swingline Loan, the Administrative Agent shall have received appropriate notice in accordance with Section 2.4(b);

     (b) The representations and warranties set forth in Article VI shall, subject to the limitations set forth therein, be true and correct in all material respects as of such date (except for those which expressly relate to an earlier date) and Part I of Schedule 6.33 shall be updated as of such date;

     (c) There shall not have been commenced against any Combined Party an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed;

     (d) No development or event which has had or could reasonably be expected to have a Material Adverse Effect shall have occurred since December 31, 1999; and

     (e) No Default or Event of Default shall exist and be continuing either prior to or after giving effect thereto; and

     (f) Immediately after giving effect to the making of such Loan (and the application of the proceeds thereof) or to the issuance of such Letter of Credit, as the case may be, (i) the sum of the aggregate outstanding  principal  amount of Revolving  Loans plus the  aggregate principal amount of the outstanding Swingline Loans plus LOC Obligations shall not exceed the Revolving Committed Amount or the Borrowing Base Amount, (ii) the sum of the aggregate outstanding principal amount of Revolving Loans plus the aggregate principal amount of the outstanding Bridge Loans plus the aggregate principal amount of the outstanding Swingline Loans plus LOC Obligations shall not exceed the Total Committed Amount, (iii) the sum of the aggregate outstanding Bridge Loans shall not exceed the Bridge Loan Committed Amount; (iv) the LOC Obligations shall not exceed the LOC Committed Amount; and (v) the aggregate amount of the outstanding Swingline Loans shall not exceed the Swingline Committed Amount.

          The delivery of each Notice of Borrowing, each Notice of Extension, each Notice of Conversion and each request for a Letter of Credit shall constitute a representation and warranty by the Credit Parties of the correctness of the matters specified in subsections (b), (c),
          (d) and (e) above.

Section 5.3       Conditions as Covenants.

         If the Lender Parties effect or permit the occurrence of the first Credit Event hereunder prior to the satisfaction of all conditions precedent set forth in Sections 5.1 and 5.2, the Borrower shall nevertheless cause such condition or conditions to be satisfied within five (5) Business Days after the occurrence of such Credit Event. Unless set forth in writing to the contrary prior to the making of its initial Loan hereunder, the making of its initial Loan by a Lender Party shall constitute a certification by such Lender Party to the Administrative Agent and the other Lender Parties that the Borrower has satisfied the conditions precedent for the occurrence of the initial Credit Event set forth in Sections 5.1 and 5.2.


                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

     The Credit Parties hereby represent to the Agent and each Lender Party that:

Section 6.1       Financial Condition.

     (a) The audited consolidated and consolidating balance sheets and income statements of APF for the calendar years ended December 31, 1998 and December 31, 1999 (including the notes thereto) (i) have been audited by Pricewaterhouse Coopers, (ii) have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby and
          (iii) present fairly (on the basis disclosed in the footnotes to such financial statements) the consolidated financial condition, results of operations and cash flows of APF as of such date and for such periods. The unaudited interim balance sheets of APF as at the end of, and the related unaudited interim statements of earnings and of cash flows for, each calendar month and quarterly period ended after December 31, 1999 and prior to the Closing Date (i) have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby and (ii) present fairly (on the basis disclosed in the footnotes to such financial statements) the consolidated and consolidating financial condition, results of operations and cash flows of the APF as of such date and for such periods. During the period from December 31, 1999 to and including the Closing Date, there has been no sale, transfer or other disposition by any of APF or the Combined Parties of any material part of the business or property of the Combined Parties, taken as a whole, and no purchase or other acquisition by any of them of any business or property (including any Capital Stock of any other Person) material in relation to the consolidated financial condition of the Combined Parties taken as a whole, in each case, which is not reflected in the foregoing financial statements or in the notes thereto and has not otherwise been disclosed in writing to the Lenders on or prior to the Closing Date. As of the Closing Date, the Borrower and its Subsidiaries have no material liabilities (contingent or otherwise) that are not reflected in the foregoing financial statements or in the notes thereto.

     (b) The financial statements delivered pursuant to Section 5.1(i) have been prepared in accordance with GAAP (except as may otherwise be permitted under Section 5.1(i)) and present fairly (on the basis disclosed in the footnotes to such financial statements) the consolidated and consolidating financial condition, results of operations and cash flows of APF (or, if applicable, the New REIT) as of such date and for such periods.

Section 6.2       No Material Change.

         Since December 31, 1999, there has been no development or event relating to or affecting a Combined Party which has had or could have a Material Adverse Effect.

Section 6.3       Organization and Good Standing.

         Each of the Combined Parties (a) is duly organized, validly existing and is in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has the corporate or other necessary power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and (c) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not have a Material Adverse Effect.

Section 6.4       Power; Authorization; Enforceable Obligations.

         Each of the Credit Parties has the corporate or other necessary power and authority, and the legal right, to make, deliver and perform the Credit Documents to which it is a party, and in the case of the Borrower, to obtain extensions of credit hereunder, and has taken all necessary corporate or other necessary action to authorize the borrowings and other extensions of credit on the terms and conditions of this Credit Agreement and to authorize the execution, delivery and performance of the Credit Documents to which it is a party. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Credit Party in connection with the borrowings or other extensions of credit hereunder or with the execution, delivery, performance, validity or enforceability of the Credit Documents to which such Credit Party is a party, except for (i) consents, authorizations, notices and filings described in Schedule 6.4, all of which have been obtained or made or have the status described in such Schedule 6.4 and (ii) filings to perfect the Liens created by the Collateral Documents. This Credit Agreement has been, and each other Credit Document to which any Credit Party is a party will be, duly executed and delivered on behalf of the Credit Parties.
This Credit Agreement constitutes, and each other Credit Document to which any Credit Party is a party when executed and delivered will constitute, a legal, valid and binding obligation of such Credit Party enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

Section 6.5       No Conflicts.

         Neither the execution and delivery of the Credit Documents, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof by such Credit Party will (a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of such Person, (b) violate, contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, the violation of which could have a Material Adverse Effect, or (d) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Credit Documents) upon or with respect to its properties.

Section 6.6       No Default.

         None of the Borrower, the Parents nor any other Subsidiary is in default under its articles or certificate of incorporation, bylaws, partnership agreement or other similar organizational documents, and no event has occurred, which has not been remedied, cured or waived: (i) which constitutes a Default or an Event of Default; or (ii) which constitutes, or which with the passage of time, the giving of notice, a determination of materiality, the satisfaction of any condition, or any combination of the foregoing, would constitute, a default or event of default by the Borrower, the Parents or any other Subsidiary under any agreement (excluding the Credit Documents) or judgment, decree or order to which the Borrower, the Parents or any other Subsidiary is a party or by which the Borrower, the Parents or any other Subsidiary or any of their respective properties may be bound where such default or event of default could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 6.7       Ownership.

         Each Combined Party is the owner of, and has good and marketable title to, all of its respective assets and none of such assets is subject to any Lien other than Permitted Liens.

Section 6.8       Environmental Condition of Underlying Assets.

         Except as disclosed and described in those reports, assessments or notices provided by the Borrower or any Combined Party in connection with
Section 5.1(o), pursuant to Sections 7.1(j) or 7.13, or on Schedule 6.8 attached hereto, to the Borrower's best knowledge:

     (a) Each of the Underlying Assets and all operations at such Underlying Assets are in compliance with all applicable Environmental Laws, there is no violation of Environmental Law, or other condition, requiring Borrower to take any action, including, without limitation, investigation, cleanup, remediation or removal of such violation or condition, under applicable Environmental Laws, and there are no conditions relating to such Underlying Assets or the Businesses that could give rise to liability (including, without limitation, liability to conduct any investigation, removal or remediation of any Hazardous Materials) under any applicable Environmental Laws.

     (b) None of the Underlying Assets contains, or has previously contained, any Hazardous Materials at, on or under such Real Properties in amounts or concentrations that constitute or constituted a violation of, or could give rise to liability under, Environmental Laws.

     (c) No Combined Party has received any written or oral notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Underlying Assets or the businesses conducted thereon, nor does any Executive Officer of any Credit Party have knowledge or reason to believe that any such notice will be received or is being threatened.

     (d) Hazardous Materials have not been transported or disposed of from the Underlying Assets, or generated, treated, stored or disposed of at, on or under any of such Underlying Assets or any other location, in each case by or on behalf of any Combined Party in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law.

     (e) No judicial proceeding or governmental or administrative action is pending or, to the best knowledge of the Executive Officers of the Credit Parties, threatened, under any Environmental Law or relating to any Hazardous Material to which any Combined Party is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Combined Parties, the Underlying Assets or the Businesses.

     (f) There has been no release (as such term is defined for purposes of CERCLA), or threat of release, of Materials of Environmental Concern at or from the Underlying Assets or arising from or related to the operations (including, without limitation, disposal) of any Combined Party in connection with such Underlying Assets or otherwise in connection with the businesses conducted thereon, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.

Section 6.9       Litigation.

         Except as set forth on Schedule 6.9, there are no actions, suits or proceedings pending (nor, to the knowledge of either of the Parents, are there any actions, suits or proceedings threatened, nor is there any basis therefor) against or in any other way relating adversely to or affecting the Borrower, the Parents or any other Subsidiary or any of its respective property in any court or before any arbitrator of any kind or before or by any other Governmental Authority which could reasonably be expected to have a Material Adverse Effect. There are no strikes, slow downs, work stoppages or walkouts or other labor disputes in progress or threatened relating to the Borrower, the Parents or any other Subsidiary which could reasonably be expected to have a Material Adverse Effect.

Section 6.10      Taxes.

         Each Combined Party has filed, or caused to be filed, all tax returns (Federal, state, local and foreign) required to be filed and paid (a) all amounts of taxes shown thereon to be due (including interest and penalties) and
(b) all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing by it, except for such taxes (i) which are not yet delinquent or (ii) that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP. No Credit Party is aware as of the Closing Date of any proposed tax assessments against it or any other Combined Party.

Section 6.11      Compliance with Law.

         Each Combined Party is in compliance with all Requirements of Law and all other laws, rules, regulations, orders and decrees (including without limitation Environmental Laws) applicable to it, or to its properties, unless such failure to comply could not have a Material Adverse Effect. No Requirement of Law could cause a Material Adverse Effect. To the best of Borrower's knowledge after due inquiry of each applicable tenant and inspection of the premises by a representative of the Borrower or as warranted by the tenant, each of the Mortgaged Properties, and the uses of the Mortgaged Properties, are in compliance in all material respects with all applicable laws, regulations and ordinances including without limitation health and environmental protection laws, erosion control ordinances, storm drainage control laws, doing business and/or licensing laws, zoning laws and laws regarding access and facilities for disabled persons including, but not limited to, the Federal Architectural Barriers Act, the Fair Housing Amendments Act of 1988, the Rehabilitation Act of 1973 and the Americans with Disabilities Act of 1990.

Section 6.12      ERISA.

         Except as disclosed and described in Schedule 6.12 attached hereto:

     (a) During the five-year period prior to the date on which this representation is made or deemed made: (i) no ERISA Event has occurred, and, to the best knowledge of the Executive Officers of the Credit Parties, no event or condition has occurred or exists as a result of which any ERISA Event could reasonably be expected to occur, with respect to any Plan; (ii) no "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, has occurred with respect to any Plan;
          (iii) each Plan has been maintained, operated, and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable Federal or state laws; and (iv) no lien in favor of the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

     (b) The actuarial present value of all "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA), whether or not vested, under each Single Employer Plan, as of the last annual valuation date prior to the date on which this representation is made or deemed made (determined, in each case, in accordance with Financial Accounting Standards Board Statement 87, utilizing the actuarial assumptions used in such Plan's most recent actuarial valuation report), did not exceed as of such valuation date the fair market value of the assets of such Plan.

     (c) Neither any Combined Party nor any ERISA Affiliate has incurred, or, to the best knowledge of the Executive Officers of the Credit Parties, could be reasonably expected to incur, any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither any Combined Party nor any ERISA Affiliate would become subject to any withdrawal liability under ERISA if any Combined Party or any ERISA Affiliate were to withdraw completely from all Multiemployer Plans and Multiple Employer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. Neither any Combined Party nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best of the Executive Officers' of the Credit Parties knowledge, reasonably expected to be in reorganization, insolvent, or terminated.

     (d) No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject any Combined Party or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any Combined Party or any ERISA Affiliate has agreed or is required to indemnify any Person against any such liability.

     (e) Neither any Combined Party nor any ERISA Affiliates has any material liability with respect to "expected post-retirement benefit obligations" within the meaning of the Financial Accounting Standards Board Statement 106. Each Plan which is a welfare plan (as defined in Section 3(1) of ERISA) to which Sections 601-609 of ERISA and Section 4980B of the Code apply has been administered in compliance in all material respects of such sections.

     (f) Neither the execution and delivery of this Credit Agreement nor the consummation of the financing transactions contemplated thereunder will involve any transaction which is subject to the prohibitions of Sections 404, 406 or 407 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Code. The representation by the Credit Parties in the preceding sentence is made in reliance upon and subject to the accuracy of the Lenders' representation in Section 11.19 with respect to their source of funds and is subject, in the event that the source of the funds used by the Lenders in connection with this transaction is an insurance company's general asset account, to the application of Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35,925 (1995), compliance with the regulations issued under Section 401(c)(1)(A) of ERISA, or the issuance of any other prohibited transaction exemption or similar relief, to the effect that assets in an insurance company's general asset account do not constitute assets of an "employee benefit plan" within the meaning of Section 3(3) of ERISA or a "plan" within the meaning of Section 4975(e)(1) of the Code.

Section 6.13      Corporate Structure; Capital Stock, Etc.

         As of the Agreement Date, Part I of Schedule 6.13 correctly sets forth the corporate structure and ownership interests of the Parents and their Subsidiaries, including the correct legal name of each Subsidiary of the Parents, the Borrower and each Credit Party, such Subsidiary's jurisdiction of formation, the number of shares of each class of Capital Stock outstanding, the Persons holding equity interests in such Subsidiary, their percentage equity or voting interest in such Subsidiary and the number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto. Except as set forth in such Schedule, as of the Agreement Date: (i) no Subsidiary has issued to any third party any securities convertible into any equity interest in such Subsidiary, or any options, warrants or other rights to acquire any securities convertible into any such equity interest, and (ii) the outstanding Capital Stock of each Combined Party are owned by the Persons indicated on Schedule 6.13 is validly issued, fully paid and non-assessable, and is free and clear of all Liens, warrants, options and rights of others of any kind whatsoever. Neither the Borrower nor the Parents have any foreign Subsidiaries as of the date hereof. As of the Agreement Date, Part II of Schedule 6.13 correctly sets forth all Unconsolidated Affiliates and Preferred Stock Entities of each of the Parents, including the correct legal name of such Person, the type of legal entity which each such Person is, and all ownership interests in such Person held directly or indirectly by either Parent. Other than as set forth in Schedule 6.13 neither the Borrower nor any of its Subsidiaries has outstanding any securities convertible into or exchangeable for its Capital Stock nor does any such Person have outstanding any rights to subscribe for or to purchase or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to its Capital Stock. As of the Agreement Date, Part III of Schedule 6.13 correctly sets forth all Joint Ventures participated in by the Borrower or any Combined Party.

Section 6.14      Governmental Regulations, Etc.

     (a) None of the transactions contemplated by this Credit Agreement (including, without limitation, the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of the Securities Act, the Securities Exchange Act or any of Regulations U and X. If requested by any Lender or the Agent, the Borrower will furnish to the Agent and each Lender a statement, in conformity with the requirements of FR Form U-1 referred to in Regulation U, that no part of the Letters of Credit or proceeds of the Loans will be used, directly or indirectly, for the purpose of "buying" or "carrying" any "margin stock" within the meaning of Regulations U and X, or for the purpose of purchasing or carrying or trading in any securities.

     (b) None of the Combined Parties is (i) an "investment company", or a company "controlled" by "investment company", within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" as defined in, or otherwise subject to regulation under, the Public Utility Holding Company Act of 1935, as amended or (iii) subject to regulation under any other Federal or state statute or regulation which limits its ability to incur Indebtedness.

Section 6.15      Activities in the State of California.

         The Combined Parties do not currently have any business or corporate operations or activities in the State of California except in connection with business activities concerning the leasing, owning, developing or mortgage financing of Real Property and leasehold interests in Real Property.

Section 6.16      Existing Permitted Liens.

         As of the date hereof, there exist no Liens on any of the Underlying Assets except Permitted Liens.

Section 6.17      Intellectual Property.

         Each Combined Party owns, or has the legal right to use, all trademarks, tradenames, patents, copyrights, technology, know-how and processes (the "Intellectual Property") necessary for each of them to conduct its business as currently conducted except for those the failure to own or have such legal right to use could not have a Material Adverse Effect. Set forth on Schedule
6.17 is a list of all Intellectual Property registered with the United States Copyright Office or the United States Patent and Trademark Office and owned by each Combined Party or that any Combined Party has the right to use. Except as provided on Schedule 6.17, no claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Credit Party know of any such claim, and, to the knowledge of the Executive Officers of the Credit Parties, the use of such Intellectual Property by any Combined Party does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not have a Material Adverse Effect.

Section 6.18      Solvency.

         Each Credit Party is Solvent and the execution of this Credit Agreement and the other Credit Documents will not render any of the Credit Parties Insolvent.

Section 6.19      Investments.

         All Investments of each Combined Party are Permitted Investments.

Section 6.20      Title to Properties; Liens.

     (a) Part I of Schedule 6.20 properly sets forth the names and addresses of all Tenants with respect to the Included Asset Pool or under other net leases paying rent by virtue of rent loss insurance and the property with respect to which such payments are being made.

     (b) Part II of Schedule 6.20 properly sets forth, to the Borrower's best knowledge, the names and addresses of all Tenants with respect to the Included Asset Pool or under other net leases who are more than sixty
          (60) days delinquent in paying any real estate taxes due in connection with the lease(s) in which Borrower holds an interest as lessor or assignee of the lessor and the property with respect to which such payments are delinquent.

     (c) Part III of Schedule 6.20 properly sets forth, to the Borrower's knowledge, the names and addresses of all Tenants with respect to the Included Asset Pool or under other net leases who are more than sixty
          (60) days delinquent in paying any franchise, business, intangible, or personal property taxes and the property with respect to which such payments are delinquent.

     (d) Part IV of Schedule 6.20 properly identifies all leases in which Borrower holds an interest as lessor or assignee of the lessor that have been amended, modified, restated or supplemented within the previous twelve (12) calendar months to prevent or cure any delinquency of the lessee thereunder.

Section 6.21      Payment of Corporate and Franchise Taxes.

         Each of the Combined Parties has paid all corporate and franchise taxes due as of the date hereof.

Section 6.22      Existing Secured and Unsecured Indebtedness.

         Part I of Schedule 6.22 is, as of the Agreement Date, a complete and correct listing of all Indebtedness of each of the Parents, the Borrower and the other Subsidiaries, including all guaranties and all letters of credit and acceptance facilities extended to any such Person, and indicating whether such Indebtedness is Secured Indebtedness or Unsecured Indebtedness. As of the Agreement Date, no default or event of default, or event or condition which with the giving of notice, the lapse of time, or both, would constitute such a default or event of default, exists with respect to any such Indebtedness. Part II of Schedule 6.22 is, as of the Agreement Date, a complete and correct listing of all Contingent Obligations of the Borrower and the other Subsidiaries.

Section 6.23      Material Contracts.

         Schedule 6.23 is a true, correct and complete listing of all Material Contracts as of the Agreement Date. No default or event of default, or event or condition which with the giving of notice, the lapse of time, a determination of materiality, the satisfaction of any other condition or any combination of the foregoing, would constitute such a default or event of default, exists with respect to any such Material Contract.

Section 6.24      Collateral/Business Locations.

         Set forth on Part I of Schedule 6.24 is a list of all locations where any tangible personal property of a Combined Party is located as of the Closing Date. Set forth on Part II of Schedule 6.24 is the chief executive office and principal place of business of each Combined Party as of the Closing Date.

Section 6.25      Full Disclosure.

         Neither this Credit Agreement nor any financial statements delivered to the Lender Parties nor any other document, certificate or statement furnished to the Lenders by or on behalf of any Combined Party in connection with the negotiation, preparation or execution of this Credit Agreement or any of the other Credit Documents contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.

Section 6.26      No Burdensome Restrictions.

         No Combined Party is a party to any agreement or instrument or subject to any other obligation or any charter or corporate restriction or any provision of any applicable law, rule or regulation which, individually or in the aggregate, could have a Material Adverse Effect.

Section 6.27      Brokers' Fees.

         No Combined Party has any obligation to any Person in respect of any finder's, broker's, investment banking or other similar fee in connection with any of the transactions contemplated under the Credit Documents.

Section 6.28      Labor Matters.

         There are no collective bargaining agreements or Multiemployer Plans covering the employees of a Combined Party as of the Closing Date and none of the Combined Parties has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five years.

Section 6.29      Affiliate Transactions, Restrictions on Dividend, Etc.

         Except as permitted by Section 8.13, none of the Borrower, the Parents or any other Subsidiary is a party to or bound by any agreement or arrangement (whether oral or written) to which any Affiliate of the Borrower, the Parents or any other Subsidiary is a party. None of the Parents, the Borrower or any other Subsidiary is a party to any agreement or arrangement which contains or imposes encumbrances or restrictions prohibited by Section 8.5(c).

Section 6.30      Status of Combined Parties.

     (a) Each of the B-Piece Subsidiary and the Net Lease Subsidiary (i) are "bankruptcy remote" entities, (ii) are Qualified REIT Subsidiaries and
          (iii) are required by their respective operating agreements, bylaws or other organizational documents to distribute to the Borrower in the form of dividends or otherwise all cash flow generated by such entity to the extent permitted by the terms and conditions of any present or future Term Securitization entered into by such entity.

     (b) The Borrower, the Parents and each of the other Combined Parties are Qualified REIT Subsidiaries and APF is qualified as a REIT. Any affirmation of this representation following the date hereof shall be with respect to APF until the date of the Reorganization and the New REIT following the date of the Reorganization.

Section 6.31      Nature of Business.

         As of the Agreement Date, each Parent, the Borrower and the Subsidiaries thereof are engaged (i) principally in the business of (A) owning, developing, managing and providing secured financing for Real Property assets and similar interests in leasehold property which are owned by or net leased to restaurant operators, (B) ancillary businesses that are incidental to the foregoing and (ii) in activities and businesses that do not violate any agreements, contracts or other arrangements (including, without limitation, non-compete agreements) to which such Person is a party.

Section 6.32      Rabo Facility.

         There has occurred no default or event of default under the Rabo Facility, and the current maturity date of the Borrower's obligations thereunder is October 14, 2002.

Section 6.33      Real Property Interests.

     (a) Part I of Schedule 6.33 properly sets forth all of the Real Property interests (and the Values thereof) held by the Borrower that constitute, as of the date hereof, the Underlying Assets. The Administrative Agent has approved the contents of the Included Asset Pool as of the date hereof. As of the Agreement Date, the appropriate Credit Parties have good and insurable fee simple title (or leasehold title if so designated on such Schedule) to the applicable Real Properties. As of the date hereof, there are no mortgages, deeds of trust, indentures, debt instruments or other agreements creating a Lien against any of such Credit Party's right, title or interest in any such real property or any other property or assets of either Parent, the Borrower or any other Subsidiary except for Permitted Liens.

     (b) The Borrower has executed (i) a Mortgage Instrument or Assignment of Mortgage, as applicable, and (ii) an Assignment of Leases or Assignment of Assignment of Leases, as applicable, with respect to each of the Real Properties set forth in Part I of Schedule 6.33; provided, that, such Assignments of Leases or Assignments of Assignment of Leases may be included in any applicable Mortgage
          Instrument or Assignment of Mortgage and need not be located in a separate document.

     (c) Part II of Schedule 6.33 sets forth each of the Real Properties in which the Borrower has an ownership interest that is not listed in
          Part I of Schedule 6.33 and each of the Real Properties in which each Credit Party has an ownership interest.

     (d) Part III of Schedule 6.33 properly sets forth (i) all Excluded Assets of the Borrower as of the date hereof and (ii) a current statement of accounts receivable of the Borrower that are more than thirty (30) days past due.

Section 6.34      Accuracy and Completeness of Information.

         All written information, reports and other papers and data (excluding financial projections) furnished to the Administrative Agent, the Sole Lead Arranger or any Lender Party by, on behalf of, or at the direction of, the Borrower, either Parent or any other Subsidiary were, at the time the same were so furnished, complete and correct in all material respects, or, in the case of financial statements, present fairly, in all material respects and in accordance with GAAP consistently applied throughout the periods involved, the financial position of the Persons involved as at the date thereof and the results of operations for such periods. All financial projections prepared by or on behalf of either Parent, the Borrower or any other Subsidiary that have been or may hereafter be made available to the Administrative Agent or any Lender Party were or will be prepared in good faith based on reasonable assumptions. No fact is known to either Parent which has had, or may in the future have (so far as such Parent can reasonably foresee), a Material Adverse Effect which has not been set forth in the financial statements delivered in connection with Section 5.1) or in such information, reports or other papers or data or otherwise disclosed in writing to the Administrative Agent and the Lenders prior to the Effective Date.

Section 6.35      Survival of Representations and Warranties, Etc.

         All statements contained in any certificate, financial statement or other instrument delivered by or on behalf of the Borrower, either Parent or any other Subsidiary to the Administrative Agent, the Issuing Agent, the Sole Lead Arranger or any Lender Party pursuant to or in connection with this Credit Agreement or any of the other Credit Documents (including, but not limited to, any such statement made in or in connection with any amendment thereto or any statement contained in any certificate, financial statement or other instrument delivered by or on behalf of the Borrower prior to the Agreement Date and delivered to the Administrative Agent, the Issuing Agent, the Sole Lead Arranger or any Lender Party in connection with closing the transactions contemplated hereby) shall constitute representations and warranties made by the Borrower under this Credit Agreement. All representations and warranties made under this Credit Agreement and the other Credit Documents shall be deemed to be made at and as of the Agreement Date, the Effective Date and at and as of the date of the occurrence of any Credit Event, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically permitted hereunder. All such representations and warranties shall survive the effectiveness of this Credit Agreement, the execution and delivery of the Credit Documents and the making of the Loans and issuance of Letters of Credit.


                                   ARTICLE VII

                              AFFIRMATIVE COVENANTS

         For so long as this Credit Agreement is in effect, unless the Required Lenders (or, if required pursuant to Section 11.5, all of the Lender Parties) shall otherwise consent in the manner set forth in Section 11.5, the Credit Parties shall comply with the following covenants:

Section 7.1       Information Covenants.

         The Credit Parties will furnish, or cause to be furnished, to the Agent and each of the Lender Parties:

     (a) Annual Financial Statements. As soon as available, and in any event within 120 days after the close of each calendar year, (i) a consolidated and consolidating balance sheet and income statement for the Combined Parties, (ii) a balance sheet and income statement for the Borrower and its Subsidiaries and (iii) a consolidated and consolidating balance sheet and income statement for, prior to the Reorganization, APF and, following the Reorganization, the New REIT, each as of the end of such calendar year, together with related consolidated and consolidating statements, as applicable, of retained earnings and cash flows for such calendar year, in each case setting forth in comparative form consolidated and consolidating figures for the preceding calendar year, all such financial information described above to be in reasonable form and detail and audited by independent certified public accountants of recognized national standing reasonably acceptable to the Agent and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified as to the status of APF (or, if applicable, the New REIT), the Combined Parties or the Borrower as going concerns or any other material qualifications or exceptions.

     (b) Quarterly Financial Statements. Commencing with the calendar quarter ending September 30, 2000, as soon as available, and in any event within 75 days after the close of each calendar quarter for each calendar quarter up to and including the calendar quarter ending March 31, 2001 and within 60 days after the close of each calendar quarter for each calendar quarter thereafter, (i) a consolidated and consolidating balance sheet and income statement for the Combined Parties, (ii) a balance sheet and income statement for the Borrower and its Subsidiaries and (iii) a consolidated and consolidating balance sheet and income statement for, prior to the Reorganization, APF and, following the Reorganization, the New REIT, each as of the end of such calendar quarter, together with related consolidated and consolidating statements of retained earnings and cash flows for such calendar quarter, in each case setting forth in comparative form consolidated and consolidating figures for the corresponding period of the preceding calendar year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Agent, and accompanied by a certificate of an Executive Officer of the Borrower to the effect that such quarterly financial statements fairly present in all material respects the financial condition of APF (or, if applicable, the New REIT), the Combined Parties and/or the Borrower, as applicable, and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments.

     (c) Excluded Assets/Past Due Account Receivable. As soon as available, and in any event within ten (10) days after the last day of each calendar quarter, (i) an update of Part III of Schedule 6.33, and (ii) a complete list of all past due accounts receivable of the Parents, the Borrower and their Consolidated Subsidiaries.

     (d) Officer's Certificate. At the time the quarterly or annual financial statements are furnished pursuant to Sections 7.1(a) and (b), and within 5 Business Days of the Administrative Agent's request with respect to any other fiscal period, a certificate substantially in the form of Exhibit K (a "Compliance Certificate") executed by the chief financial officer of each Parent:

                  (i) setting forth in reasonable detail as at the end of such quarterly accounting period (and based on the financial statements delivered for such period), calendar year, or other period, as the case may be, the calculations required to establish whether or not the Parents and the Borrower were in compliance with the covenants or requirements contained in Sections 7.11, 7.12, 7.24, 8.1(c), 8.1(g), 8.3, 8.4(g), 8.4(j), 8.7, 8.8, 8.10, 8.13 (regarding amount of consideration) and 8.14, and the thresholds established in Section 7.20(d) with respect to the covenants contained in Section 7.11, clauses (a), (e) and (f);

                  (ii) stating that, to the best of his or her knowledge, information and belief, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Parents with respect to such event, condition or failure;

                  (iii) updating the Borrower's status with respect to the Rabo Facility, including the outstanding principal balance thereof and interest due thereunder;

                  (iv) updating each part of Schedule 6.33 and restating the representations made in Section 6.33 as of the date of the issuance of such certification; provided that Part I of Schedule 6.33 shall not be altered to delete any Properties listed thereon except to the extent permitted in Section 7.20;

                  (v) updating Schedule 6.13 to accurately reflect the corporate structure, Subsidiaries and the Joint Ventures the Combined Parties are currently involved in and attaching all Joinder Agreements executed pursuant to Section 7.16 during the immediately preceding calendar quarter;

                  (vi) certifying the Borrower's compliance with the covenants contained herein (including, without limitation, those covenants set forth in Sections 7.5, 7.18 and 7.21); and

                  (vii) if there has occurred a material change in the Recording Amount or if there is any material change in the Underlying Assets, updating and re-certifying its good faith estimate of the Recording Amount; provided that any decrease in the Recording Amount reflected in such quarterly certification must be approved, in writing, by the Administrative Agent (such approval not to be unreasonably withheld).

     (e) Updated Budgets/Pro Forma Financial Statements. Not later than March 31 of each calendar year, pro forma financial statements and operating budgets for the Combined Parties.

     (f) Auditor's Reports. Promptly upon receipt thereof, a copy of any other report or "management letter" submitted by independent accountants to any Combined Party in connection with any annual, interim or special audit of the books of such Person.

     (g) Reports/Other Information. Within five (5) days of the transmission, receipt, execution or approval thereof, (i) copies of any filings and registrations with, and reports to or from, the Securities and Exchange Commission, or any successor agency, and copies of all financial statements, proxy statements, notices and reports as any Combined Party shall send to its shareholders or to a holder of any Indebtedness owed by any Combined Party in its capacity as such a holder, (ii) upon the request of the Agent, all reports and written information to and from the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Health and Safety Administration, or any state or local agency responsible for health and safety matters, or any successor agencies or authorities concerning environmental, health or safety matters, (iii) copies of all press releases issued by either Parent or any Subsidiary, (iv) a copy of any amendment to the articles of incorporation, bylaws, partnership agreement, limited partnership agreement, operating agreement or other similar organizational documents of either Parent, the Borrower or any Subsidiary, (v) copies of any Material Contracts entered into by any Credit Party, and (vi) upon request of the Administrative Agent, evidence reasonably satisfactory to the Administrative Agent that (A) either (1) if the Reorganization has not occurred, APF continues to qualify as a REIT or (2) if the Reorganization has occurred, that the New REIT continues to qualify as a REIT and (B) that the Parents, the Borrower and the other Consolidated Subsidiaries continue to maintain their status as Qualified REIT Subsidiaries.

     (h) Notices. Upon any Executive Officer of a Credit Party obtaining knowledge thereof, the Credit Parties will give written notice to the
          Agent:

                  (i) immediately of the occurrence of an event or condition consisting of a Default or Event of Default, specifying the nature and existence thereof and what action the Credit Parties propose to take with respect thereto;

                  (ii) immediately of any event which constitutes or which with the passage of time, the giving of notice, or otherwise, would constitute a default or event of default by either Parent, the Borrower or any other Subsidiary under any Material Contract to which any such Person is a party or by which any such Person or any of its respective properties may be bound;

                  (iii) immediately of any default or event of default, or event or condition which with the giving of notice, the lapse of time, or both, would constitute such a default or event of default, with respect to any Indebtedness of either Parent, the Borrower or any other Subsidiary having an aggregate outstanding principal amount of $1,000,000 or more;

                  (iv) promptly in the event any Credit Party discovers or determines that the Year 2000 Problem has resulted in, or is reasonably expected to result in, a Material Adverse Effect.;

                  (v) within ten (10) days of any change in the chief operating officer, chief executive officer or chief financial officer of any Combined Party;

                  (vi) immediately of any change in the business, properties, condition (financial or otherwise), results of operations, performance or prospects of any Combined Party which has had or could reasonably be expected to have a Material Adverse Effect;

                  (vii) within five (5) days of the filing of any order, judgment or decree in excess of $500,000 against any Combined Party or any of their respective properties or assets;

                  (viii) as soon as practicable and in any event within ten (10) days after any Person becomes a direct or indirect Subsidiary of either Parent, notice of such event setting forth information in reasonable detail describing all of the assets of such Person;

                  (ix) on a quarterly basis of all material insurance claims and proceeds (including those generated from business interruption insurance) with respect to or in connection with any assets included in the calculation of the Unencumbered Asset Value;

                  (x) immediately in the event that any Underlying Asset and/or listed on Part I of Schedule 6.33 to the Borrower's best knowledge becomes an Excluded Asset;

                  (xi) promptly of the proposed Significant Asset Disposition of a Combined Party to any other Combined Party or other Person; and

                  (xii) immediately of the occurrence of any of the following with respect to any Combined Party (X) the pendency or commencement of any litigation, arbitral or governmental proceeding against such Person which if adversely determined is likely to have a Material Adverse Effect or (Y) the institution of any proceedings against such Person with respect to, or the receipt of notice by such Person of potential liability or responsibility for violation, or alleged violation of any Federal, state or local law, rule or regulation, including but not limited to, Environmental Laws, the violation of which could have a Material Adverse Effect.

     (i) ERISA. Upon any Executive Officer of a Credit Party obtaining knowledge thereof, the Credit Parties will give written notice to the Agent promptly (and in any event within five Business Days) of: (i) any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, an ERISA Event;
          (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against the Credit Parties or any ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which any Combined Party or any ERISA Affiliate is required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect thereto; or (iv) any change in the funding status of any Plan that could have a Material Adverse Effect, together with a description of any such event or condition or a copy of any such notice and a statement by an Executive Officer of the Borrower briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by the Credit Parties with respect thereto. Promptly upon request, the Credit Parties shall furnish the Agent and the Lender Parties with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

     (j)  Environmental.

                  (i) Upon the reasonable written request of the Agent based on the Agent's reasonable concern regarding the environmental conditions with respect to any Underlying Asset, the Credit Parties will furnish or cause to be furnished to the Agent, at the Credit Parties' expense, a report of an environmental assessment of reasonable scope, form and depth, (including, where appropriate, invasive soil or groundwater sampling) by a consultant reasonably acceptable to the Agent as to the nature and extent of the presence of any Materials of Environmental Concern on such Real Properties and as to the compliance by any Combined Party with Environmental Laws at such Real Properties. If the Credit Parties fail to deliver such an environmental report within seventy-five (75) days after receipt of such written request then the Agent may arrange for same, and the Combined Parties hereby grant to the Agent and their representatives access to the Real Properties to reasonably undertake such an assessment (including, where appropriate, invasive soil or groundwater sampling). The reasonable cost of any assessment arranged for by the Agent pursuant to this provision will be payable by the Credit Parties on demand and added to the obligations secured by the Collateral Documents.

                  (ii) Within thirty (30) days of the addition of any Underlying Asset to the Included Asset Pool, copies of the most recent environmental reports or assessments in the possession of the Borrower or any Combined Party and any other earlier or supplemental reports or assessments in the possession of the Borrower or any other Combined Party requested by the Administrative Agent in connection therewith.

     (k) Requested Additional Information. From time to time and promptly upon each request, such data, certificates, reports, statements, documents or further information regarding the business, properties, condition (financial or otherwise), results of operations or performance of the Parents, the Borrower, any other Subsidiary (including any Special
          Purpose Entity or any other Excluded Subsidiary), or any Unconsolidated Affiliate, corporate resolutions of any Credit Party, contribution agreements, indemnifications (including environmental), legal opinions and information regarding the Reorganization as the Administrative Agent (or any Lender Party through the Administrative Agent) may reasonably request.

This Section 7.1 and the reporting requirements contained herein shall not be construed so as to allow the Borrower or any other Combined Party to (i) perform or fail to perform any actions required, (ii) maintain or fail to maintain any status required, or (iii) in any way avoid any of their respective obligations under this Credit Agreement or the other Credit Documents.

In the event that any Lender Party requests any documents, reports or other information provided by the Combined Parties to the Collateral Agent or the Administrative Agent pursuant to Articles V, VI, VII and VIII hereof, the Collateral Agent or Administrative Agent, as applicable, shall deliver or otherwise provide such materials to such requesting Lender Party within thirty
(30) days of such request.

Section 7.2       Preservation of Existence and Franchises.

         Except as a result of or in connection with a dissolution, merger or disposition of a Subsidiary not prohibited by Section 8.9 or Section 8.10, each Credit Party will, and will cause each of its Subsidiaries to, do all things necessary to preserve and keep in full force and effect its existence, rights, franchises and authority. Each Combined Party shall remain qualified and in good standing in each jurisdiction in which the failure to so qualify and be in good standing could have a Material Adverse Effect

Section 7.3       Books and Records.

         Each Credit Party will, and will cause each of its Subsidiaries to, keep complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP.

Section 7.4       Compliance with Law.

         Each Credit Party will, and will cause each of its Subsidiaries to, comply with (i) all laws, rules, regulations and orders, and all applicable restrictions imposed by all Governmental Authorities, applicable to it and its Property if noncompliance with any such law, rule, regulation, order or restriction could have a Material Adverse Effect and (ii) all terms and conditions of all Material Contracts to which it is a party.

Section 7.5       Payment of Taxes and Other Indebtedness.

         Each of the Parents and the Borrower will, and will cause each of their respective Subsidiaries to, pay and discharge (a) all taxes (including, without limitation, any corporate or franchise taxes), assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they shall become delinquent, (b) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien upon any of its properties, and (c) except as prohibited hereunder, all of its other Indebtedness as it shall become due; provided, however, that none of the Parents, the Borrower or their respective Subsidiaries shall be required to pay any such tax, assessment, charge, levy, claim or Indebtedness which is being contested in good faith by appropriate proceedings and as to which adequate reserves therefor have been established in accordance with GAAP, unless the failure to make any such payment (i) could give rise to an immediate right to foreclose on a Lien securing such amounts or (ii) could have a Material Adverse Effect.

Section 7.6       Insurance.

     (a) In addition to the requirements of any of the other Credit Documents, the Parents and the Borrower shall maintain, and cause each of their respective Subsidiaries, or with respect to any Real Property leased by the Borrower to a lessee, use its best efforts to cause such lessee, to maintain, insurance with financially sound and reputable insurance companies against such risks and in such amounts as is customarily maintained by Persons engaged in similar businesses or as may be required by Applicable Law, and the Borrower will from time to time deliver to the Administrative Agent upon its request, or to any Lender Party upon request through the Administrative Agent, a detailed list, together with copies of all policies of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby. Not in limitation of the foregoing, each the Parents and the Borrower shall, and shall cause its respective Subsidiaries to, or with respect to any Real Property leased by the Borrower to a lessee, use its best efforts to cause such lessee to, maintain builder's risk insurance during any period of construction and, upon completion, "all risk" insurance in an amount equal to (A) 100% of the replacement cost of the improvements, if any, on at least 85% (determined by number of parcels) of its Real Property assets and (B) 90% of such replacement cost on no more than 15% (determined by number of parcels) of its Real Property assets, in all cases with insurers having an A.M. Best policyholder's rating of not less than A- and financial size category of not less than X (except where any failure to obtain such insurance coverage would not, on a cumulative basis, be likely have or cause a Material Adverse Effect), which insurance shall in any event not provide for materially less coverage than the insurance in effect on the date hereof. The Borrower will deliver to the Lender Parties (i) upon request of any Lender Party through the Administrative Agent from time to time full information as to the insurance carried (ii) within 10 days of receipt of notice from any insurer a copy of any notice of cancellation or material change in coverage from that existing on the date hereof and
          (iii) promptly upon receipt, notice of any cancellation or nonrenewal of coverage by either Parent, the Borrower or any other Subsidiary thereof.

     (b) In the event that the Combined Parties receive Net Cash Proceeds in excess of $25,000,000 in aggregate amount during any calendar year of the Combined Parties ("Excess Proceeds") on account of any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any Property of the Combined Parties (with respect to any Combined Party, an "Involuntary Disposition"), the Credit Parties shall, within the period of 180 days following the date of receipt of such Excess Proceeds if so required, apply (or cause to be applied) an amount equal to such Excess Proceeds to prepay the Loans (and cash collateralize LOC Obligations) in accordance with the terms of Section 3.2(b); provided, however, that such Person shall not undertake replacement or restoration of such Property unless, after giving pro forma effect to any Indebtedness to be incurred in connection with such replacement or restoration, the Credit Parties would be in compliance with the financial covenants set forth in Sections 7.11, 7.12, 7.20, 7.24, 8.1(c), 8.1(g), 8.3, 8.4(g), 8.4(j), 8.7, 8.8, 8.10,
          8.13 (regarding amount of consideration), and 8.14 as of the most recent calendar quarter end preceding the date of determination with respect to which the Administrative Agent has received the Required Financial Information (assuming, for purposes hereof, that such
          Indebtedness was incurred as of the first day of the four calendar-quarter period ending as of such calendar quarter end). All insurance proceeds shall be subject to the security interest of the Collateral Agent (for the benefit of the Lender Parties) under the Collateral Documents. Pending final application of any Excess Proceeds, the Credit Parties may apply such Excess Proceeds to temporarily reduce the Revolving Loans or to make Permitted Investments.

Section 7.7       Maintenance of Property.

         In addition to the requirements of any of the other Loan Documents, the Borrower and the Parent shall (a) protect and preserve, and cause each other Subsidiary, or with respect to any material Real Property Asset leased by the Borrower, any Subsidiary or the Parent to a lessee, use its best efforts to cause such lessee, to protect and preserve, all of its material properties (or any such Real Property Asset in the case of any such lessee), and maintain, or use its best efforts to cause such lessee to maintain, in good repair, working order and condition all tangible properties necessary to their respective operations (or any such Real Property Asset if the case of any such lessee), ordinary wear and tear excepted, and (b) from time to time make, or use its best efforts to cause to be made, all needed and appropriate repairs, renewals, replacements and additions to such properties (or any such Real Property Asset in the case of any such lessee), so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

Section 7.8       Performance of Obligations.

         Each Credit Party will, and will cause each of its Subsidiaries to, perform in all material respects all of its obligations under the terms of all material agreements, indentures, mortgages, security agreements or other debt instruments to which it is a party or by which it is bound.

Section 7.9       Visits and Inspections.

         Each Parent and the Borrower shall permit, and cause each other Subsidiary to permit, representatives or agents of any Lender Party or the
Administrative Agent, from time to time after reasonable prior notice if no Event of Default shall be in continuance, as often as may be reasonably requested, but only during normal business hours, and at the expense of such Lender Party or the Administrative Agent (unless an Event of Default shall be continuing in which case the exercise by the Administrative Agent of its rights under this Section shall be at the expense of the Borrower), as the case may be, to: (a) visit and inspect all properties of the Parents, the Borrower or such other Subsidiary to the extent any such right to visit or inspect is within the control of such Person; (b) inspect and make extracts from their respective books and records, including but not limited to management letters prepared by independent accountants; and (c) discuss with its principal officers, and its independent accountants, its business, properties, condition (financial or otherwise), results of operations and performance. If requested by the Administrative Agent, the Borrower or either Parent, as appropriate, shall execute an authorization letter addressed to its accountants authorizing the Administrative Agent or any Lender Party to discuss the financial affairs of such Parent, the Borrower and any other Subsidiary with its accountants.

Section 7.10      Use of Proceeds/Purpose of Loans and Letters of Credit.

         The Borrower shall use the proceeds of all Loans and use Letters of Credit only for general corporate purposes, including without limitation, (a) to finance the repayment of Indebtedness (both principal and interest) of the Borrower or the Indebtedness of the B-Piece Subsidiary, (b) to fund dividends to either Parent for the purpose of (directly or indirectly through their subsidiaries) purchasing equity residual interests associated with triple net lease securitizations or Special Purpose Entity Subsidiaries created for the purpose of holding such residual interests, (c) providing financing (i) to its Special Purpose Entity Subsidiaries for the acquisition of Securitization Securities rated BB or lower by S&P (or given an equivalent rating by another nationally recognized rating agency) and as issued by FINCo or its Consolidated Subsidiaries and for the acquisition of residual interests in net leased Real Property and the lessor's interest in triple net leases or (ii) for the acquisition of the equity interests of any Consolidated Subsidiary of FINCo whose sole purpose is to hold Securitization Securities, (d) to issue letters of credit to credit enhance and/or provide a guaranty, each for the purpose of credit supporting the F-VI Facility, provided that such letters of credit and/or guaranty shall not exceed an aggregate amount of up to $15,000,000 in exposure,
(e) for general working capital or other corporate purposes of the Borrower (to the extent not inconsistent with the Borrower's covenants and obligations under this Credit Agreement and the other Credit Documents) and (f) to finance the acquisition of the New REIT in connection with the Reorganization and according to the terms and conditions set forth herein. The Borrower shall not, directly or indirectly, use any part of such proceeds or any Letter of Credit (i) to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any such margin stock, (ii) to repay Indebtedness unless such Indebtedness is (A) the result of the Rabo Facility,
(B) Indebtedness evidenced by the Existing Credit Agreement or (C) Indebtedness otherwise permitted hereunder (except to the extent incurred in accordance with Section 8.1(m)), or (iii) purchase its own Capital Stock.

Section 7.11      Financial Covenants.

     (a) Combined Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio of the Combined Parties shall (i) at all times through and including December 31, 2000, be greater than or equal to 1.75 to 1.00 and (ii) at all times after December 31, 2000, be greater than or equal to 1.25 to 1.00.

     (b) Combined Minimum Tangible Net Worth. At all times the Tangible Net Worth of the Combined Parties shall equal or exceed the sum of $500,000,000, increased on a cumulative basis as of the end of each calendar quarter of the Combined Parties, commencing with the calendar quarter ending June 30, 2000 by an amount equal to eighty-five percent (85%) of the aggregate Net Cash Proceeds of all Equity Issuances effected by any Combined Party after the date hereof to any Person other than a Combined Party during such calendar quarter.

     (c) Maximum Combined Leverage Ratio. The Leverage Ratio of the Combined Parties shall (i) through and including the earlier of (A) December 31, 2000 or (B) a Significant Capital Event, be less than or equal to
          0.55 to 1.00 and (ii) at all times thereafter, be less than or equal to 0.75 to 1.00.

     (d) Combined Distribution Limitation. The Combined Parties may declare or make cash distributions to their shareholders (excluding any shareholders which are Combined Parties) in an aggregate amount not to exceed the sum of (i) $10,000,000 plus Funds From Operations during the period beginning as of the date hereof and ending on June 30, 2001, and (ii) $5,000,000 plus Funds From Operations during the period beginning June 30, 2001 and ending June 30, 2002.

     (e) Borrower Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio of the Borrower shall, at all times, be greater than or equal to 2.00 to 1.0.

     (f) Borrower Minimum Unencumbered Interest Coverage Ratio. The Borrower's Unencumbered Interest Coverage Ratio shall equal or exceed (i) 2.75 to
          1.00 at all times when the Borrower's total Secured Indebtedness is less than or equal to $85,000,000 and (ii) 3.00 to 1.00 at all times when the Borrower's total Secured Indebtedness is greater than $85,000,000.

     (g) Maximum Borrower Leverage Ratio. The Leverage Ratio of the Borrower and its Consolidated Subsidiaries shall at all times during the term of this Agreement be less than or equal to 0.55 to 1.00.

     (h) Borrower Liquidity. The Borrower shall at all times maintain a Liquidity Amount equal to or greater than $10,000,000.

     (i) Unencumbered Asset Leverage Ratio. The Unencumbered Asset Leverage Ratio shall (i) through and including the earlier of (A) December 31, 2000 or (B) a Significant Capital Event, be less than or equal to 0.50 to 1.00 and (ii) at all times thereafter, be less than or equal to
          0.40 to 1.00.

Section 7.12      Distributions of Income to the Borrower.

         Subject to any encumbrances or restrictions permitted under Section 8.5(c), the Parents and the Borrower shall cause all of the Subsidiaries of the Borrower to distribute (directly or indirectly through any intermediate Subsidiaries) to the Borrower and pro rata to holders of Equity Interests in such Subsidiaries, not less frequently than once each calendar quarter of the Borrower and whether in the form of dividends, distributions or otherwise, all profits, proceeds or other income relating to or arising from its Subsidiaries' use, operation, financing, refinancing, sale or other disposition of their respective assets and properties after (a) the payment by each Subsidiary of its applicable portion of total Indebtedness service and operating expenses for such quarter and (b) the establishment of reasonable reserves for the payment of operating expenses not paid on at least a quarterly basis and capital improvements to be made to such Subsidiary's assets and properties approved by such Subsidiary in the ordinary course of business consistent with its past practices.

Section 7.13      Environmental Matters.

         Each of the Parents and the Borrower shall comply, and cause each of their Subsidiaries to comply, with all Environmental Laws the failure with which to comply could reasonably be expected to have a Material Adverse Effect. If either of the Parents, the Borrower or any of their Subsidiaries shall (a) receive notice that any violation of any Environmental Law may have been committed or is about to be committed by such Person, (b) receive notice that any administrative or judicial complaint or order has been filed or is about to be filed against either of the Parents, the Borrower or any other Subsidiary thereof alleging violations of any Environmental Law or requiring any such Person to take any action in connection with the release of Hazardous Materials or (c) receive any notice from a Governmental Authority or private party alleging that any such Person may be liable or responsible for costs associated with a response to or cleanup of a release of a Hazardous Materials or any damages caused thereby, and such notices or events to which they relate, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, the Borrower shall provide the Administrative Agent with a copy of such notice within 10 days after the receipt thereof by either Parent, the Borrower or any Subsidiary thereof. The Parents and the Borrower shall, and shall cause each of their Subsidiaries to, take promptly all actions necessary to prevent the imposition of any Liens on any of their respective properties arising out of or related to any Environmental Laws.

Section 7.14      REIT Status.

     (a) The Borrower, the Parents and each of the other Combined Parties shall, for the entire term of this Credit Agreement, retain their Qualified REIT Subsidiary status.

     (b) APF shall, at all times up to and including the date of the Reorganization, maintain its status as a REIT.

     (c) The New REIT shall, at all times following the Reorganization, maintain its status as a REIT.

Section 7.15      ERISA Exemptions.

         Each Parent and the Borrower shall not, and shall not permit any other Subsidiary to, permit any of its respective assets to become or be deemed to be "plan assets" within the meaning of ERISA, the Code and the respective regulations promulgated thereunder.

Section 7.16      New Subsidiaries; Joint Ventures.

         Upon the acquisition, incorporation or other creation of any Subsidiary of any Credit Party (other than an Excluded Subsidiary) after the date hereof, the applicable Parent(s) of such Subsidiary shall cause such Subsidiary to execute and deliver to the Administrative Agent a Joinder Agreement and a New Guarantor Guaranty Agreement on or before the deadline for the delivery of the next Officer's Certificate pursuant to Section 7.1(d) and shall cause such Subsidiary to deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, certified resolutions and other organizational and authorizing documents of such Subsidiary, favorable opinions of counsel to such Subsidiary (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above), all in form, content and scope reasonably satisfactory to the Administrative Agent. Within 10 Business Days of the date on which a Joint Venture that is a Subsidiary shall own more than a single parcel of real property (and the improvements thereon), the applicable Parent(s) shall cause such Joint Venture to execute and deliver to the Administrative Agent a Joinder Agreement, a New Guarantor Guaranty Agreement and the other items required to be delivered by a Subsidiary under the preceding sentence. The Borrower shall, following the creation or acquisition of any new Subsidiaries or Affiliates by any of the Combined Parties, report such creation or acquisition to the Administrative Agent on or before the deadline for the delivery of the next Officer's Certificate pursuant to Section 7.1(d) (and may do so by amending Schedule 6.13). The provisions of this Section 7.16 shall not limit the effect of any other provision contained herein and shall not be deemed to permit the creation of Subsidiaries in contravention of any provision contained herein, including Section 8.18.

Section 7.17      Pledged Assets.

         Borrower at all times will or will cause each Credit Party to subject all Underlying Assets (as set forth in Part I of Schedule 6.33) to first priority Liens in favor of the Collateral Agent to secure the Credit Party Obligations pursuant to the terms and conditions of the Collateral Documents or, with respect to any such Real Property acquired subsequent to the Closing Date, such other additional security documents as the Agent shall reasonably request, subject in any case to Permitted Liens and (ii) deliver such other documentation as the Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate UCC-1 financing statements, real estate title insurance policies, surveys, environmental reports, landlord's waivers, certified resolutions and other organizational and authorizing documents of such Person, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above and the perfection of the Agent's liens thereunder) and other items of the types required to be delivered pursuant to
Section 5.1(d) and (e), all in form, content and scope reasonably satisfactory to the Agent.

Section 7.18      Interest Rate Protection.

         The Credit Parties shall cause the Borrower to maintain protection against fluctuations in interest rates pursuant to one or more Hedge Agreements reasonably satisfactory to the Agent (i) on a minimum of $60,000,000 of the outstanding principal amount of the Loans prior to the occurrence of the Significant Capital Event and (ii) with respect to a minimum of fifty percent (50%) of the outstanding principal amount of the Obligations from and after the Significant Capital Event. All Hedge Agreements from time to time in effect with respect to the Indebtedness hereunder shall be listed on Schedule 7.18 and Borrower shall have executed and delivered an Assignment of Hedge Agreement in favor of the Secured Parties with respect to each such Hedge Agreement. The Hedge Agreements listed on Schedule 7.18 as of the date hereof are acceptable to the Administrative Agent.

Section 7.19      Borrower's Deposits

         From and after October 31, 2000, the Administrative Agent shall be the sole and exclusive depository agent of the Borrower and each Parent; provided, however, that the Borrower shall be permitted to maintain a single disbursement account with another institution in the State of Florida. Notwithstanding the foregoing, all revenues and other proceeds received or controlled by the Borrower or the Combined Parties from and after July 15, 2000 will be deposited into accounts with the Administrative Agent.

Section 7.20      Recording of Mortgage Instruments and Other Real Property
Interests.

     (a) Subject to the provisions of Section 8.19, the Borrower shall not (i) take, approve of or consent to any action (including, without limitation, any sale or other disposition of any interest of the Borrower) that in any manner interferes with or could interfere with, the interests, rights and remedies of the Secured Parties created by any Mortgage Instruments, Assignments of Mortgages, Assignments of Leases or Assignments of Assignments of Leases, as applicable, in the Included Asset Pool or (ii) remove any item from Part I of Schedule 6.33, in each case unless (A) the Borrower first (1) identifies replacement properties acceptable to the Administrative Agent ("Replacement Properties") to replace those Real Property interests being affected pursuant to clauses (i) and/or (ii) above, (2) delivers fully executed and notarized (x) Mortgage Instruments or Assignments of Mortgages, as applicable and (y) Assignments of Leases or Assignments of Assignments of Leases, as applicable, with respect to each Replacement Property and (3) obtains the written consent of the Administrative Agent, not to be unreasonably withheld, to such replacement and acknowledgement of the sufficiency of the Replacement Properties or (B) the Borrower and the Combined Parties, to the extent applicable, remain in compliance with all covenants and conditions hereunder after giving effect to the removal of such item from Part I of Schedule 6.33. The Administrative Agent shall execute appropriate release documents for any item properly removed from Part I of
          Schedule 6.33 in accordance with this Section 7.20(a).

     (b) No Underlying Asset referenced in Part I Schedule 6.33 shall be (i) an Excluded Asset or (ii) Flood Hazard Property (except to the extent the Borrower has provided the Administrative Agent with evidence, satisfactory to the Administrative Agent, that it has obtained, or caused to be obtained, proper flood insurance coverage with respect to such Real Property). In the event that any Underlying Asset referenced in Part I Schedule 6.33 becomes an Excluded Asset or a Flood Hazard Property meeting the requirements of clause (ii) above, either (A) the Borrower shall, within thirty (30) days of such event, identify Replacement Properties with respect to such Real Property, deliver fully executed and notarized (1) Mortgage Instruments or Assignments of Mortgages, as applicable and (2) Assignments of Leases or Assignments of Assignments of Leases, as applicable, with respect to each Replacement Property and (3) obtain the written consent of the Administrative Agent to such replacement and acknowledgement of the sufficiency of the Replacement Properties or (B) the Borrower and the Combined Parties, to the extent applicable, shall remain in compliance with all covenants and conditions hereunder after giving effect to the exclusion of such Underlying Asset.

     (c) The Borrower, at all times, shall have delivered to the Administrative Agent fully executed and notarized (i) Mortgage Instruments or Assignments of Mortgages, as applicable and (ii) Assignments of Leases or Assignments of Assignments of Leases, as applicable, with respect to each Underlying Asset. The Borrower shall update Part I of Schedule
          6.33 immediately upon any change in the assets comprising the Underlying Assets to accurately reflect the contents of the Included Asset Pool and shall (subject to the requirements set forth in Section 7.20(a) for the execution of documents with respect to Replacement Properties), promptly following the addition of any Real Properties to
          Part I of Schedule 6.33 (and in any event, within 30 days of such addition), deliver to the Administrative Agent fully executed and notarized (i) Mortgage Instruments or Assignments of Mortgages, as applicable and (ii) Assignments of Leases or Assignments of Assignments of Leases, as applicable, with respect to each such parcel of Real Property. The Borrower shall update Parts II, III and IV of
          Schedule 6.33 quarterly pursuant to Section 7.1(d) to accurately reflect the Real Property and personal property holdings of the Borrower.

     (d) The Mortgage Instruments, Assignments of Mortgages, Assignments of Leases and Assignments of Assignments of Leases delivered by the Borrower to the Administrative Agent in connection with the Real Property set forth on Part I of Schedule 6.33 shall not be recorded by the Administrative Agent or any Lender Party unless: (i) one of the following conditions is met: (A) the Borrower breaches the financial covenants set forth in Sections 7.11 (a), (e), and (f) by an amount that is five percent (5%) greater (or less, as applicable) than is otherwise required by such Sections, (B) the Borrower fails to meet the covenants set forth in Section 8.10, (C) a Default or Event of Default exists under this Credit Agreement or (D) the Administrative Agent, in its sole discretion, determines that Schedule 6.33 contains a material misrepresentation regarding the Real Property holdings of the Borrower/Credit Parties and (ii) the Required Lenders vote to record or cause to be recorded such Mortgage Instruments, Assignments of Mortgages, Assignments of Leases and Assignments of Assignments of Leases. Upon the satisfaction of the conditions set forth in clauses
          (i) and (ii) above, the Administrative Agent shall record, shall direct the Borrower to record, or shall otherwise cause to be recorded each of the Mortgage Instruments, Assignments of Mortgages, Assignments of Leases and Assignments of Assignments of Leases held as part of the Included Asset Pool and may obtain or cause to be obtained any title policies, updates or endorsements it deems necessary.

     (e) The Borrower shall immediately (i) pay to the Administrative Agent, in addition to all other amounts due hereunder, all filing/recording fees and expenses and all fees and expenses associated with the procurement of title policies or endorsements (including, without limitation and with respect to each, any administrative expenses or attorneys' fees) incurred by the Administrative Agent or any Lender Party at any time in connection with any filing and/or recording of any Collateral Document (including, without limitation, the filing/recording of any Mortgage Instruments, Assignments of Mortgages, Assignments of Leases or Assignments of Assignments of Leases) and (ii) obtain all landlord consents necessary for the recordation of such Mortgage Instruments, Assignments of Mortgages, Assignments of Leases and Assignments of Assignments of Leases.

The Borrower hereby acknowledges and agrees that in the event the Administrative Agent files and/or records any Mortgage Instruments pursuant to Section 7.20 (c) and (d) above, such fees and expenses may be substantial in nature and that its obligations pursuant to Section 7.20(d) and (e) shall endure regardless of the amount of such fees and expenses. Notwithstanding anything to the contrary contained herein, the Assignments of Leases or Assignments of Assignment of Leases executed by the Borrower with respect to the Underlying Assets may be included in any applicable Mortgage Instrument or Assignment of Mortgage with respect to such Underlying Assets and need not be located in a separate document.

Section 7.21      Further Assurances.

         The Borrower shall, from time to time, at the expense of the Borrower, promptly execute, deliver, file and/or record all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent or Collateral Agent may reasonably request (including, without limitation, the procurement of landlord consents with respect to the assignment of the Borrower's interests in each of the Underlying Assets if the Mortgage Instruments, Assignments of Mortgages, Assignments of Leases or Assignments of Assignments of Leases are recorded in accordance with
Section 7.20(d)), in order to (a) properly evidence the Borrower's Indebtedness hereunder or under any Credit Document or (b) perfect, continue and protect the assignment and security interest granted or purported to be granted hereby or pursuant to any Credit Document and to enable the Administrative Agent and/or Collateral Agent to exercise and enforce their rights and remedies hereunder and under any other Credit Document with respect to any Collateral. The Borrower shall promptly deliver to the Collateral Agent a copy of each such instrument and evidence of its proper filing or recording, as necessary.

Section 7.22      Management of Entities.

         Each of APF's (or, if the Reorganization has occurred, the New REIT's), the Parents', the B-Piece Subsidiary's and each Net Lease Subsidiary's respective businesses and affairs will be managed by or under the sole direction of such entity's board of directors, managing or general partner(s) (whether corporate or otherwise) or similar governing body. The board of directors of APF (or, if the Reorganization has occurred, the New REIT), and of each Special Purpose Entity that is a Subsidiary of either of the Parents or the Borrower must at all times have at least one Independent Director. All such entities which are required to have an Independent Director shall not, without the consent of (each) of its respective Independent Director(s), do any of the following: (i) file, on its own behalf, a voluntary petition seeking relief under the provisions of title 11 of the United States Code, (ii) authorize, cause or consent to the filing, in respect of any subsidiary, a voluntary petition seeking relief under the provisions of title 11 of the United States Code; (iii) consent to an involuntary petition that has been filed in respect of itself or any subsidiary under the provisions of title 11 of the United States Code; (iv) cause or permit any subsidiary to consent to an involuntary petition that has been filed in respect of such subsidiary under the provisions of title 11 of the United States Code; (v) file or otherwise commence, or consent to the filing or commencement of, any action or proceeding under the laws of any State or under federal law seeking (a) the adjustment of its debts, (b) the adjustment of the debts of any subsidiary, or (c) the appointment for itself or any subsidiary, or for a substantial portion of the assets of itself or any subsidiary, of a trustee, receiver or other person having similar powers and responsibilities; (vi) assign a substantial portion or all of its assets to a trustee or other person possessing similar powers for the benefit of its creditors; (vii) authorize, cause or consent to the assignment of a substantial portion or all of a subsidiary's assets to a trustee or other person possessing similar powers for the benefit of its subsidiary's creditors; (viii) admit in writing its inability to pay its obligations as when such obligations become due and payable, whether by acceleration or otherwise; or (ix) authorize or cause any subsidiary to admit in writing its inability to pay its obligations as and when such obligations become due and payable, whether by acceleration or otherwise.

Section 7.23      Included Asset Pool.

         The Value of the Underlying Assets shall, at all times, be equal to or greater than $175,000,000; provided, that if a Significant Capital Event has not occurred as of October 31, 2000, the Value of such assets must, from and after October 31, 2000, be equal to or greater than the greater of (a) $175,000,000 and (b) two (2) times the sum of the aggregate outstanding principal amount of the Bridge Loans, plus the aggregate outstanding principal amount of the Revolving Loans, plus the aggregate principal amount of the outstanding Swingline Loans, plus the LOC Obligations, plus all other amounts outstanding pursuant to the terms hereof. Notwithstanding the definition of "Value" as set forth herein or any other provision herein, in calculating the Value of the Underlying Assets for purposes of this Section 7.23 only, only 50% of the value of Qualified Ground Lease Assets included as Underlying Assets shall be included in determining the Value of the Underlying Assets.

Section 7.24      Borrower Subsidiaries.

     (a) The B-Piece Subsidiary shall, at all times during the term hereof, be required to (i) "upstream" all cash flow to the Borrower and to (ii) refrain from incurring liabilities, obligations or Indebtedness on more than 35% of the Value of the assets held in such B-Piece Subsidiary,

     (b) The Net Lease Subsidiary shall, at all times during the term hereof, be required to "upstream" all cash flow to the Borrower to the extent permissible under any securitization loan documents executed by the Net Lease Subsidiary.

Section 7.25      Lockbox Accounts.

     (a) The Borrower shall, at all times during the term of this Credit Agreement maintain a Lockbox Account in favor of the Administrative Agent pursuant to a Lockbox Agreement with respect to the cash flows received by the Borrower from the Net Lease Subsidiary and the B-Piece Subsidiary.

     (b) GP shall, at all times during the term of this Credit Agreement maintain a Lockbox Account in favor of the Administrative Agent pursuant to a Lockbox Agreement with respect to the cash flows received by GP from the Borrower, AffiliateCo, CNL Funding 2000-A, Inc. and CNL Restaurant Bond Holdings, Inc..

     (c) LP shall, at all times during the term of this Credit Agreement maintain a Lockbox Account in favor of the Administrative Agent pursuant to a Lockbox Agreement with respect to the cash flows received by LP from the Borrower and AffiliateCo..

     (d) Each of the Borrower, the Parents, the B-Piece Subsidiary and the Net Lease Subsidiary shall deposit all operating revenues into the Lockbox Accounts created pursuant hereto; provided, that the Administrative Agent shall not exercise its right to offset and apply any amounts held in such Lockbox Accounts unless and until a Default or Event of Default specified in Section 9.1(a) resulting from the Borrower's failure to pay when due the principal of, or interest on, any of the Loans or any Fees or under Section 9.1(f) shall have occurred and be continuing, or if as a result of the occurrence of any other Event of Default the Obligations have been accelerated pursuant to Section 9.2(a).

Section 7.26      Future Activity in the State of California.

         So long as any Underlying Asset is located in the State of California, the Combined Parties shall not conduct any business or corporate operations or activities in the State of California except to the extent that (i) such activity is consistent with the business activities described in Sections 6.15 or 7.10 hereof, (ii) such activity consists solely of the purchase by Special Purpose Entity Subsidiaries of the Borrower of Real Property-related assets from FINCo or its Subsidiaries or (iii) the Borrower or any of its Subsidiaries, as applicable, prior to the commencement of such operations or activities, (A) delivers to the Administrative Agent an opinion of local counsel in the State of California stating that such activities and/or operations will not impair the Collateral Agent's or Secured Parties' ability to exercise their rights and remedies under the Credit Documents in other states without jeopardizing their Liens and remedies with respect to collateral located within the State of California, and (B) obtains the written consent of the Administrative Agent.

Section 7.27      New Guarantors.

         In the event that any Subsidiary of the Parents or Borrower that is an Excluded Subsidiary ceases to be an Excluded Subsidiary and is not, on such date, listed on Schedule 1, the Borrower and Parents shall cause such Subsidiary, as soon as possible, and in any event no later than the date of the delivery of the immediately following Compliance Certificate, to execute and deliver to the Administrative Agent a Joinder Agreement and a New Guarantor Agreement with respect to such Subsidiary.


                                  ARTICLE VIII

                               NEGATIVE COVENANTS

         For so long as this Credit Agreement is in effect, unless the Required Lenders (or, if required pursuant to Section 11.5, all of the Lender Parties) shall otherwise consent in the manner set forth in Section 11.5, each Parent and the Borrower shall comply with the following covenants:

Section 8.1       Indebtedness.

         Neither the Parents nor the Borrower shall create, incur, assume, or permit or suffer to exist, or permit any other Subsidiary to create, incur, assume, or permit or suffer to exist, any Indebtedness other than the following:

     (a)  the Obligations;

     (b)  Indebtedness incurred pursuant to any Approved Debt Issuance;

     (c) Secured Indebtedness that is Nonrecourse Indebtedness; provided, however, that (i) following the date hereof and prior to the Significant Capital Event, none of the Combined Parties shall incur any additional Secured Indebtedness that is Nonrecourse Indebtedness, and (ii) following the Significant Capital Event, such Nonrecourse Indebtedness (A) shall not secure an amount (including and together with the Rabo Facility) greater than twelve percent (12%) of the Total Assets of the Borrower and its Consolidated Subsidiaries, (B) shall have a maturity date no earlier than October 1, 2002, and (C) shall have an advance rate of at least sixty-five percent (65%).

     (d) Indebtedness in the form of trade payables incurred in the ordinary course of business;

     (e) Indebtedness resulting from purchase money financing for furniture, fixtures and/or equipment not used in connection with restaurant properties;

     (f) Indebtedness resulting from customary recourse carve-outs associated with securitization transactions (including, by way of example, those for fraud, misapplication of proceeds and environmental indemnities) and not involving the creditworthiness of the applicable obligors.

     (g) unsecured recourse Indebtedness incurred after the occurrence of the Significant Capital Event and in an amount less than or equal to $10,000,000.

     (h)  Indebtedness  in existence as of the  Agreement  Date and described on
          Schedule 6.22 and any Indebtedness (the "Replacement Indebtedness") extending the maturity of, or refunding, refinancing or replacing, in whole or in part, any such existing Indebtedness (the "Replaced Indebtedness") so long as (i) the direct and contingent obligors with respect to the Replaced Indebtedness and the Replacement Indebtedness shall be the same, (ii) the Replacement Indebtedness shall not mature prior to the stated maturity date or mandatory redemption date of the Replaced Indebtedness, (iii) if the Replaced Indebtedness is subordinated in right of payment or otherwise to the Obligations of the Borrower, or the obligations of either Parent or any of their other Subsidiaries under and in respect of the Credit Documents to which any of them is a party, then the Replacement Indebtedness must be subordinated to such obligations to at least the same extent and
          (iv) the Replacement Indebtedness otherwise complies with all other terms and conditions contained in any other Section of this Credit Agreement;

     (i) intercompany Indebtedness (excluding Subordinated Interests) among the Parents, the Borrower and their other Subsidiaries; provided, however, that the obligations of each obligor of such Indebtedness shall: (i) be subordinated to the Obligations on terms acceptable to the Required Lenders in their sole discretion and (ii) have such other terms and provisions as the Administrative Agent may reasonably require;

     (j) Indebtedness arising as a result of Contingent Obligations permitted under Section 8.2;

     (k) obligations of the Borrower in respect of Hedge Agreements entered into in order to manage existing or anticipated interest rate or exchange rate risks and not for speculative purposes;

     (l) Indebtedness incurred (i) in connection with the purchase of Securitization Securities from FINCo or its Consolidated Subsidiaries,
          (ii) in connection with the acquisition of residual interests in net leased Real Property and the lessor's interest in triple net leases from FINCo or its Consolidated Subsidiaries or (iii) in connection with the acquisition of equity interests in Consolidated Subsidiaries of FINCo if such Consolidated Subsidiaries' sole purpose is to hold Securitization Securities;

     (m)  Indebtedness incurred in connection with Nonrecourse SPE Financings;

     (n) Indebtedness arising as a result of the Borrower's, either of the Parents' or any of their respective Subsidiaries' obligations under that certain CNL Building Lease;

     (o) prior to the earlier of (i) October 31, 2000, and (ii) the maturity date of the F-VI Facility, Indebtedness incurred in connection with
          (A) the issuance of letters of credit for the purpose of credit enhancing the F-VI Facility and/or (B) with the Borrower's guaranty of the Indebtedness created by the F-VI Facility, provided, that the total Indebtedness incurred with respect to clauses (A) and (B) of this Section 8.1(n) shall not exceed $15,000,000 in the aggregate;

     (p) Indebtedness incurred by the B-Piece Subsidiary, to the extent the amount of such Indebtedness is less than or equal to the amount that is equal to 35% of the lesser of (i) the B-Piece Subsidiary's cost basis in its assets and (ii) the marked to market fair market value of the assets held by the B-Piece Subsidiary; and

     (q)  Indebtedness  resulting  from any  guaranty  of,  or other  Contingent
          Obligation or Off Balance Sheet Liability relating to, other Indebtedness of either Parent, the Borrower or any other Consolidated Subsidiary which other Indebtedness is permitted to be incurred pursuant to this Section.

Notwithstanding the foregoing, the Parents and the Borrower shall not, and shall not permit any other Subsidiary to, create, incur or assume any Indebtedness after the Agreement Date if immediately prior to the creation, incurring or assumption thereof, or immediately thereafter and after giving effect thereto, a Default or Event of Default is or would be in existence, including without limitation, a Default or Event of Default resulting from a violation of any of the covenants contained in this Section 8.1.

Section 8.2       Contingent Obligations.

         Neither the Parents nor the Borrower shall become or remain liable, or permit any other Subsidiary to become or remain liable, on or under any Contingent Obligation other than the following:

     (a)  Contingent Obligations arising under any of the Credit Documents;

     (b) Contingent Obligations in existence as of the Agreement Date and set forth in Part II of Schedule 6.22, and any Contingent Obligation incurred in replacement, in whole or in part, of any such existing Contingent Obligations so long as (i) the amount of such replacement Contingent Obligation shall not be increased, (ii) such replacement Contingent Obligation shall not mature or otherwise be required to be performed prior to the corresponding maturity or performance date of the Contingent Obligation being so replaced, and (iii) if the Contingent Obligation being so replaced is subordinated to the Obligations of the Borrower, or the obligations of either Parent or any of their other Subsidiaries under and in respect of the Credit Documents to which any of them is a party, such replacement Contingent Obligation shall be subordinated to such obligations to at least the same extent;

     (c)  Contingent   Obligations  resulting  from  endorsement  of  negotiable
          instruments for collection or deposit in the ordinary course of business;

     (d)  Contingent  Obligations  incurred in the  ordinary  course of business
          with   respect   to  surety   and  appeal   bonds,   performance   and
          return-of-money bonds and other similar obligations; and

     (e)  Contingent   Obligations  to  the  extent  constituting   Indebtedness
          permitted under Section 8.1.

Section 8.3       Certain Permitted Investments.

         The Parents and the Borrower shall not, and shall not permit any other Consolidated Subsidiary to, make any Investment in or otherwise own:

     (a) any common stock, preferred stock and any other Equity Interests in any Person except (A) Investments subject to the limitations of
          Section  8.3(d),  and (B) any interest in those  entities set forth on
          Schedule 8.3(a) hereto.

     (b) any subordinated securities or Subordinate Interests, excluding any Subordinate Interest issued in connection with a Term Securitization or a Nonrecourse SPE Financing and except as set forth in Section 8.3(d).

     (c) Real Property under construction such that the aggregate Construction Budget for all such Real Property exceeds five percent (5.0%) of the Total Assets of the Combined Parties; provided, that, (A) this clause
          (a) shall not prohibit the rebuilding or replacement of Property through the proper application of insurance proceeds, (B) to the extent the subject Real Property is owned by the Borrower or one of its Consolidated Subsidiaries or any Combined Party has any monetary interest in the subject Real Property, business or other affairs associated with such Real Property, such Real Property must be 100% pre-leased. For purposes of this subsection "Construction Budget" means the fully-budgeted costs for the acquisition and construction of a given piece of real property (including, without limitation, construction interest carrying, financing and other soft costs and the cost of acquiring such piece of Real Property) as reasonably determined by the Borrower in good faith.

     (d) Investments in (i) Subordinated Interests issued in connection with Term Securitizations, (ii) I/O Strips, (iii) Securitization Securities purchased from FINCo or its Consolidated Subsidiaries and/or (iv) equity interests in Consolidated Subsidiaries of FINCo if such Consolidated Subsidiaries' sole purpose is to hold Securitization Securities such that the sum of (A) the Value of all such Subordinated Interests plus (B) the Fair Value of all such I/O Strips plus (C) the Value of all such Securitization Securities exceeds (1) five percent (5.0%) of Total Assets of the Combined Parties prior to the date of the Significant Capital Event or (2) ten percent (10%) from and after the date of the Significant Capital Event.

     (e) Investments in non-wholly owned general and limited partnerships, joint ventures and other Persons which are not corporations (excluding Investments subject to the limitations of Section 8.3(d) and the Joint Ventures in existence as of the date hereof) and which Investments are accounted for on an equity basis in accordance with GAAP, such that the aggregate book value of such Investments exceeds ten percent (10.0%) of Total Assets of the Combined Parties.

     (f) unimproved real estate, such that the aggregate book value of all such unimproved real estate exceeds five percent (5.0%) of Total Assets of the Combined Parties.

     (g) (A) Leases of equipment and Investments in promissory notes secured by a Lien in equipment, such that the aggregate amount of such leases and Investments (determined in accordance with GAAP) exceeds seven and one half percent (7.50%) of the Total Assets of the Combined Parties and
          (B) commitments to lease equipment and make Investments of the types described in the immediately preceding clause (A) which, when combined with the Investments described in such clause (A) do not in the aggregate exceed seven and one half percent (7.50%) of the Total Assets of the Combined Parties.

     (h) In addition to the foregoing limitations, the aggregate value of all of the items subject to the limitations in the preceding clauses (d) through (g) shall not exceed thirty percent (30%) of the Total Assets of the Combined Parties.

Notwithstanding the foregoing, this Section 8.3 shall not prohibit (i) the Borrower from forming Wholly Owned Subsidiaries or Supermajority Subsidiaries so long as (A) such Subsidiary executes and delivers a Subsidiary Guaranty in accordance with the terms hereof and (B) prior to the formation of such Wholly Owned Subsidiary or Supermajority Subsidiary, the Borrower provides evidence, satisfactory to the Administrative Agent, that it and each of the Combined Parties, to the extent applicable, will remain in compliance with the covenants and conditions set forth herein immediately following the creation of such Wholly Owned Subsidiary or Supermajority Subsidiary or (ii) AffiliateCo from forming Wholly Owned Subsidiaries or Supermajority Subsidiaries for the sole purpose of holding Securitization Securities and facilitating Term Securitizations with respect to such Securitization Securities.

Section 8.4       Investments Generally.

         The Parents and the Borrower shall not acquire, make or purchase, or permit any other Consolidated Subsidiary to acquire, make or purchase, after the Agreement Date, any Investment, or permit any Investment of either Parent, the Borrower or any other Consolidated Subsidiary to be outstanding on and after the Agreement Date, other than the following:

     (a) Investments in Subsidiaries in existence on the Agreement Date and disclosed on Part I of Schedule 6.13 or on ------------- Schedule 8.13; -------------

     (b)  Investments permitted under Section 8.3;

     (c) Investments in Excluded Assets and Eligible Net Lease Assets in accordance with the other terms and conditions set forth in this Credit Agreement;

     (d)  Investments in Cash Equivalents and Approved Investments;

     (e) intercompany Indebtedness among the Parents, the Borrower and the other Subsidiaries provided that such Indebtedness is permitted by the terms of Section 8.1;

     (f) loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business consistent with past practices;

     (g) Investments in promissory notes secured by Mortgage Instruments, so long as the aggregate amount of such Investments (determined in accordance with GAAP) does not exceed 7.50% of Adjusted Net Capitalization at any time, and Investments in the form of commitments to make loans to be evidenced by promissory notes secured by Mortgage Instruments; provided, however, that the temporary ownership or acquisition by the Borrower or other Subsidiary of promissory notes secured by Mortgage Instruments which were, immediately prior to such ownership or acquisition, the subject of a Permitted Financial Asset Sale (other than a Term Securitization), shall not be considered an Investment for purposes of this subsection, so long as (A) a Person has issued a valid and binding commitment to acquire such promissory notes (or interests therein) pursuant to a Permitted Financial Asset Sale, the terms of such commitment to be reasonably satisfactory to the Administrative Agent, or the Borrower has made other arrangements reasonably satisfactory to the Administrative Agent to dispose of such promissory notes and (B) such promissory notes are in fact so disposed of on the same date acquired by the Borrower or other Subsidiary, as the case may be;

     (h) either Parent or any Subsidiary, in either case, acting in its capacity as servicer of the financial assets the subject of a Structured Financing, may make short-term advances to or on behalf of the applicable Special Purpose Entity or other Person involved in such Structured Financing for the purpose of maintaining a stable cash flow with respect to such financial assets, so long as such Parent or such Subsidiary, as the case may be, reasonably expects that such advance is recoverable;

     (i) Investments to acquire Equity Interests of a Subsidiary or any other Person who after giving effect to such acquisition would be a Subsidiary and a Guarantor, and Investments in the form of additional capital contributions to existing Subsidiaries, so long as in each case (i) immediately prior to such acquisition, Investment or contribution, and after giving effect thereto, no Default or Event of Default is or would be in existence and (ii) such acquisition, Investment or contribution could not reasonably be expected to have a Material Adverse Effect; and

     (j) other Investments in an aggregate amount not to exceed 0.10% of Total Assets of the Borrower at any time and other Investments owned as of the date hereof.

Section 8.5       Liens; Agreements Regarding Liens; Other Matters.

         The Parents and the Borrower shall not:

     (a) Create, assume, or incur, or permit any other Consolidated Subsidiary to create, assume, or incur, any Lien (other than Permitted Liens and Liens otherwise permitted hereunder) upon (i) any Eligible Net Lease Asset (or the Real Property which is the subject of such Eligible Net Lease Asset), (ii) any assets included in the calculation of Unencumbered Asset Value or (iii) any of its other properties, assets, income or profits of any character whether now owned or hereafter acquired if, in the case of this clause (iii) only, immediately prior to the creation, assumption or incurring of such Lien, or immediately thereafter, a Default or Event of Default is or would be in existence;

     (b) Enter into, assume or otherwise be bound by, or permit any other Subsidiary to enter into, assume or otherwise be bound by, any agreement (other than any Credit Document) prohibiting the creation or assumption of any Lien on any Eligible Net Lease Asset (or the Real Property which is the subject of such Eligible Net Lease Asset); or

     (c) Create or otherwise cause or suffer to exist or become effective, or permit any Subsidiary to create or otherwise cause or suffer to exist or become effective, any consensual encumbrance or restriction of any kind on the ability of any Subsidiary to: (i) pay dividends or make any other distribution on any of such Subsidiary's capital stock or other equity interests owned by either Parent, the Borrower or any other Subsidiary; (ii) pay any Indebtedness owed to either Parent, the Borrower or any other Subsidiary; (iii) make loans or advances to the Borrower or any other Subsidiary; or (iv) transfer any of its respective property or assets to either Parent, the Borrower or any other Subsidiary, except (x) as may be contained in any Credit Document and (y) for such encumbrances and restrictions imposed on Special Purpose Entities (and with respect to encumbrances and restrictions described in the immediately preceding clauses (iii) and
          (iv), on other Excluded Subsidiaries) in connection with Structured Financings which encumbrances and restrictions are reasonable and customary for such types of transactions.

Section 8.6       Restricted Payments.

         Neither the Parents nor the Borrower will declare or make, or permit any other Subsidiary thereof to declare or make, any Restricted Payment; provided, however, that:

     (a) such parties may pay Restricted Payments to the extent permitted (or required) to do so under Section 7.11(d) and/or 7.12;

     (b) subject to the following sentence, the Parents may cause the Borrower (directly or indirectly through any intermediate Subsidiaries) to make cash distributions to either Parent and to other limited partners of the Borrower, and the Parents may, as applicable, cause their other Subsidiaries to make cash distributions to the Parent(s) and to other holders of Equity Interests in such Subsidiaries, in each case (i) in an aggregate amount not to exceed the amount of cash distributions that the Parents are permitted to declare or distribute under the following clause (d) and (ii) on a pro rata basis, such that the aggregate amount distributed to the Parents does not exceed the amount that the Parents are permitted to declare or distribute under the following clause (e);

     (c) the Parents and their Subsidiaries may acquire limited partnership interests in the Borrower solely in exchange for common stock of either Parent;

     (d) the Borrower, Parents and their respective Subsidiaries collectively, may, subject to clause (f) and Section 7.11(d) hereof and to the proviso set forth at the bottom of this Section 8.6, declare or make cash distributions to their shareholders, partners or members (as applicable);

     (e) Special Purpose Entities and related Excluded Subsidiaries may (directly or indirectly through any intermediate Subsidiaries) (i) make Restricted Payments to the extent required to do so under the terms of a Structured Financing and (ii) distribute I/0 Strips and other assets to the Parents, the Borrower or any other Guarantor;

     (f) subject to the preceding clause (e), if a Default or Event of Default shall have occurred and be continuing, the Parents, collectively, shall only declare or make cash distributions to their shareholders in amounts necessary for each Parent and APF (or the New REIT, as applicable) to remain in compliance with Section 7.14.

Notwithstanding  the  foregoing,  if a Default or Event of Default  specified in
Section 9.1(a) resulting from the Borrower's failure to pay when due the principal of, or interest on, any of the Loans or any Fees or under Section 9.1(f) shall have occurred and be continuing, or if as a result of the occurrence of any other Event of Default the Obligations have been accelerated pursuant to Section 9.2(a), the Parents and the Borrower shall not, and shall not permit any other Subsidiary to, make any Restricted Payments whatsoever.

Section 8.7       Limit on Concepts/Tenants.

     (a) The Borrower shall not permit at any time more than fifteen percent (15%) of the total revenues of the Borrower and its Consolidated Subsidiaries for any calendar quarter to be attributable to (i) any one Concept (except the "Golden Corral" Concept) or (ii) any one tenant (or group of affiliated tenants).

     (b) The Borrower shall not permit at any time more than twenty percent (20%) of the total revenues of the Borrower and its Consolidated Subsidiaries for any calendar quarter to be attributable to the "Golden Corral" Concept.

Section 8.8       Ground Leases.

         The Parents and the Borrower shall not, and shall not permit any other Subsidiary to, lease as lessee any real property pursuant to a ground lease unless (a) such ground lease contains customary provisions protective of any lender to the lessee which provisions do not vary in any material respect from those required under the Borrower's standard underwriting procedures and policies and (b) the aggregate value (determined in accordance with GAAP) of all ground leases of the Parents, the Borrower and the other Subsidiaries does not exceed 10% of Adjusted Net Capitalization.

Section 8.9 Merger, Consolidation, Sales of Assets and Other Arrangements; Sale-Lease Back Transactions/Change of Control.

     (a)  Merger,  Consolidation,  Sales of Assets. Subject to the provisions of
          Section 9.1(n), the Parents and the Borrower shall not (i) enter into, or permit any other Subsidiary to enter into, any transaction of merger or consolidation; (ii) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) or permit any other Subsidiary to do any of the foregoing; or (iii) convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets (including the capital stock of or other equity interests in any of its Subsidiaries), whether now owned or hereafter acquired, or permit any Subsidiary to do any of the foregoing; provided, however, that:

                  (A) Subsidiaries of either Parent may merge or consolidate with any Wholly Owned Subsidiary (other than the Borrower, any Special Purpose Entity or other Excluded Subsidiary);

                  (B) each Parent and each Subsidiary (other than the Borrower) may sell, transfer or dispose of its assets to either Parent, the Borrower or any Wholly Owned Subsidiary;

                  (C) a Wholly Owned Subsidiary may liquidate provided that immediately prior to such liquidation and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence;

                  (D) any Subsidiary that is not a Wholly Owned Subsidiary and that is no longer actively engaged in any business or activities and does not have property and assets with an aggregate book value or fair market value in excess of $1,000,000 may be wound up, liquidated or dissolved so long as such winding up, liquidation or dissolution is determined in good faith by management of either Parent to be in the best interests of such Parent and its Subsidiaries;

                  (E) a Wholly Owned Subsidiary may merge with any other Person so long as (x) immediately after giving effect to such merger the survivor of such merger would be a Wholly Owned Subsidiary and (y) immediately prior to such merger, and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence;

                  (F) a Person may merge into the Borrower so long as (x) the Borrower is the survivor of such merger, (y) immediately prior to such merger, and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence, and (z) there would be no adverse effect on the Borrower's Tangible Net Worth;

                  (G) the Borrower's interests in CNL RP Services, LLC and CNL Restaurant Property Services, Inc. and its ownership interests in the four (4) Ruby Tuesday Properties currently owned by Borrower, under construction and with a fair market value of approximately $4,000,000 may be transferred outside the Combined Parties, provided, that (i) CNL RP Services, LLC and CNL Restaurant Property Services, Inc. shall not be permitted to incur any Indebtedness or to purchase or otherwise acquire any additional assets and (ii) the Credit Parties shall not transfer any assets to either entity prior to such transfer.

                  (H) each Parent, the Borrower and the other Subsidiaries may sell and assign assets to a Special Purpose Entity, directly or indirectly through either Parent or other Subsidiary, in connection with a Structured Financing, and Special Purpose Entities may sell and assign assets (or interests therein) pursuant to Permitted Financial Asset Sales; and

                  (I) each Parent, the Borrower and any other Subsidiary may lease and sublease its assets, as lessor or sublessor (as the case may be), in the ordinary course of their business.

     (b) Sale-Lease Back Transactions. None of the Parents, the Borrower or any other Subsidiary shall enter into any sale-leaseback transactions or other transaction by which such Person shall remain liable as lessee (or the economic equivalent thereof) of any real or personal property that it has sold or leased to another Person.

Section 8.10      Asset Dispositions.

         The Borrower shall not sell, lease, transfer or otherwise dispose of, and shall not permit any of its Subsidiaries to sell, lease transfer or otherwise dispose of, assets (including, without limitation, capital stock or similar ownership interests) (a) if an Event of Default has occurred and is continuing or (b) otherwise to the extent that such sale, lease, transfer or other disposition of assets would result in the aggregate book value of the Borrower's and, if prior to the Significant Capital Event, its Consolidated Subsidiaries' (to the extent such Subsidiaries are Guarantors hereunder):

         (i) unencumbered Eligible Net Lease Assets, plus Underlying Assets (to the extent such Underlying Assets would otherwise qualify as Eligible Net Lease Assets), plus accumulated depreciation with respect to such assets to equal less than $450,000,000 during the period from and after the date hereof until the earlier of (i) December 31, 2000 and (ii) the Significant Capital Event; and

         (ii) unencumbered Eligible Net Lease Assets, plus Underlying Assets (to the extent such Underlying Assets would otherwise qualify as Eligible Net Lease Assets), plus accumulated depreciation with respect to such assets to equal less than $225,000,000 during the period beginning the day after the date which is the earlier of (i) December 31, 2000 and (ii) the Significant Capital Event and ending on the Actual Termination Date.

Section 8.11      Fiscal Year.

         Neither the Parents nor the Borrower shall change their respective fiscal years from that in effect as of the Agreement Date.

Section 8.12      Modifications to Material Contracts.

         Neither the Parents nor the Borrower shall enter into, or permit any other Subsidiary to enter into, without the prior written consent of the Required Lenders, any amendment or modification to any Material Contract or default in the performance of any of its respective obligations under any Material Contract or cancel or terminate any Material Contract prior to its stated maturity; provided, however, that this provision shall not be construed to require the consent of the Required Lenders for the amendment, modification or supplementation from time to time of the Combined Parties' currently existing lease or leases of office space with the CNL City Center at City Commons Building in Orlando, Flordia (the "CNL Building Lease"), except to the extent such amendment, modification or supplementation could be reasonably expected to cause (either directly or indirectly) a Material Adverse Effect.

Section 8.13      Transactions with Affiliates.

         The Parents and the Borrower shall not permit to exist or enter into, and will not permit any other Subsidiary to permit to exist or enter into, any transaction with any Affiliate except (a) transactions in the ordinary course of and pursuant to the reasonable requirements of the business of either Parent, the Borrower or such other Subsidiary, as the case may be, and upon fair and reasonable terms which are no less favorable to the Parent(s), the Borrower or such other Subsidiary, as the case may be, than would be obtained in a comparable arm's length transaction with a Person that is not an Affiliate, and in the case of any such transaction with a Special Purpose Entity or other Excluded Subsidiary involving consideration in excess of $25,000,000, which terms are fully disclosed to the Administrative Agent and the Lender Parties;
(b) the transactions described in Schedule 8.13; and (c) transactions among either or both of the Parents, the Borrower and any Wholly Owned Subsidiary that is a Guarantor.

Section 8.14      Limitation on International Leases.

         The Borrower shall not enter into any International Leases.

Section 8.15      Hedge Agreements.

         Neither the Parents nor the Borrower shall create, incur, assume, or permit or suffer to exist, or permit any other Subsidiary to create, incur, assume, or permit or suffer to exist, any obligations, contingent or otherwise, in respect of Hedge Agreements other than in respect of interest rate Hedge Agreements (a) existing on the date hereof and described in Schedule 7.18 and
(b) entered into from time to time after the Agreement Date pursuant to and as contemplated by Section 8.15 hereof with counterparties that are nationally recognized, investment grade financial institutions; provided that, no Hedge Agreement otherwise permitted hereunder may be speculative in nature.

Section 8.16      No Further Negative Pledges.

         The Credit Parties will not permit any Combined Party to enter into, assume or become subject to any Negative Pledges or agreement prohibiting or otherwise restricting the existence of any Lien upon any of its Property in favor of the Agent (for the benefit of the Lender Parties) for the purpose of securing the Credit Party Obligations, whether now owned or hereafter acquired, or requiring the grant of any security for any obligation if such Property is given as security for the Credit Party Obligations, except (a) in connection with any Permitted Lien or any document or instrument governing any Permitted Lien, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien, (b) in connection with any Permitted Lien or any document or instrument governing any Permitted Lien, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien and (c) pursuant to customary restrictions and conditions contained in any agreement relating to the sale of any Property permitted under Section 8.10, pending the consummation of such sale.

Section 8.17      Limitation on Restricted Actions.

         The Credit Parties will not permit any Combined Party to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (a) pay dividends or make any other distributions to any Credit Party on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation owed to any Credit Party, (c) make loans or advances to any Credit Party, (d) sell, lease or transfer any of its properties or assets to any Credit Party, or (e) act as a Credit Party and pledge its assets pursuant to the Credit Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (a)-(d) above) for such encumbrances or restrictions existing under or by reason of (i) this Credit Agreement and the other Credit Documents, (ii) applicable law, (iii) any document or instrument governing Indebtedness incurred pursuant to Section 8.1(c), provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith, (iv) any Permitted Lien or any document or instrument governing any Permitted Lien, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien or (v) customary restrictions and conditions contained in any agreement relating to the sale of any Property permitted under Section 8.10 pending the consummation of such sale.

Section 8.18      Creation of Subsidiaries.

         None of the Combined Parties shall create any Subsidiary or acquire or otherwise obtain any interest in any entity that would qualify as a Subsidiary of such Combined Party, except (a) to the extent approved by the Administrative Agent in writing prior to such creation, acquisition or other action or (b) as contemplated on Schedule 6.13 or otherwise permitted hereunder.

Section 8.19      Addition/Replacement of Included Asset Pool Assets.

     (a) The Borrower shall not replace and/or add to the assets constituting the Included Asset Pool (including replacements with respect to Section 7.20) except as set forth in clauses (b) and (c) of this
          Section 8.19.

     (b)  (i) the  Borrower  may,  from the date  hereof  until  June 15,  2001, replace and/or add assets with an aggregate value equal to or less than ten percent (10%) of the total value of the Included Asset Pool as of the date hereof and (ii) from June 16, 2001 until June 15, 2002, replace and/or add assets with an aggregate value equal to or less than ten percent (10%) of the total value of the Included Asset Pool as of June 16, 2001, in each case, provided, that (A) each such replaced or added asset (1) is not (x) an Excluded Asset, (y) a Flood Hazard Property lacking proper and sufficient flood insurance or (z) subject to any Liens that are not Permitted Liens, (2) is of similar credit quality to the other assets constituting the Included Asset Pool, as determined by the Administrative Agent, and (3) is otherwise satisfactory to the Administrative Agent, in its reasonable discretion, (B) the replacement/addition of such assets does not significantly increase the tenant concentration of the five largest tenants of the properties in the Included Asset Pool, (C) such assets may be added and/or replaced (except to the extent required by Section 7.20) only (1) on any date on which the Borrower provides the Administrative Agent with a Compliance Certificate in accordance with
          Section 7.1(d) or (2) with the written consent of the Collateral Agent, in each case with no less than ten (10) Business Days advance notice to the Collateral Agent and the Administrative Agent and (D) Borrower execute and deliver to the Administrative Agent fully executed and notarized (1) Mortgage Instruments or Assignments of Mortgages, as applicable and (2) Assignments of Leases or Assignments of Assignments of Leases, as applicable, with respect to each such added or replaced asset.

     (c) To the extent the Borrower seeks to replace and/or add assets in excess of the amounts set forth in clauses (i) or (ii) of Section 8.19(b) or to alter the tenant concentration requirement set forth in such section, the Borrower shall, prior to replacing and/or adding such assets, obtain the written consent of the Required Lenders.


                                   ARTICLE IX

                                     DEFAULT

Section 9.1       Events of Default.

         An Event of Default shall exist upon the occurrence and during the continuance of any of the following specified events whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of Applicable Law or pursuant to any judgment or order of any Governmental Authority (each an "Event of Default"):

     (a)  Payment. Any Credit Party shall

                  (i) default in the payment when due of any principal of any of the Loans or of any reimbursement obligations arising from drawings under Letters of Credit, or

                  (ii) default, and such default shall continue for five (5) or more days, in the payment when due of any interest on the Loans or on any reimbursement obligations arising from drawings under Letters of Credit, or

                  (iii) default, and such default shall continue for five (5) or more days after the date upon which the Borrower has received written notice of such failure from the Administrative Agent, of any Fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith or therewith; or

     (b) Representations. Any representation, warranty or statement made or deemed to be made by any Credit Party herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was deemed to have been made; or

     (c)  Covenants. Any Credit Party shall

                  (i) default in the due performance or observance of any term, covenant or agreement contained in Sections 7.2, 7.4, 7.10, 7.11, 7.17, 7.18, 7.23 or Article VIII (except Section 8.10);

                  (ii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in subsections (a), (b) or (c)(i) of this Section 9.1 and except for the covenant(s) contained in Section 8.10) contained in this Credit Agreement or any other Credit Document and such default shall continue unremedied for a period of at least 30 days after the earlier of an Executive Officer of a Credit Party becoming aware of such default or notice thereof by the Agent; or

     (d) Other Credit Documents. Except as a result of or in connection with a dissolution, merger or disposition of a Subsidiary not prohibited herein, any Credit Document shall fail to be in full force and effect or to give the Agent and/or the Lender Parties the Liens, rights, powers and privileges purported to be created thereby, or any Credit Party shall so state in writing (except to the extent provided for in Section 4.3); or

     (e) Guaranties. Except as the result of or in connection with a dissolution, merger or disposition of a Subsidiary not prohibited herein, or in accordance with Section 4 hereof, the Guaranty Agreement entered into by any Guarantor or any provision thereof shall cease to be in full force and effect, or any Guarantor hereunder or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under such guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any guaranty; or

     (f)  Pledges.  Except in  accordance  with  Section 4  hereof,  any  Pledge
          Agreement entered into by a Pledgor hereunder shall cease to be in full force and effect, or any Pledgor hereunder or any Person acting by or on behalf of such Pledgor shall deny or disaffirm such Pledgor's obligations under such Pledge Agreement, or any Pledgor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any Pledge Agreement; or

     (g) Bankruptcy, etc. Any Bankruptcy Event shall occur with respect to any Combined Party; or

     (h) Challenge of Loan Documents. The Borrower, any Pledgor or any Guarantor shall disavow, revoke or terminate or attempt to do any of the foregoing with respect to any Loan Document to which it is a party or shall otherwise challenge or contest in any action, suit or proceeding in any court or before any Governmental Authority the validity or enforceability of this Agreement, any Note, any Bridge Note or any other Loan Document; or

     (i)  Defaults under Other Agreements.

                  (i) The Borrower, any Pledgor any Guarantor, any Special Purpose Entity or any other Excluded Subsidiary shall fail to pay when due and payable (following the expiration of any applicable cure periods) the principal of, or interest on, any Indebtedness (other than the Loans) having an aggregate outstanding principal amount (or, in the case of any Hedge Agreement, having an Agreement Value) of $10,000,000 or more ("Material Indebtedness"); or

                  (ii) the maturity of any Material Debt shall have (A) been accelerated in accordance with the provisions of any indenture, contract or instrument evidencing, providing for the creation of or otherwise concerning such Debt or (B) been required to be prepaid prior to the stated maturity thereof; or

                  (iii) any other event shall have occurred and be continuing which would permit any holder or holders of any Material Debt, any trustee or agent acting on behalf of such holder or holders or any other Person, to accelerate the maturity of any such Debt or require any such Debt to be prepaid prior to its stated maturity (provided, that, for purposes of subsections (i), (ii) and (iii) only, an obligation of a Special Purpose Entity to repay Debt incurred by it under a Permitted Financial Asset Sale shall not be considered a Default or Event of Default under this subsection so long as at the time of the enforcement of such obligation either (A) a Person has issued a valid and binding commitment to acquire the financial assets (or interests therein) the subject of such Permitted Financial Asset Sale pursuant to another Permitted Financial Asset Sale, the terms of such commitment to be reasonably satisfactory to the Administrative Agent or (B) the Borrower has made other arrangements reasonably satisfactory to the Administrative Agent to cause such Debt to be repaid); or

                  (iv) any Combined Party shall default in the performance or observance (beyond the applicable grace period with respect thereto, if any) of any material obligation or condition of any contract or lease material to the Combined Parties taken as a whole if such default could reasonably be expected to have a Material Adverse Effect; or

     (j) Defaults Under Other Facilities. Notwithstanding anything to the contrary contained in Section 9.1(h), there shall occur and be continuing (i) for thirty (30) days or more, a default or (ii) an "Event of Default" (as defined therein) under the Rabo Facility or there shall occur and be continuing a failure to make a payment when due under any letter of credit issued or guaranty entered into by any of the Combined Parties to credit enhance or otherwise with respect to the F-VI Facility; or

     (k) Judgments. One or more judgments or decrees shall be entered against one or more of the Combined Parties involving a liability of $1,000,000 or more in the aggregate (to the extent not paid or fully covered by insurance provided by a carrier who has acknowledged coverage and has the ability to perform) and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 30 days from the entry thereof; or

     (l) Attachment. A warrant, writ of attachment, execution or similar process shall be issued against any property of the Borrower, any Pledgor, any Guarantor, any Special Purpose Entity or any other Excluded Subsidiary which exceeds, individually or together with all other such warrants, writs, executions and processes, $1,000,000 in amount and such warrant, writ, execution or process shall not be discharged, vacated, stayed or bonded for a period of 30 days.

     (m) ERISA. Any of the following events or conditions, if such event or condition could involve possible taxes, penalties, and other liabilities in an aggregate amount in excess of $1,000,000: (i) any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, shall exist with respect to any Plan, or any lien shall arise on the assets of any Combined Party or any ERISA Affiliate in favor of the PBGC or a Plan; (ii) an ERISA Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (iii) an ERISA Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the Agent, likely to result in (A) the termination of such Plan for purposes of Title IV of ERISA, or (B) any Combined Party or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency (within the meaning of Section 4245 of ERISA) of such Plan; or (iv) any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may subject any Combined Party or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or
          Section 4975 of the Code, or under any agreement or other instrument pursuant to which any Combined Party or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability; or

     (n)  Change of Control/Change in Management.

                  (i) Except as provided in subsection (v) below, any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person will be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 25.0% of the total voting power of the then outstanding Voting Stock of (A) at any time prior to the Reorganization, APF and (B) at any time following the Reorganization, the New REIT;

                  (ii) During any twelve-month period (commencing either before or after the Agreement Date), a majority of the Board of
         Directors/Managing Partners of APF shall no longer be composed of individuals (x) who were members of such Board of Directors/Managing Partners on the first date of such period, (y) whose election or nomination to such Board of Directors was approved by individuals referred to in clause (x) above constituting at the time of such election or nomination at least a majority of such Board of Directors or (z) whose election or nomination to such Board of Directors was approved by individuals referred to in clauses (x) and (y) above constituting at the time of such election or nomination at least a majority of such Board of Directors;

                  (iii) If either (A) James M. Seneff, Jr. shall cease for any reason (including death or disability) to occupy and discharge the responsibilities of the positions of Chairman of the Board or Chief Executive Officer or (B) both of Robert A. Bourne and Michael Wood shall cease for any reason (including death or disability) to occupy and discharge the responsibilities of the positions of Vice Chairman of the Board, or Specified Executive Officer (as hereinafter defined), respectively, of (X) at any time prior to the Reorganization, APF or of both the Parents as to Michael Wood only and (Y) at any time following the Reorganization, the New REIT (for purposes hereof "Specified Executive Officer" shall mean Senior Vice President prior to the Reorganization and Chief Operating Officer following the Reorganization); or

                  (iv) The general partner of the Borrower shall cease to be one of the Parents or a Wholly Owned Subsidiary of one of the Parents.

                  (v) Notwithstanding anything contained herein to the contrary, the Reorganization shall not, solely by virtue of the structure of such transaction and the resultant change in the ownership and control of the Parents, constitute a Default or Event of Default pursuant to the terms hereof if (A) prior to the consummation of such transaction the Borrower or Parents deliver or cause to be delivered to the Administrative Agent an opinion of counsel of the New REIT and the Parents satisfactory to the Administrative Agent stating, among other things, that the transaction shall result in no adverse tax consequences to any Combined Party, (B) all applicable parties remain in compliance with clauses (i) and (iii) above, (C) the aggregate asset value of the assets held by the New REIT immediately prior to the Reorganization is less than $100,000,000, (D) the Borrower and, as applicable, Combined Parties remain in pro forma compliance with the covenants set forth in this Credit Agreement and the other Credit Documents following the Reorganization and the Borrower provides to the Administrative Agent, prior to the reorganization, a pro forma covenant compliance report and certification in form and substance satisfactory to the Administrative Agent, (E) the primary business of the New REIT and the Combined Parties will be substantially the same as that of the Combined Parties immediately preceding the Reorganization and (F) the manner of payment for the acquisition of the New REIT is reasonably satisfactory to the Administrative Agent. This Section 9.1(n)(v) shall not be construed to prevent a Default or Event of Default that does not result directly from a transaction substantially similar to that described above.

Section 9.2       Remedies Upon Event of Default.

         Upon the occurrence and during the continuance of an Event of Default, the Agent may or, upon the request and direction of the Required Lenders, shall, by written notice to the Credit Parties take any of the following actions:

     (a) Termination of Commitments. Declare the Revolving Commitments and Bridge Loan Commitments terminated whereupon the Revolving Commitments and Bridge Loan Commitments shall be immediately terminated.

     (b) Acceleration. Declare the unpaid principal of and any accrued interest in respect of all Loans, any reimbursement obligations arising from drawings under Letters of Credit and any and all other indebtedness or obligations of any and every kind owing by the Credit Parties to the Agent and/or any of the Lender Parties hereunder to be due whereupon
          (i) the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Credit Parties and (ii) the Borrower, Parents and their respective Subsidiaries shall be prevented from making any Restricted Payments pursuant to Section 8.6.

     (c) Cash Collateral. Direct the Borrower to pay (and the Borrower hereby promises to pay, upon receipt of such notice) to the Agent additional cash, to be held by the Agent, for the benefit of the Lender Parties, in a cash collateral account as additional security for the LOC Obligations in respect of subsequent drawings under all then outstanding Letters of Credit in an amount equal to the maximum aggregate amount which may be drawn under all Letters of Credits then outstanding.

     (d) Enforcement of Rights. Enforce any and all rights and interests created and existing under this Credit Agreement (including, without limitation, the right to require the Borrower to record or to record the Mortgage Instruments, Assignments of Mortgages, Assignments of Leases and Assignments of Assignment of Leases and to require the Borrower to pay all expenses associated with such recordation in accordance with Section 7.20(d) and (e)) and the Credit Documents, all rights and remedies existing under the Collateral Documents, all rights and remedies against any Pledgor or Guarantor and all rights of set-off.

     (e) Appointment of Receiver. To the extent permitted by Applicable Law, the Administrative Agent and the Lender Parties shall be entitled to the appointment of a receiver for the assets and properties of the Borrower and its Subsidiaries, without notice of any kind whatsoever and without regard to the adequacy of any security for the Obligations or the solvency of any party bound for its payment, to take possession of all or any portion of the business operations of the Borrower and its Subsidiaries and to exercise such power as the court shall confer upon such receiver.

         Notwithstanding the foregoing,  (i) if an Event of Default specified in
Section 9.1(g) shall occur with respect to the Combined Parties, then, without the giving of any notice or other action by the Agent or the Lender Parties, (A) the Revolving Commitments and Bridge Loan Commitments shall automatically terminate, (B) all of the outstanding Credit Obligations automatically shall immediately become due and payable and (C) the Borrower automatically shall be obligated (and hereby promises) to pay to the Agent additional cash, to be held by the Agent, for the benefit of the Lender Parties, in a cash collateral account as additional security for the LOC Obligations in respect of subsequent drawings under all then outstanding Letters of Credit in an amount equal to the maximum aggregate amount which may be drawn under all Letters of Credits then outstanding and (ii) so long as any of the Underlying Assets are located in the State of California, no Lender Party may exercise any of its rights or remedies under this Credit Agreement, any other Credit Document or otherwise available with respect to the obligations of the Credit Parties under this Credit Agreement and the other Credit Documents (including, without limitation, any right to set off) without the prior written consent of the Administrative Agent.

Section 9.3       Allocation of Proceeds.

         If an Event of Default shall have occurred and be continuing and maturity of any of the Obligations has been accelerated, all payments received by the Administrative Agent under any of the Credit Documents, in respect of any principal of or interest on the Obligations or any other amounts payable by the Borrower hereunder or thereunder, shall be applied in accordance with Section 3.18(b).

Section 9.4       Performance by Administrative Agent.

         If the Borrower or either Parent shall fail to perform any covenant, duty or agreement contained in any of the Credit Documents, the Administrative Agent may, upon notice to the Borrower or such Parent, as the case may be, perform or attempt to perform such covenant, duty or agreement on behalf of the Borrower or such Parent, as the case may be, after the expiration of any cure or grace periods set forth herein; provided, however, the Administrative Agent's failure to give any such notice shall not affect the validity of any action taken by the Administrative Agent. In such event, the Borrower shall, at the request of the Administrative Agent, promptly pay any amount reasonably expended by the Administrative Agent in such performance or attempted performance to the Administrative Agent, together with interest thereon at the Default Rate from the date of such expenditure until paid. Notwithstanding the foregoing, neither the Administrative Agent nor any Lender Party shall have any liability or responsibility whatsoever for the performance of any obligation of the Borrower or either Parent under this Credit Agreement or any other Credit Document.

Section 9.5       Rights Cumulative.

         The rights and remedies of the Administrative Agent and the Lender Parties under this Credit Agreement and each of the other Credit Documents shall be cumulative and not exclusive of any rights or remedies which any of them may otherwise have under Applicable Law. In exercising their respective fights and remedies the Administrative Agent and the Lender Parties may be selective and no failure or delay by the Administrative Agent or any of the Lender Parties in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or fight.

Section 9.6       Rescission of Acceleration by Required Lenders.

         If at any time after acceleration of the maturity of the Obligations, the Borrower shall pay all arrears of interest and all payments on account of principal of the Obligations which shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by Applicable Law, on overdue interest, at the rates specified in this Credit
Agreement) and all Events of Default and Defaults (other than nonpayment of principal of and accrued interest on the Obligations due and payable solely by virtue of acceleration) shall be remedied or waived to the satisfaction of the Required Lenders, then by written notice to the Borrower, the Required Lenders may elect, in the sole discretion of such Required Lenders, to rescind and annul the acceleration and its consequences; but such action shall not affect any subsequent Default or Event of Default or impair any right or remedy consequent thereon. The provisions of the preceding sentence are intended merely to bind the Lender Parties to a decision which may be made at the election of the Required Lenders; they are not intended to benefit the Borrower and do not give the Borrower the right to require the Lender Parties to rescind or annul any acceleration hereunder, even if the conditions set forth herein are satisfied.

Section 9.7       Collateral Account.

     (a) As collateral security for the prompt payment in full when due of all LOC Obligations, the Borrower hereby pledges and grants to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders as provided herein, a security interest in all of its right, title and interest in and to the Collateral Account and the balances from time to time in the Collateral Account (including the investments and reinvestments therein provided for below). The balances from time to time in the Collateral Account shall not constitute payment of any LOC Obligations until applied by the
          Administrative Agent as provided herein. Anything in this Credit Agreement to the contrary notwithstanding, funds held in the Collateral Account shall be subject to withdrawal only as provided in this Section and in Section 3.2(b).

     (b) Amounts on deposit in the Collateral Account shall be invested and reinvested by the Administrative Agent in such Cash Equivalents as the Administrative Agent shall determine in its sole discretion. The Collateral Account, all funds on deposit held in the Collateral Account and all such investments and reinvestments shall be held in the name of and be under the sole dominion and control of the Administrative Agent. The Administrative Agent shall exercise reasonable care in the custody and preservation of any funds held in the Collateral Account and shall be deemed to have exercised such care if such funds are accorded treatment substantially equivalent to that which the Administrative Agent accords other funds deposited with the Administrative Agent, it being understood that the Administrative Agent shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any funds held in the Collateral Account.

     (c) If an Event of Default shall have occurred and be continuing, the Administrative Agent may (and, if instructed by the Required Lenders, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such investments and reinvestments and credit the proceeds thereof to the Collateral Account and apply or cause to be applied such proceeds and any other balances in the Collateral Account to the payment of any of the LOC Obligations due and payable.

     (d) If (i) no Default or Event of Default is then in existence and (ii) all of the LOC Obligations have been indefeasibly paid in full, the Administrative Agent shall, from time to time, at the request of the Borrower, deliver to the Borrower, against receipt but without any recourse, warranty or representation whatsoever, such of the balances in the Collateral Account as exceed the aggregate amount of LOC Obligations at such time. When all of the Obligations shall have been indefeasibly paid in full and no Letters of Credit remain outstanding, the Administrative Agent shall promptly deliver to the Borrower, against receipt but without any recourse, warranty or representation whatsoever, the balances remaining in the Collateral Account.

     (e) The Borrower shall pay to the Administrative Agent from time to time such reasonable fees as the Administrative Agent customarily charges for similar services in connection with the Administrative Agent's administration of the Collateral Account and investments and reinvestments of funds therein.


                                    ARTICLE X

                            THE ADMINISTRATIVE AGENT

Section 10.1      Authorization and Action.

         Each Lender Party hereby irrevocably appoints and authorizes the Agent to act as its agent under this Credit Agreement and the other Credit Documents with such powers and discretion as are specifically delegated to the Agent by the terms of this Credit Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in shall include its Affiliates and its own and its Affiliates' officers, directors, employees, and agents): (a) shall not have any duties or responsibilities except those expressly set forth in this Credit Agreement and shall not be a trustee or fiduciary for any Lender Party; (b) shall not be responsible to the Lender Parties for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Credit Document or any certificate or other document referred to or provided for in, or received by any of them under, any Credit Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Credit Document, or any other document referred to or provided for therein or for any failure by any Credit Party or any other Person to perform any of its obligations thereunder; (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Credit Party or the satisfaction of any condition or to inspect the property (including the books and records) of any Credit Party or any of its Subsidiaries or Affiliates; and (d) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Credit Document, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

Section 10.2      Administrative Agent's Reliance, Etc.

         Notwithstanding any other provisions of this Credit Agreement or any other Credit Documents, neither the Administrative Agent nor any of its directors, officers, agents, employees or counsel shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Credit Agreement, except to the extent found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Administrative Agent: (a) may treat the payee of any Note as the holder thereof until the Administrative Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Administrative Agent; (b) may consult with legal counsel (including its own counsel or counsel for either Parent, the Borrower or any other Subsidiary), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender Party or any other Person and shall not be responsible to any Lender Party or any other Person for any statements, warranties or representations made by any Person in or in connection with this Credit Agreement or any other Credit Document; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any of this Credit Agreement or any other Credit Document or the satisfaction of any conditions precedent under this Credit Agreement or any Credit Document on the part of either of the Parents, the Borrower or other Persons or inspect the property, books or records of either Parent, the Borrower or any other Person; (e) shall not be responsible to any Lender Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement or any other Credit Document, any other instrument or document furnished pursuant thereto or any collateral covered thereby or the perfection or priority of any Lien in favor of the Administrative Agent on behalf of the Lender Parties in any such collateral; and (f) shall incur no liability under or in respect of this Credit Agreement or any other Credit Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telephone or telecopy) believed by it to be genuine and signed, sent or given by the proper party or parties.

Section 10.3      Notice of Defaults.

         The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Agent has received written notice from a Lender Party or another Credit Party specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent shall give prompt notice thereof to the Lender Parties. The Agent shall (subject to Section 10.2 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders (or such other Lender Parties as required by Section 11.5), provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lender Parties.

Section 10.4      Rights as Lender.

         With respect to its Revolving Commitment and Bridge Loan Commitment and the Loans made by it, Bank of America (and any successor acting as Agent) in its capacity as a Lender and Bridge Lender hereunder shall have the same rights and powers hereunder as any other Lender or Bridge Lender and may exercise the same as though it were not acting as the Agent, and the terms "Lender", "Lenders", "Bridge Lender", "Bridge Lenders", "Lender Party" and "Lender Parties" shall, unless the context otherwise indicates, include the Agent in its individual capacity. Bank of America (and any successor acting as Agent) and its Affiliates may (without having to account therefor to any Lender Party) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Credit Party or any of its Subsidiaries or Affiliates as if it were not acting as Agent, and Bank of America (and any successor acting as Agent) and its Affiliates may accept fees and other consideration from any Credit Party or any of its Subsidiaries or Affiliates for services in connection with this Credit Agreement or otherwise without having to account for the same to the Lender Parties.

Section 10.5      Approvals of Lenders.

         All communications from the Administrative Agent to any Lender Party requesting such Lender Party's determination, consent, approval or disapproval
(a) shall be given in the form of a written notice to such Lender Party, (b) shall be accompanied by a description of the matter or issue as to which such determination, approval, consent or disapproval is requested, or shall advise such Lender Party where information, if any, regarding such matter or issue may be inspected, or shall otherwise describe the matter or issue to be resolved,
(c) shall include, if reasonably requested by such Lender Party and to the extent not previously provided to such Lender Party, written materials provided to the Administrative Agent by either Parent or the Borrower in respect of the matter or issue to be resolved, and (d) shall include the Administrative Agent's recommended course of action or determination in respect thereof. Each Lender Party shall reply promptly, but in any event within 10 Business Days (or such lesser period as may be required under the Credit Documents for the
Administrative Agent to respond). Unless a Lender Party shall give written notice to the Administrative Agent that it objects to the recommendation or determination of the Administrative Agent (together with a written explanation of the reasons behind such objection) within the applicable time period for reply, such Lender Party shall be deemed to have conclusively approved of or consented to such recommendation or determination.

Section 10.6      Lender Credit Decision, Etc.

         Each Lender Party expressly acknowledges and agrees that none of the Administrative Agent, the Sole Lead Arranger, or any of their respective officers, directors, employees, agents, counsel, attorneys-in-fact or other affiliates has made any representations or warranties as to the financial condition, operations, creditworthiness, solvency or other information concerning the business or affairs of either Parent, the Borrower, any other Subsidiary or other no act by the Administrative Agent or of the Sole Lead Arranger hereinafter taken, including any review of the affairs of such Parent, the Borrower or any other Subsidiary, shall be deemed to constitute any such representation or warranty by the Administrative Agent or the Sole Lead Arranger to any Lender Party. Each Lender Party acknowledges that it has, independently and without reliance upon the Administrative Agent, the Sole Lead Arranger, any other Lender Party or counsel to the Administrative Agent, or any of their respective officers, directors, employees and agents, and based on the financial statements of each Parent, the Borrower, the other Subsidiaries or any other Affiliate thereof, and inquiries of such Persons, its independent due diligence of the business and affairs of each Parent, the Borrower, the other Subsidiaries and other Persons, its review of the Credit Documents, the legal opinions required to be delivered to it hereunder, the advice of its own counsel and such other documents and information as it has deemed appropriate, made its own credit and legal analysis and decision to enter into this Credit Agreement and the transactions contemplated hereby. Each Lender Party also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Sole Lead Arranger, any other Lender Party or counsel to the Administrative Agent or any of their respective officers, directors, employees and agents, and based on such review, advice, documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under the Credit Documents. Except for notices, reports and other documents and information expressly required to be furnished to the Lender Parties by the Administrative Agent or the Sole Lead Arranger under this Credit Agreement or any of the other Credit Documents, neither the Administrative Agent nor the Sole Lead Arranger shall have any duty or responsibility to provide any Lender Party with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Parents, the Borrower, any other Subsidiary or any other Affiliate thereof which may come into possession of the Administrative Agent, the Sole Lead Arranger or any of their respective officers, directors, employees, agents, attorneys-in-fact or other affiliates. Each Lender Party acknowledges that the Administrative Agent's legal counsel in connection with the transactions contemplated by this Credit Agreement is only acting as counsel to the Administrative Agent and is not acting as counsel to such Lender Party.

Section 10.7      Indemnification of Administrative Agent and Sole Lead Arranger

         Each Lender Party agrees to indemnify each of the Administrative Agent (which term as used in this sentence and in shall include its Affiliates and its own and its Affiliates' officers, directors, employees, and agents) and the Sole Lead Arranger (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) pro rata in accordance with such Lender Party's respective Revolving Commitment Percentage or Bridge Loan Commitment Percentage (as applicable), from and against any and all liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Administrative Agent or the Sole Lead Arranger (in its respective capacity as "Administrative Agent" or "Sole Lead Arranger" but not as a "Lender", "Bridge Lender" or "Lender Party") in any way relating to or arising out of the Credit Documents, any transaction contemplated hereby or thereby or any action taken or omitted by the Administrative Agent or the Sole Lead Arranger under the Credit Documents (collectively, "Indemnifiable Amounts"); provided, however, that no Lender Party shall be liable to the Administrative Agent or the Sole Lead Arranger for any portion of such Indemnifiable Amounts to the extent found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Administrative Agent or the Sole Lead Arranger, as the case may be. Without limiting the generality of the foregoing, each Lender Party agrees to reimburse the Administrative Agent and the Sole Lead Arranger promptly upon demand for its ratable share of any reasonable out-of-pocket expenses (including counsel fees of the counsel(s) of the Administrative Agent's own choosing) incurred by the Administrative Agent in connection with the preparation, execution, administration, or enforcement of, or legal advice with respect to the rights or responsibilities of the parties under, the Credit Documents, any suit or action brought by the Administrative Agent to enforce the terms of the Credit Documents and/or collect any Obligations, any "lender liability" suit or claim brought against the Administrative Agent, the Sole Lead Arranger and/or the Lender Parties, and any claim or suit brought against the Administrative Agent, the Sole Lead Arranger and/or the Lender Parties arising under any Environmental Laws, to the extent that the Administrative Agent or the Sole Lead Arranger is not reimbursed for such expenses by the Borrower. Such out-of-pocket expenses (including counsel fees) shall be advanced by the Lender Parties on the request of the Administrative Agent notwithstanding any claim or assertion that the Administrative Agent is not entitled to indemnification hereunder upon receipt of an undertaking by the Administrative Agent that the Administrative Agent will reimburse the Lender Parties if it is actually and finally determined by a court of competent jurisdiction that the Administrative Agent is not so entitled to indemnification. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder or under the other Credit Documents, the expiration of all Letters of Credit and the termination of this Credit Agreement. If the Borrower shall reimburse the Administrative Agent or the Sole Lead Arranger for any Indemnifiable Amount following payment by any Lender Party to the Administrative Agent or the Sole Lead Arranger in respect of such Indemnifiable Amount pursuant to this Section, the Administrative Agent or the Sole Lead Arranger, as the case may be, shall share such reimbursement on a ratable basis with each Lender Party making any such payment.

Section 10.8      Successor Administrative Agent.

         The Administrative Agent may resign at any time as Administrative Agent under the Credit Documents by giving written notice thereof to the Lender Parties and the Borrower. In the event of a material breach of its duties hereunder, the Administrative Agent may be removed as Administrative Agent under the Credit Documents at any time by (a) the Required Lenders upon 30-day's prior notice and (b) all of the Lender Parties (excluding the Administrative Agent in its capacity as a Lender or Bridge Lender) upon 10-day's prior notice. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent which appointment shall, provided no Default or Event of Default shall have occurred and be continuing, be subject to the Borrower's approval, which approval shall not be unreasonably withheld or delayed (except that Borrower shall, in all events, be deemed to have approved each Lender Party as a successor Administrative Agent). If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the resigning Administrative Agent's giving of notice of resignation or the Required Lenders' removal of the resigning Administrative Agent, then the resigning or removed Administrative Agent may, on behalf of the Lender Parties, appoint a successor Administrative Agent, which shall be a Lender Party, if any Lender Party shall be willing to serve, and otherwise shall be a commercial bank having total combined assets of at least $50,000,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Credit Documents. After any resigning Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Credit Documents.

Section 10.9      Sole Lead Arranger Has No Duties.

         The assumes no responsibility, obligation or duties hereunder, including, without limitation, any responsibility or obligation for servicing, enforcement or collection of any of the Loans or any duty to act as the agent of the Lender Parties. The title of "Sole Lead Arranger" is solely honorary and implies no fiduciary responsibility on the part of the Sole Lead Arranger to the Administrative Agent, the Borrower or any Lender Party and the use of such title does not impose on the Sole Lead Arranger any duties or obligations greater than those of any other Lender Party.


                                   ARTICLE XI

                                  MISCELLANEOUS

Section 11.1      Notices.

         Unless otherwise provided herein, communications provided for hereunder
shall  be  in  writing  and  shall  be  mailed,   sent  via  overnight  courier,
hand-delivered, telecopied or delivered as follows:

         If to the Borrower:

                  CNL APF Partners, LP
                  CNL Center at City Commons
                  450 South Orange Avenue
                  Orlando, Florida 32801
                  Attention: Michael Wood
                  Telecopy Number:  (407) 540-2210
                  Telephone Number: (407) 540-2200

         If to the Administrative Agent:

                  Bank of America, N.A.
                  NC 1-007-09-11
                  100 N. Tryon Street
                  Charlotte, North Carolina  28255
                  Attn: Terence J. Hatton
                  Telecopy Number:  (704) 388-8841
                  Telephone Number:         (704) 386-8034

         and to:

                  Bank of America, N.A.
                  6610 Rockledge Drive
                  Bethesda, MD 20817
                  Attn: Denise D. Harris
                  Telecopy Number:  (301) 571-9093
                  Telephone Number: (301) 571-9668

         If to a Lender Party:

                  To  such  Lender  Party's  address  or  telecopy  number,   as
                  applicable, set forth on its signature page hereto or in the applicable Assignment and Acceptance Agreement.

or, as to each party at such other address as shall be designated by such party in a written notice to the other parties delivered in compliance with this Section. All such notices and other communications shall be effective (i) if delivered by a reputable national overnight air courier service, the day following the day on which the same has been delivered prepaid or pursuant to an invoice arrangement with such courier; (ii) if telecopied, when transmitted;
(iii)  if hand  delivered,  when  delivered;  or (iv)  if sent by  certified  or registered mail, postage prepaid, upon delivery or attempted delivery. Notwithstanding the immediately preceding sentence, all notices or communications to the Administrative Agent or any Lender Party under Article II shall be effective only when actually received. Neither the Administrative Agent nor any Lender Party shall incur any liability to the Borrower (nor shall the Administrative Agent incur any liability to the Lender Parties) for acting upon any telephonic notice referred to in this Credit Agreement which the Administrative Agent or such Lender Party, as the case may be, believes in good faith to have been given by a Person authorized to deliver such notice or for otherwise acting in good faith under hereunder.

Section 11.2      Expenses.

         The Borrower agrees (a) to pay or reimburse each of the Administrative Agent and the Sole Lead Arranger for all of their reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, execution and syndication of, and any amendment, supplement or modification to, any of the Credit Documents (including without limitation, reasonable due diligence expenses, and travel expenses relating to closing), and the consummation of the transactions contemplated thereby, including the reasonable fees and disbursements of counsel to the Administrative Agent, (b) to pay or reimburse the Administrative Agent and the Lender Parties for all their costs and expenses incurred in connection with the enforcement or preservation of any rights under the Credit Documents, including the reasonable fees and disbursements of their respective counsel (including the allocated fees and expenses of in-house counsel) and any payments in indemnification or otherwise payable by the Lender Parties to the Administrative Agent pursuant to the Credit Documents, (c) to pay, indemnify and hold the Administrative Agent and the Lender Parties harmless from any and all recording and filing fees and any and all liabilities with respect to, or resulting from any failure to pay or delay in paying, documentary, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of any of the Credit Documents, or consummation of any amendment, supplement or modification of, or any waiver or consent under or in respect of, any Credit Document and (d) to the extent not already covered by any of the preceding subsections, to pay or reimburse the Administrative Agent and the Lender Parties for all their costs and expenses incurred in connection with any bankruptcy or other proceeding of the type referred to in Section 9.1(g), including the reasonable fees and disbursements of counsel to the Administrative Agent and any Lender Party, whether such fees and expenses are incurred prior to, during or after the commencement of such proceeding or the confirmation or conclusion of any such proceeding.

Section 11.3      Setoff.

         Subject to Sections 3.17, 7.25(d) and the final paragraph of Section 9.2, and in addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, the Administrative Agent, each Lender Party and each Participant is hereby authorized by the Borrower, at any time or from time to time during the continuance of an Event of Default, without prior notice to the Borrower or to any other Person, any such prior notice being hereby expressly waived, but subject to receipt of the Administrative Agent's prior written consent, to set-off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other Indebtedness at any time held or owing by the Administrative Agent, such Lender Party or any affiliate of the Administrative Agent or such Lender, to or for the credit or the account of the Borrower against and on account of any of the Obligations, irrespective of whether or not any or all of the Loans and all other Obligations have been declared to be, or have otherwise become, due and payable as permitted by Section 9.2, and although such obligations shall be contingent or unmatured. If any Lender Party or Participant shall exercise the right of set-off referred to above, such Lender Party or Participant shall promptly notify the Borrower, all other Lender Parties and the Administrative Agent thereof; provided, however, failure by such Lender Party or Participant to give such notice shall not affect the validity of such set-off.

Section 11.4      Successors and Assigns.

     (a) The provisions of this Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Credit Agreement without the prior written consent of all Lender Parties.

     (b) Any Lender Party may make, carry or transfer Loans at, to or for the account of, any of its branch offices or the office of an affiliate of such Lender Party except to the extent such transfer would result in increased costs to the Borrower.

     (c) Any Lender Party may at any time grant to one or more banks or other financial institutions (each a "Participant") participating interests in its Revolving Commitment, Bridge Loan Commitment or other Obligations owing to such Lender Party; provided, however, (i) any such participating interest must be for a constant and not a varying percentage interest, (ii) no Lender Party may grant a participating interest in its Revolving Commitment or Bridge Loan Commitment, or if the Revolving Commitments or Bridge Loan Commitments, as applicable, have been terminated, the aggregate outstanding principal balance of Notes or Bridge Notes held by it, in an amount less than $10,000,000 and (iii) after giving effect to any such participation by a Lender Party, the amount of its Revolving Commitment or Bridge Loan
          Commitment,   or  if  the   Revolving   Commitments   or  Bridge  Loan
          Commitments, as applicable, have been terminated, the aggregate outstanding principal balance of Notes of Bridge Notes held by it, in which it has not granted any participating interests must be equal to $10,000,000 and integral multiples of $5,000,000 in excess thereof. Except as otherwise provided in Section 11.3, no Participant shall have any rights or benefits under this Credit Agreement or any other Credit Document. In the event of any such grant by a Lender Party of a participating interest to a Participant, such Lender Party shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender Party in connection with such Lender's rights and obligations under this Credit Agreement. Any agreement pursuant to which any Lender Party may grant such a participating interest shall provide that such Lender Party shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Credit Agreement; provided, however, such Lender Party may agree with the Participant that it will not, without the consent of the Participant, agree to (i) increase, or extend the term or extend the time or waive any requirement for the reduction or termination of, such Lender Party's Revolving Commitment or Bridge Loan Commitment,
          (ii)extend the date fixed for the payment of principal of or interest on the Loans or portions thereof owing to such Lender Party, (iii) reduce the amount of any such payment of principal, or (iv) reduce the rate at which interest is payable thereon. An assignment or other transfer which is not permitted by subsection (d) below shall be given effect for purposes of this Credit Agreement only to the extent of a participating interest granted in accordance with this subsection. The selling Lender Party shall notify the Administrative Agent and the Borrower of the sale of any participation hereunder and the terms thereof.

     (d) Any Lender Party may with the prior written consent of the Administrative Agent and the Borrower (which consent, in each case, shall not be unreasonably withheld) assign to one or more Eligible Assignees (each an "Assignee") all or a portion of its Revolving Commitment or Bridge Loan Commitment and its other rights and obligations under this Credit Agreement and the Notes or Bridge Notes, as applicable; provided, however, (i) no such consent by the Borrower shall be required (x) in the case of any assignment to another Lender Party or any affiliate of such Lender Party or another Lender Party or
          (y) if an Event of Default or Default shall then be existing; (ii) any partial assignment shall be in an amount at least equal to $10,000,000 and after giving effect to such assignment the assigning Lender Party retains a Revolving Commitment or Bridge Loan Commitment, or if the Revolving Commitments or Bridge Loan Commitments, as applicable, have been terminated, holds Notes or Bridge Notes having an aggregate outstanding principal balance, of $10,000,000 and integral multiples of $5,000,000 in excess thereof; and (iii) each such assignment shall be effected by means of an Assignment and Acceptance Agreement. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Lender Party of an amount equal to the purchase price agreed between such transferor Lender Party and such Assignee, such Assignee shall be deemed to be a "Lender Party" under this Credit Agreement as of the effective date of the Assignment and Acceptance Agreement mid shall have all the rights and obligations of a Lender Party with a Revolving Commitment or Bridge Loan Commitment as set forth in such Assignment and Acceptance Agreement, and the transferor Lender Party shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection, the transferor Lender Party, the Administrative Agent and the Borrower shall make appropriate arrangements so that new Notes or Bridge Notes are issued to the Assignee and such transferor Lender Party, as appropriate. In connection with any such assignment, the transferor Lender Party (excluding the Administrative Agent or the Sole Lead Arranger in their respective capacities as Lenders) shall pay to the Administrative Agent an administrative fee for processing such assignment in the amount of $2,500.

     (e) The Administrative Agent shall maintain at the Principal Office a copy of each Assignment and Acceptance Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lender Parties and the Revolving Commitment and/or Bridge Loan Commitment of each Lender Party from time to time (the "Register"). The Administrative Agent shall give each Lender Party and the Borrower notice of the assignment by any Lender Party of its rights as contemplated by this Section. The Borrower, the Administrative Agent and the Lender Parties may treat each Person whose name is recorded in the Register as a Lender Party hereunder for all purposes of this Credit Agreement. The Register and copies of each Assignment and Acceptance Agreement shall be available for inspection by the Borrower or any Lender Party at any reasonable time and from time to time upon reasonable prior notice to the Administrative Agent. Upon its receipt of an Assignment and Acceptance Agreement executed by an assigning Lender Party, together with each Note subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance Agreement has been-completed and if the Administrative Agent receives the processing and recording fee described in subsection (d) above,
          (i) accept such Assignment and Acceptance Agreement, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower.

     (f) In addition to the assignments and participations permitted under the foregoing provisions of this Section, any Lender Party may assign and pledge all or any portion of its Loans and its Notes or Bridge Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank, and such Loans and Notes or Bridge Notes shall be fully transferable as provided therein. No such assignment shall release the assigning Lender Party from its obligations hereunder.

     (g) A Lender Party may furnish any information concerning the Borrower or any Subsidiary in the possession of such Lender Party from time to time to Assignees and Participants (including prospective Assignees and Participants) subject to compliance with Section 11.7.

     (h) Anything in this Section to the contrary notwithstanding, no Lender Party may assign or participate any interest in any Loan held by it hereunder to the Borrower, any Subsidiary or any of their respective Affiliates.

     (i) Each Lender Party agrees that, without the prior written consent of the Borrower and the Administrative Agent, it will not make any assignment hereunder in any manner or under any circumstances that would require registration or qualification of, or filings in respect of, any Loan, Note or Bridge Note under the Securities Act or any other securities laws United States of America or of any other jurisdiction.

Section 11.5      Amendments, Waivers and Consents.

         Neither this Credit Agreement nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing entered into by, or approved in writing by, each of the Credit Parties party thereto and the Required Lenders, provided, however, that:

     (a) without the consent of each Lender Party, neither this Credit Agreement nor any other Credit Document may be amended, changed, waived, discharged or terminated so as to

                  (i) extend the final maturity of any Loan or of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit, or extend or waive any principal payment of any Loan, or any portion thereof,

                  (ii) reduce the rate or extend the time of payment of interest on any Loan or of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit (other than as a result of waiving the applicability of any post-default increase in interest rates) or of any Fees,

                  (iii) reduce or waive the principal amount of any Loan or of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit,

                  (iv) except as contemplated in Section 7.20(a) or as the result of or in connection with an Asset Disposition not prohibited by
         Section 8.10, release all or substantially all of the Collateral,

                  (v) except as the result of or in connection with a dissolution, merger or disposition of a Combined Party not prohibited by Section 8.9 or Section 8.10, release the Borrower or any of the other Credit Parties from its or their obligations under the Credit Documents except as otherwise provided for herein (including, without limitation, in Section 4.3),

                  (vi) amend, modify or waive any provision of this Section 11.5, of any Section contained in Sections 3.2, 3.9, 3.10, 3.11, 3.12, 3.13, 3.14, 3.15, 3.16, 3.17, 3.18, 8.1, 8.2, 8.3, 8.4, 8.5, 8.6, 8.9,
         8.10, 8.14, 8.16, 8.19, 9.1(a), 9.1(n), 11.2, 11.3, 11.4, or 11.11,

                  (vii) amend, modify or waive any provision of Sections 7.11(f) or 7.11(g) except to the extent (A) the required Unencumbered Interest Coverage Ratio set forth in Section 7.11(f) is increased or (B) the required Leverage Ratio set forth in Section 7.11(g) is decreased,

                  (viii) amend, modify or waive the "October 31, 2000" date restrictions contained in Section 3.2,

                  (ix) amend or modify the definition of "Borrowing Base Amount" as set forth herein or the manner of calculation with respect to such definition,

                  (x) amend, modify or waive any provision of any covenant contained herein to make such covenant more restrictive with respect to the Bridge Loans than to the Revolving Loans, Swingline Loans or LOC Obligations,

                  (xi) increase the Revolving Commitment or the Bridge Loan Commitment of any Lender Party without the consent of such Lender Party over the amount thereof in effect (it being understood and agreed that (A) a waiver of any Default or Event of Default, (B) any mandatory reduction in the Commitments or (C) the assignment of any Loans from one Lender Party to another Lender or Eligible Assignee in accordance with the terms hereof shall not constitute a change in the terms of any Revolving Commitment or Bridge Loan Commitment of any Lender Party);

                  (xii) reduce any percentage specified in, or otherwise modify, the definition of Required Lenders, or

                  (xiii) consent to the assignment or transfer by the Borrower or all or substantially all of the other Credit Parties of any of its or their rights and obligations under (or in respect of) the Credit Documents except as permitted thereby;

     (b) without the consent of the Required Lenders, no Default or Event of Default may be waived for purposes of Section 5.2(d);

     (c)  without the  consent of the  Administrative  Agent,  no  provision  of
          Section 10 may be amended, changed, waived, discharged or terminated; and

     (d) without the consent of the Issuing Lender, no provision of Section 2.3 may be amended, changed, waived, discharged or terminated.

         Notwithstanding (i) the fact that the consent of all the Lender Parties is required in certain circumstances as set forth above, (x) each Lender Party is entitled to vote as such Lender Party may unilaterally decide on any bankruptcy reorganization plan that affects the Loans, and each Lender Party acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders shall determine whether or not to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lender Parties and (ii) anything contained herein to the contrary, any contemplated amendments, waivers, modifications, changes, discharges or terminations in connection with the future transfer of the Borrower's or any other Credit Party's interests in the Net Lease Subsidiary to AffiliateCo or any Affiliate thereof shall require the consent of only the Required Lenders and shall not be subject to this Section 11.5.

Section 11.6      Nonliability of Administrative Agent and Lenders.

         The relationship between the Borrower, on the one hand, and the Lender Parties and the Administrative Agent, on the other hand, shall be solely that of borrower and lender. Neither the Administrative Agent nor any Lender Party shall have any fiduciary responsibilities to the Borrower and no provision in this Credit Agreement or in any of the other Credit Documents, and no course of dealing between or among any of the parties hereto, shall be deemed to create any fiduciary duty owing by the Administrative Agent or any other Lender Party to any other Lender Party, the Parents, the Borrower or any other Subsidiary. Neither the Administrative Agent nor any Lender Party undertakes any responsibility to the Borrower or any other Credit Party to review or inform the Borrower or any other Credit Party of any matter in connection with any phase of the Borrower's business or operations.

Section 11.7      Confidentiality.

         Except as otherwise provided by Applicable Law, the Administrative Agent and each Lender Party shall utilize all non-public information obtained pursuant to the requirements of this Credit Agreement which has been identified as confidential or proprietary by the Borrower in accordance with the customary procedure of the Administrative Agent or such Lender Party, as the case may be, for handling confidential information of this nature and in accordance with safe and sound banking practices but in any event may make disclosure: (a) to any of their respective affiliates (,provided they shall agree to keep such information confidential in accordance with the terms of this Section); (b) as reasonably required by any bona fide Assignee, Participant or other transferee in connection with the contemplated transfer of any Revolving Commitment, Bridge Loan Commitment or participations therein as permitted hereunder (provided they shall agree to keep such information confidential in accordance with the terms of this Section); (c) as required by any Governmental Authority or representative thereof or pursuant to legal process; (d)to the Administrative Agent's or such Lender Party's independent auditors and other professional advisors (provided they shall be notified of the confidential nature of the information); (e) after the happening and. during the continuance of an Event of Default, to any other Person, in connection with the exercise by the Administrative Agent or the Lender Parties of rights hereunder or under any of the other Credit Documents and (f) as necessary or appropriate in any Lender Party's reasonable judgment.

Section 11.8      Indemnification.

     (a) The Borrower shall and hereby agrees to indemnify, defend and hold harmless the Administrative Agent, the Sole Lead Arranger, each affiliate of the Administrative Agent or the Sole Lead Arranger, and each of the Lender Parties and their respective directors, officers, shareholders, agents, employees and counsel (each referred to herein as an "Indemnified Party") from and against any and all losses, costs, claims, damages, liabilities, deficiencies, judgments or expenses of every kind and nature (including, without limitation, amounts paid in settlement, court costs and the fees and disbursements of counsel incurred in connection with any litigation, investigation, claim or proceeding or any advice rendered in connection therewith) (the foregoing items referred to herein as "Claims and Expenses") incurred by an Indemnified Party in connection with, arising out of, or by reason of, any suit, cause of action, claim, arbitration, investigation or settlement, consent decree or other proceeding (the foregoing referred to herein as an "Indemnity Proceeding") which is in any way related directly or indirectly to: (i) this Credit Agreement or any other Credit Document or the transactions contemplated thereby;
          (ii) the making of any Loans and the issuance of any Letters of Credit hereunder; (iii) any actual or proposed use by the Borrower of the proceeds of the Loans or the Letters of Credit; (iv) the Administrative Agent's, the Sole Lead Arranger or any Lender Party's entering into this Credit Agreement; (v) the fact that the Administrative Agent and the Lender Parties have established the credit facility evidenced hereby in favor of the Borrower; (vi) the fact that the Administrative Agent and the Lender Parties are creditors of the Borrower and have or are alleged to have information regarding the financial condition, strategic plans or business operations of the Parents, the Borrower and the other Subsidiaries;
          (vii) the fact that the Administrative Agent and the Lender Parties are material creditors of the Borrower and are alleged to influence directly or indirectly the business decisions or affairs of either Parent, the Borrower and the other Subsidiaries or their financial condition; (viii) the exercise of any right or remedy the Administrative Agent, the Sole Lead Arranger or the Lender Parties may have under this Credit Agreement or the other Credit Documents; (ix) any violation or non-compliance by either Parent, the Borrower or any other Subsidiary of any Applicable Law (including any Environmental
          Law) including, but not limited to, any Indemnity Proceeding commenced by (A) the Internal Revenue Service or state taxing authority or (B) any Governmental Authority or other Person under any Environmental Law, including any Indemnity Proceeding commenced by a Governmental Authority or other Person seeking remedial or other action to cause either Parent, the Borrower or the other Subsidiaries (or its respective properties) (or the Administrative Agent and/or the Lender Parties as successors to any such Credit Party) to be in compliance with such Environmental Laws; provided, however, that the Borrower shall not be obligated to indemnify any Indemnified Party for any Claims and Expenses in connection with, arising out of, or by reason of any acts or omissions of such Indemnified Party in connection with matters described in the immediately preceding clause (i) or (viii) to the extent such acts or omissions have been found in a final non-appealable judgment by a court of competent jurisdiction to constitute gross negligence or willful misconduct.

     (b) The Borrower's indemnification obligations under this Section shall apply to all Indemnity Proceedings arising out of, or related to, the foregoing whether or not an Indemnified Party is a named party in such Indemnity Proceeding. In this connection, this indemnification shall cover all reasonable costs and expenses of any Indemnified Party in connection with any deposition of any Indemnified Party or compliance with any subpoena (including any subpoena requesting the production of documents). This indemnification shall, among other things, apply to any Indemnity Proceeding commenced by other creditors of either Parent, the Borrower or any other Subsidiary, any shareholder of either of the Parents, the Borrower or any other Subsidiary (whether such shareholder(s) are prosecuting such Indemnity Proceeding in their individual capacity or derivatively on behalf of the Borrower or the Parent), any account debtor of either of the Parents, the Borrower or any other Subsidiary or by any Governmental Authority. This indemnification shall apply to any Indemnity Proceeding arising during the pendency of any bankruptcy proceeding filed by or against either of the Parents, the Borrower and/or any other Subsidiary.

     (c) All out-of-pocket fees and expenses of, and all amounts paid to third-persons by, an Indemnified Party shall be advanced by the Borrower at the request of such Indemnified Party notwithstanding any claim or assertion by the Borrower that such Indemnified Party is not entitled to indemnification hereunder upon receipt of an undertaking by such Indemnified Party that such Indemnified Party will reimburse the Borrower if it is actually and finally determined by a court of competent jurisdiction that such Indemnified Party is not so entitled to indemnification hereunder.

     (d) An Indemnified Party may conduct its own investigation and defense of, and may formulate its own strategy with respect to, any Indemnified Proceeding covered by this Section and, as provided above, all costs and expenses incurred by the Indemnified Party shall be reimbursed by the Borrower. No action taken by legal counsel chosen by an Indemnified Party in investigating or defending against any such Indemnified Proceeding shall vitiate or in any way impair the obligations and duties of the Borrower hereunder to indemnify and hold harmless each such Indemnified Party; provided, however, that (i) if the Borrower is required to indemnify an Indemnified Party pursuant hereto and (ii) the Borrower has provided evidence reasonably satisfactory to such Indemnified Party that the Borrower has the financial wherewithal to reimburse such Indemnified Party for any amount paid by such Indemnified Party with respect to such Indemnified Proceeding, such Indemnified Party shall not settle or compromise any such Indemnified Proceeding without the prior written consent of the Borrower (which consent shall not be unreasonably withheld or delayed).

     (e) If and to the extent that the obligations of the Borrower hereunder are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under Applicable Law. The Borrower's obligations hereunder shall survive any termination of this Credit Agreement and the other Credit Documents and the payment in full of the Obligations, and are in addition to, and not in substitution of, any other of its obligations set forth in this Credit Agreement or any other Credit Document to which it is a party.

Section 11.9      No Waiver; Remedies Cumulative.

         No failure or delay on the part of the Administrative Agent or any Lender Party in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Agent or any Lender Party and any of the Credit Parties shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Agent or any Lender Party would otherwise have. No notice to or demand on any Credit Party in any case shall entitle the Credit Parties to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent or the Lender Parties to any other or further action in any circumstances without notice or demand.

Section 11.10     Termination; Survival.

         At such time as (a) all of the Revolving Commitments and Bridge Loan Commitments have been terminated, (b) none of the Lender Parties is obligated any longer under this Credit Agreement to make any Loans, (c) the Administrative Agent is no longer obligated under this Credit Agreement to issue any Letters of Credit, (d) no Letters of Credit remain outstanding, - and (e) all Obligations (other than obligations which survive as provided in the following sentence) have been paid and satisfied in full, this Credit Agreement shall terminate. Notwithstanding any termination of this Credit Agreement, or of the other Credit Documents, the indemnities to which the Administrative Agent, the Sole Lead Arranger and the Lender Parties are entitled under the provisions of Sections 2.3(i), 10.7, 11.2 and 11.8 and any other provision of this Credit Agreement and the other Credit Documents, and the waivers of jury trial and submission to jurisdictions contained in Sections 11.14 and 11.15, shall continue in full force and effect and shall protect the Administrative Agent, the Sole Lead Arranger and the Lender Parties against events arising after such termination as well as before.

Section 11.11     Severability of Provisions.

         Any provision of this Credit Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 11.12     Binding Effect; Termination.

     (a) This Credit Agreement shall become effective at such time on or after the Closing Date when it shall have been executed by each Credit Party and the Agent, and the Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender Party, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of each Credit Party, the Agent and each Lender Party and their respective successors and assigns.

     (b) The term of this Credit Agreement shall be until the Credit Party Obligations are Fully Satisfied.

Section 11.13     GOVERNING LAW.

         THIS CREDIT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

Section 11.14     WAIVER OF JURY TRIAL.

         EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY AND TO THE FULLEST EXTENT PERMITTED BY LAW WAIVES ANY RIGHTS THAT IT MAY HAVE TO CLAIM OR RECEIVE CONSEQUENTIAL OR SPECIAL DAMAGES IN CONNECTION WITH ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

Section 11.15     Consent to Jurisdiction.

     (a) Any legal action or proceeding with respect to this Credit Agreement may be brought in the courts of the State of North Carolina in Mecklenberg County, or of the United States for the Western District of North Carolina, and, by execution and delivery of this Credit Agreement, each of the Credit Parties hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. Each of the Credit Parties further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by any manner permitted by applicable law.

     (b) Each of Credit Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Credit Agreement in the courts referred to in Section 11.15(a). Each of the parties hereto hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     (c) Each party to this Credit Agreement irrevocably consents to service of process in the manner provided for notices being sent by overnight courier as described in Section 11.1. Nothing in this Credit Agreement will affect the right of any party to this Credit Agreement to serve process in any other manner permitted by law.

Section 11.16     Counterparts.

         This Credit Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

Section 11.17     Limitation of Liability.

         To the maximum extent permitted by Applicable Law, none of the Administrative Agent, the Sole Lead Arranger, any Lender Party, or any affiliate, officer, director, employee, attorney, or agent of the Administrative Agent, the Sole Lead Arranger or any Lender Party, shall have any liability with respect to, and each of the Parents and the Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by the Borrower or such Parent in connection with, arising out of, or in any way related to, this Credit Agreement or any of the other Credit Documents, or any of the transactions contemplated by this Credit Agreement or any of the other Credit Documents. Each of the Parents and the Borrower hereby waives, releases, and agrees not to sue the Administrative Agent, the Sole Lead Arranger or any Lender Party or any of their respective affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Credit Agreement or any of the other Credit Documents, or any of the transactions contemplated by this Credit Agreement or financed hereby.

Section 11.18     Obligations with Respect to Credit Parties.

         The obligations of the Parents or the Borrower to direct or prohibit the taking of certain actions by the any other Credit Party as specified herein shall be absolute and not subject to any defense to the effect that such Parent or the Borrower, as the case may be, does not control such Credit Party.

Section 11.19     Regulation D.

         Each of the Lender Parties hereby represents and warrants to the Borrower that it is a commercial lender, other financial institution or other "accredited" investor (as defined in SEC Regulation D) which makes or acquires or loans on the ordinary course of business and that it will make or acquire Loans for its own account in the ordinary course of business.

Section 11.20     Entire Agreement.

         This Credit Agreement, the Notes, and the other Credit Documents referred to herein embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto.

Section 11.21     Construction.

         The Administrative Agent, each Parent, the Borrower and each Lender Party acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Credit Agreement and the other Credit Documents with its legal counsel and that this Credit Agreement and the other Credit Documents shall be construed as if jointly drafted by the Administrative Agent, the Borrower and each Lender Party.

Section 11.22     Limitation of Liability of Officers, Directors, Etc.

         THE ADMINISTRATIVE AGENT AND THE LENDER PARTIES SHALL LOOK SOLELY TO THE BORROWER, THE PLEDGORS AND THE GUARANTORS FOR THE ENFORCEMENT OF ANY CLAIM AGAINST THE BORROWER AND ACCORDINGLY NONE OF THE OFFICERS, DIRECTORS, EMPLOYEES OR SHAREHOLDERS OF THE BORROWER OR EITHER PARENT SHALL HAVE ANY PERSONAL LIABILITY FOR OBLIGATIONS ENTERED INTO BY OR ON BEHALF OF THE BORROWER EXCEPT AS ANY SUCH PERSON MAY AGREE OTHERWISE 1N WRITING.

Section 11.23     No Novation.

         THE PARTIES HERETO HAVE ENTERED INTO THIS CREDIT AGREEMENT SOLELY TO AMEND AND RESTATE THE TERMS OF THE EXISTING CREDIT AGREEMENT. THE PARTIES DO NOT INTEND THIS CREDIT AGREEMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS CREDIT AGREEMENT AND THE TRANSACTION CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE BORROWER UNDER OR IN CONNECTION WITH THE EXISTING CREDIT AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS (AS DEFINED IN THE EXISTING CREDIT AGREEMENT).


                                                 [Signatures on Following Pages]

         IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be executed by their authorized officers all as of the day and year first above written.

               BORROWER:

               CNL APF PARTNERS, LP

                      By:  CNL APF GP CORP., its general partner

                      By:______________________________________
                      Name: Steven  D. Shackelford
                      Title:  Senior Vice President


               PARENTS:

               CNL APF GP CORP.

                     By:_______________________________________
                     Name: Steven  D. Shackelford
                     Title:  Senior Vice President


               CNL APF LP CORP.

                     By:________________________________________
                     Name: Steven  D. Shackelford
                     Title:  Senior Vice President


                SUBSIDIARY GUARANTORS:

                CNL RESTAURANT BOND HOLDINGS, LP

                      By: CNL RESTAURANT BOND HOLDINGS, INC., its
                          general  partner

                      By:_______________________________________
                      Name: Steven  D. Shackelford
                      Title:  Senior Vice President



                 CNL FUNDING 2000-A, LP

                      By: CNL FUNDING 2000-A, INC., its general partner

                      By:_______________________________________
                      Name: Steven  D. Shackelford
                      Title:  Senior Vice President










                   CNL RESTAURANT BOND HOLDINGS, INC.

                      By:_______________________________________
                      Name: Steven  D. Shackelford
                      Title:  Senior Vice President


                   CNL FUNDING 2000-A, INC.

                      By:_______________________________________
                      Name: Steven  D. Shackelford
                      Title:  Senior Vice President


                   CNL RESTAURANT NET LEASE HOLDINGS, LP

                      By: CNL Restaurant Net Lease Holdings, Inc., its general
                          partner

                      By:_______________________________________
                      Name: Steven  D. Shackelford
                      Title:  Senior Vice President